UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-06110

Western Asset Funds, Inc.

(Exact name of registrant as specified in charter)

620 Eighth Avenue, 47th Floor, New York, NY 10018

(Address of principal executive offices) (Zip code)

Marc A. De Oliveira

Franklin Templeton

100 First Stamford Place

Stamford, CT 06902

(Name and address of agent for service)

Registrant’s telephone number, including area code: 1-877-721-1926

Date of fiscal year end: October 31

Date of reporting period: October 31, 2021

ITEM 1.	REPORT TO STOCKHOLDERS.

The Annual Report to Stockholders is filed herewith.

Annual Report	October 31, 2021

WESTERN ASSET

MACRO OPPORTUNITIES FUND

The Fund intends to no longer mail paper copies of the Fund’s shareholder reports like this one, unless you specifically request paper copies of the reports from the Fund or from your Service Agent or financial intermediary (such as a broker-dealer or bank). Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically (“e-delivery”), you will not be affected by this change and you need not take any action. If you have not already elected e-delivery, you may elect to receive shareholder reports and other communications from the Fund electronically by contacting your Service Agent or, if you are a direct shareholder with the Fund, by calling 1-877-721-1926.

You may elect to receive all future reports in paper free of charge. If you invest through a Service Agent, you can contact your Service Agent to request that you continue to receive paper copies of your shareholder reports. That election will apply to all Legg Mason Funds held in your account at that Service Agent. If you are a direct shareholder with the Fund, you can call the Fund at 1-877-721-1926, or write to the Fund by regular mail at Legg Mason Funds, P.O. Box 9699, Providence, RI 02940-9699 or by express, certified or registered mail to Legg Mason Funds, 4400 Computer Drive, Westborough, MA 01581 to let the Fund know you wish to continue receiving paper copies of your shareholder reports. That election will apply to all Legg Mason Funds held in your account held directly with the fund complex.

INVESTMENT PRODUCTS: NOT FDIC INSURED • NO BANK GUARANTEE • MAY LOSE VALUE

Fund objective

The Fund seeks to maximize total return.

Letter from the president

Dear Shareholder,

We are pleased to provide the annual report of Western Asset Macro Opportunities Fund for the twelve-month reporting period ended October 31, 2021. Please read on for a detailed look at prevailing economic and market conditions during the Fund’s reporting period and to learn how those conditions have affected Fund performance.

Special shareholder notice

Effective June 16, 2021, the Fund no longer sells Class A2 shares. Following the close of business on June 24, 2021, all outstanding Class A2 shares were automatically converted into Class A shares of the Fund. Shareholders holding Class A2 shares at the time of conversion received Class A shares having an aggregate net asset value equal to the aggregate net asset value of their Class A2 shares immediately prior to the conversion. No sales load or other charges were imposed in connection with the conversion. The conversion is not expected to be a taxable event for federal income tax purposes. For additional information, please see the Fund’s prospectus supplement dated May 24, 2021.

II	Western Asset Macro Opportunities Fund

As always, we remain committed to providing you with excellent service and a full spectrum of investment choices. We also remain committed to supplementing the support you receive from your financial advisor. One way we accomplish this is through our website, www.franklintempleton.com. Here you can gain immediate access to market and investment information, including:

•	Fund prices and performance,

•	Market insights and commentaries from our portfolio managers, and

•	A host of educational resources.

We look forward to helping you meet your financial goals.

Sincerely,

Jane Trust, CFA

President and Chief Executive Officer

November 30, 2021

Western Asset Macro Opportunities Fund	III

Fund overview

Q. What is the Fund’s investment strategy?

A. The Fund seeks to maximize total return. Under normal circumstances, the Fund seeks to achieve its investment objective by implementing an opportunistic investing strategy. The Fund attempts to identify and capitalize on attractive relative-value opportunities principally in fixed income markets around the globe by investing in a variety of securities and other instruments. Although the Fund does not expect to invest in individual equities, it may also invest in equity-related strategies, such as equity index futures and swaps, to the extent a subadviser believes those strategies are consistent with the Fund’s overall objective and strategy. The Fund’s trading strategy is expected to include positions based on longer-term outlooks, such as the subadvisers’ views on long-term macroeconomic themes, and shorter-term circumstances. The Fund has fewer restrictions than other fixed income funds and expects to trade actively.

Under normal circumstances, at the time of purchase, no more than 75% of the Fund’s net assets may be invested in non-dollar denominated securities. The Fund has the ability to invest up to 50% of the Fund’s net assets in securities of issuers in emerging markets and up to 50% in debt and other fixed income securities rated below the Baa or BBB categories at the time of purchase by one or more Nationally Recognized Statistical Rating Organization (“NRSROs”) or unrated securities that we determined to be of comparable quality at the time of purchase (commonly known as “junk bonds” or “high yield” securities). The Fund may also invest, at the time or purchase, up to 50% of the Fund’s net assets in unhedged non-U.S. dollar denominated securities, currency futures, forwards, or options measured at notional value, excluding instruments used for hedging purposes.

The Fund considers a country to be an emerging market if, at the time of investment, it is represented in the J. P. Morgan Emerging Market Bond Index Globali or the J.P. Morgan Corporate Emerging Market Bond Index Broadii or categorized by the World Bank in its annual categorization as middle- or low-income.

The Fund is permitted to invest in securities issued or guaranteed by the government of the United States or any of the G-7 countries, including their agencies, instrumentalities and political sub-divisions, without limit; however, (i) no more than 10% of the Fund’s net assets may be invested in securities issued or guaranteed by a single government that is a non-G-7 country, including its agencies, instrumentalities and sub-divisions; and (ii) other than as described above, no more than 5% of the Fund’s net assets may be invested in the obligations of any single issuer, excluding investments in commingled investment vehicles.

The Fund may enter into various derivative transactions for both hedging and non-hedging purposes, including for purposes of enhancing returns. These derivative transactions include, but are not limited to, futures, options, swaps and foreign currency futures, forwards and options. In particular, the Fund may use certain derivatives, including bond and interest rate futures, options on bonds, options on bond and interest rate futures, interest rate options, interest rate swaps, credit default swaps (on individual securities and/or baskets of securities), other options (including options on credit default swaps and options

Western Asset Macro Opportunities Fund 2021 Annual Report	1

Fund overview (cont’d)

on currency forwards, futures and swaps), other futures, swaps, forwards, options on swaps, options on forwards and mortgage-backed securities to a significant extent, although the amounts invested in these instruments may change from time to time.

Non-dollar securities may be held on a currency-hedged or -unhedged basis. The Fund may engage (although it may choose not to) in currency exchange transactions to protect against uncertainty in the level of future exchange rates or to enhance returns. The Fund may also engage in short sales or may otherwise hold short positions. The derivatives used by the Fund may represent a form of investment leverage in that the potential exposure of the Fund may exceed its net assets.

Although the Fund may invest in securities of any maturity, the Fund will normally maintain a dollar-weighted average effective duration (including futures positions), as estimated by the Fund’s subadvisers, within the range of -5 to 10 years. The Fund may invest in debt and fixed income securities of any credit quality, including securities that are in default.

Q. What were the overall market conditions during the Fund’s reporting period?

A. Fixed income markets experienced periods of volatility and, overall, declined over the twelve-month reporting period ended October 31, 2021. Volatility was driven by a number of factors, including the repercussions from the COVID-19 pandemic, sharply falling and then rising global growth, inflation concerns, rising interest rates, and shifting central bank monetary policy. Most spread sectors (non-Treasuries) outperformed similar duration Treasuries. This was driven by monetary policy accommodation from the Federal Reserve Board (the “Fed”) and the rollout of several COVID-19 vaccines which triggered increased investor risk appetite.

Short-term U.S. Treasury yields moved sharply higher as economic conditions improved. The yield for the two-year Treasury note began the reporting period at 0.14% and ended the period at 0.48%. The low of 0.09% occurred on February 5, 2021, and the high of 0.50% took place on October 27 and 28, 2021. Long-term U.S. Treasury yields also moved higher, as positive economic data triggered inflationary concerns and fears that the Fed may remove its monetary policy accommodations sooner than previously anticipated. The yield for the ten-year Treasury began the reporting period at 0.88% and ended the period at 1.55%. The low of 0.78% occurred on November 4, 2020, and the high of 1.74% took place on March 19 and March 31, 2021.

All told, the Bloomberg U.S. Aggregate Indexiii returned -0.48% for the twelve months ended October 31, 2021. For comparison purposes, riskier fixed income securities, including high-yield bonds and emerging market debt, produced stronger results. Over the fiscal year, the Bloomberg U.S. Corporate High Yield — 2% Issuer Cap Indexiv and the J.P. Morgan Emerging Markets Bond Index Global returned 10.53% and 4.06%, respectively.

Q. How did we respond to these changing market conditions?

A. A number of adjustments were made to the Fund’s portfolio during the reporting period. We tactically managed the Fund’s duration, adding exposure to intermediate-term rates and

2	Western Asset Macro Opportunities Fund 2021 Annual Report

reducing exposure to the long end of the yield curve. Elsewhere, we decreased the Fund’s allocations to investment-grade and high-yield corporate bonds. Within peripheral Europe, we moved the Fund’s long exposure to Italy to a short position. Within emerging markets, we reduced the Fund’s local currency exposure. From a currency perspective, we moved the Fund’s short euro position to a long one, and added long Korean won and Colombian peso positions. In contrast, we moved the Fund’s long Norwegian krone position to a small, short exposure.

The Fund used a number of derivative instruments during the reporting period to implement its portfolio positioning. Eurodollar, sterling futures, Australian, French, German, Italian, Japanese, U.S. and U.K. Treasury futures, options on Eurodollar futures, U.S. and German Treasury futures, as well as interest rate swaps, were used to manage the Fund’s duration and yield curve positioning. Interest rate derivatives exhibited, in aggregate, positive performance and the use of these instruments enhanced the overall liquidity of the Fund. Currency forwards, futures and options were utilized to manage the Fund’s currency positioning and, in aggregate, they contributed to performance. Index credit default swaps (“CDX”) and swaptions on CDX were used to tactically manage the Fund’s high-yield and investment-grade credit exposures. They contributed to performance during the reporting period.

Performance review

For the twelve months ended October 31, 2021, Class A shares of Western Asset Macro Opportunities Fund, excluding sales charges, returned 6.19%. The Fund’s unmanaged benchmark, the ICE BofA US Dollar 3-Month Deposit Offered Rate Constant Maturity Indexv, returned 0.19% for the same period. The Lipper Alternative Credit Focus Funds Category Averagevi returned 5.62% over the same time frame.

Performance Snapshot as of October 31, 2021 (unaudited)
(excluding sales charges)	6 months	12 months
Western Asset Macro Opportunities Fund:
Class A	4.01%	6.19%
Class C	3.72%	5.54%
Class FI	4.01%	6.19%
Class I	4.27%	6.60%
Class IS	4.26%	6.59%
ICE BofA US Dollar 3-Month Deposit Offered Rate Constant Maturity Index	0.08%	0.19%
Lipper Alternative Credit Focus Funds Category Average	0.43%	5.62%

The performance shown represents past performance. Past performance is no guarantee of future results and current performance may be higher or lower than the performance shown above. Principal value, investment returns and yields will fluctuate and investors’ shares, when redeemed, may be worth more or less than their original cost. To obtain performance data current to the most recent month-end, please visit our website at www.franklintempleton.com.

Western Asset Macro Opportunities Fund 2021 Annual Report	3

Fund overview (cont’d)

All share class returns assume the reinvestment of all distributions at net asset value and the deduction of all Fund expenses. Returns have not been adjusted to include sales charges that may apply or the deduction of taxes that a shareholder would pay on Fund distributions. If sales charges were reflected, the performance quoted would be lower. Performance figures for periods shorter than one year represent cumulative figures and are not annualized.

Fund performance figures reflect fee waivers and/or expense reimbursements, without which the performance would have been lower.

The 30-Day SEC Yields for the period ended October 31, 2021 for Class A, Class C, Class FI, Class I and Class IS shares were 2.28%, 1.70%, 2.35%, 2.64% and 2.72%, respectively. The 30-Day SEC Yield, calculated pursuant to the standard SEC formula, is based on the Fund’s investments over an annualized trailing 30-day period, and not on the distributions paid by the Fund, which may differ.

Total Annual Operating Expenses (unaudited)

As of the Fund’s current prospectus dated March 1, 2021, as supplemented May 21, 2021, the gross total annual fund operating expense ratios for Class A, Class C, Class FI, Class I and Class IS shares were 1.59%, 2.31%, 1.62%, 1.32% and 1.22%, respectively.

Actual expenses may be higher. For example, expenses may be higher than those shown if average net assets decrease. Net assets are more likely to decrease and Fund expense ratios are more likely to increase when markets are volatile.

As a result of expense limitation arrangements, the ratio of total annual fund operating expenses, other than interest, brokerage commissions, taxes, extraordinary expenses, deferred organizational expenses and acquired fund fees and expenses, to average net assets will not exceed 1.58% for Class A shares, 2.40% for Class C shares, 1.65% for Class FI shares, 1.35% for Class I shares and 1.25% for Class IS shares. In addition, the ratio of total annual fund operating expenses for Class IS shares will not exceed the ratio of total annual fund operating expenses for Class I shares. These expense limitation arrangements cannot be terminated prior to December 31, 2023 without the Board of Trustees’ consent. In addition, the manager has agreed to waive the Fund’s management fee to an extent sufficient to offset the net management fee payable in connection with any investment in an affiliated money market fund. This management fee waiver is not subject to the recapture provision discussed below.

The manager is permitted to recapture amounts waived and/or reimbursed to a class within two years after the fiscal year in which the manager earned the fee or incurred the expense if the class’ total annual fund operating expenses have fallen to a level below the expense limitation (“expense cap”) in effect at the time the fees were earned or the expenses incurred. In no case will the manager recapture any amount that would result, on any particular business day of the Fund, in the class’ total annual fund operating expenses exceeding the expense cap or any other lower limit then in effect.

Q. What were the leading contributors to performance?

A. The largest contributor to the Fund’s absolute performance during the reporting period was its investment-grade and high-yield corporate bond allocations, mainly its energy, as

4	Western Asset Macro Opportunities Fund 2021 Annual Report

well as financials, non-cyclicals1 positions and CDX. Elsewhere, the Fund’s emerging markets foreign exchange positioning, namely Russian ruble and Brazilian real exposures, was additive for performance, as both of these currencies strengthened versus the U.S. dollar. The portfolio duration/yield curve positioning was also rewarded. This was driven by short German and U.K. duration exposures, as rates moved higher across the yield curve. Finally, an allocation to peripheral Europe was modestly additive, due to short 10-year Italian Treasury exposures and long Italian banking exposures.

Q. What were the leading detractors from performance?

A. The largest detractor from the Fund’s absolute performance during the reporting period was its emerging markets debt exposure, in particular its allocations to Brazil and Russia, which offset the positive effect of its allocation to Indonesia. The Fund’s allocation to mortgage- and asset-backed securities also slightly detracted from returns.

Thank you for your investment in Western Asset Macro Opportunities Fund. As always, we appreciate that you have chosen us to manage your assets and we remain focused on achieving the Fund’s investment goals.

Sincerely,

Western Asset Management Company, LLC

November 18, 2021

RISKS: Fixed income securities involve interest rate, credit, inflation, and reinvestment risks. As interest rates rise, the value of fixed income securities falls. High-yield (“junk”) bonds possess greater price volatility, illiquidity, and possibility of default. Asset-backed, mortgage-backed or mortgage related securities are subject to prepayment and extension risks. International investments are subject to special risks, including currency fluctuations, as well as social, economic, and political uncertainties, which could increase volatility. These risks are magnified in emerging markets. Emerging market countries tend to have economic, political, and legal systems that are less developed and are less stable than those of more developed countries. Derivatives, such as options and futures, can be illiquid, may disproportionately increase losses and have a potentially large impact on Fund performance. The Fund may use derivatives to a significant extent, which could result in substantial losses and greater volatility in the Fund’s net assets. Potential active and frequent trading may result in higher transaction costs and increased investor liability. The use of leverage may increase volatility and the possibility of loss. The managers’ investment style may become out of favor and/or the managers’ selection process may prove incorrect, which may have a negative impact on the Fund’s performance. The Fund is non-diversified, which means it may invest its assets in a larger percentage of its assets in a smaller number of issuers than a diversified fund. Please see the Fund’s prospectus for a more complete discussion of these and other risks and the Fund’s investment strategies.

[1]	Non-cyclicals consists of the following industries: consumer products, food/beverage, health care, pharmaceuticals, supermarkets and tobacco.

Western Asset Macro Opportunities Fund 2021 Annual Report	5

Fund overview (cont’d)

Portfolio holdings and breakdowns are as of October 31, 2021 and are subject to change and may not be representative of the portfolio managers’ current or future investments. Please refer to pages 13 through 61 for a list and percentage breakdown of the Fund’s holdings.

The mention of sector breakdowns is for informational purposes only and should not be construed as a recommendation to purchase or sell any securities. The information provided regarding such sectors is not a sufficient basis upon which to make an investment decision. Investors seeking financial advice regarding the appropriateness of investing in any securities or investment strategies discussed should consult their financial professional. Portfolio holdings are subject to change at any time and may not be representative of the portfolio managers’ current or future investments. The Fund’s top five sector holdings (as a percentage of net assets) as of October 31, 2021 were: sovereign bonds (28.1%), U.S. government & agency obligations (16.1%), energy (12.3%), financials (9.4%) and collateralized mortgage obligations (5.4%). The Fund’s portfolio composition is subject to change at any time.

All investments are subject to risk including the possible loss of principal. Past performance is no guarantee of future results. All index performance reflects no deduction for fees, expenses or taxes. Please note that an investor cannot invest directly in an index.

The information provided is not intended to be a forecast of future events, a guarantee of future results or investment advice. Views expressed may differ from those of the firm as a whole.

[i]

The J.P. Morgan Emerging Markets Bond Index Global tracks total returns for U.S. dollar-denominated debt instruments issued by emerging market sovereign and quasi-sovereign entities: Brady bonds, loans, Eurobonds and local market instruments.

ii	The J.P. Morgan Corporate Emerging Markets Bond Index Broad tracks total returns for U.S. dollar-denominated debt instruments issued by corporate entities in emerging market countries.

iii

The Bloomberg U.S. Aggregate Index is a broad-based bond index comprised of government, corporate, mortgage-and asset-backed issues, rated investment grade or higher, and having at least one year to maturity.

iv

The Bloomberg U.S. Corporate High Yield— 2% Issuer Cap Index is an index of the 2% Issuer Cap component of the Bloomberg U.S. Corporate High Yield Index, which covers the U.S. dollar-denominated, non-investment grade, fixed-rate, taxable corporate bond market.

[v]

ICE BofA US Dollar 3-Month Deposit Offered Rate Constant Maturity Index is based on the assumed purchase of a synthetic instrument having three months to maturity and with a coupon equal to the closing quote for three-month LIBOR. That issue is sold the following day (priced at a yield equal to the current day closing three-month LIBOR rate) and is rolled into a new three-month instrument. The Index, therefore, will always have a constant maturity equal to exactly three months.

vi

Lipper, Inc., a wholly-owned subsidiary of Refinitiv, provides independent insight on global collective investments. Returns are based on the period ended October 31, 2021, including the reinvestment of all distributions, including returns of capital, if any, calculated among the 108 funds for the six-month period and among the 108 funds for the twelve-month period in the Fund’s Lipper category, and excluding sales charges, if any.

6	Western Asset Macro Opportunities Fund 2021 Annual Report

Fund at a glance† (unaudited)

Investment breakdown (%) as a percent of total investments

†

The bar graph above represents the composition of the Fund’s investments as of October 31, 2021 and October 31, 2020 and does not include derivatives, such as written options, futures contracts, forward foreign currency contracts and swap contracts. The Fund is actively managed. As a result, the composition of the Fund’s investments is subject to change at any time.

‡	Represents less than 0.1%.

Western Asset Macro Opportunities Fund 2021 Annual Report	7

Fund expenses (unaudited)

Example

As a shareholder of the Fund, you may incur two types of costs: (1) transaction costs, including front-end and back-end sales charges (loads) on purchase payments; and (2) ongoing costs, including management fees; service and/or distribution (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

This example is based on an investment of $1,000 invested on May 1, 2021 and held for the six months ended October 31, 2021.

Actual expenses

The table below titled “Based on Actual Total Return” provides information about actual account values and actual expenses. You may use the information provided in this table, together with the amount you invested, to estimate the expenses that you paid over the period. To estimate the expenses you paid on your account, divide your ending account value by $1,000 (for example, an $8,600 ending account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During the Period”.

Hypothetical example for comparison purposes

The table below titled “Based on Hypothetical Total Return” provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio and an assumed rate of return of 5.00% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use the information provided in this table to compare the ongoing costs of investing in the Fund and other funds. To do so, compare the 5.00% hypothetical example relating to the Fund with the 5.00% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table below are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as front-end or back-end sales charges (loads). Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Based on actual total return[1]						Based on hypothetical total return[1]
	Actual Total Return Without Sales Charge[2]	Beginning Account Value	Ending Account Value	Annualized Expense Ratio	Expenses Paid During the Period[3]		Hypothetical Annualized Total Return	Beginning Account Value	Ending Account Value	Annualized Expense Ratio	Expenses Paid During the Period[3]
Class A	4.01%	$1,000.00	$1,040.10	1.56%	$8.02	Class A	5.00%	$1,000.00	$1,017.34	1.56%	$7.93
Class C	3.72	1,000.00	1,037.20	2.25	11.55	Class C	5.00	1,000.00	1,013.86	2.25	11.42
Class FI	4.01	1,000.00	1,040.10	1.58	8.12	Class FI	5.00	1,000.00	1,017.24	1.58	8.03
Class I	4.27	1,000.00	1,042.70	1.30	6.69	Class I	5.00	1,000.00	1,018.65	1.30	6.61
Class IS	4.26	1,000.00	1,042.60	1.20	6.18	Class IS	5.00	1,000.00	1,019.16	1.20	6.11

8	Western Asset Macro Opportunities Fund 2021 Annual Report

[1]	For the six months ended October 31, 2021.

[2]

Assumes the reinvestment of all distributions, including returns of capital, if any, at net asset value and does not reflect the deduction of the applicable sales charge with respect to Class A shares or the applicable contingent deferred sales charge (“CDSC”) with respect to Class C shares. Total return is not annualized, as it may not be representative of the total return for the year. Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[3]

Expenses (net of compensating balance arrangements, fee waivers and/or expense reimbursements) are equal to each class’ respective annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year (184), then divided by 365.

Western Asset Macro Opportunities Fund 2021 Annual Report	9

Fund performance (unaudited)

Average annual total returns
Without sales charges[1]	Class A	Class C	Class FI	Class I	Class IS
Twelve Months Ended 10/31/21	6.19%	5.54%	6.19%	6.60%	6.59%
Five Years Ended 10/31/21	5.39	4.66	5.34	5.69	5.79
Inception* through 10/31/21	6.06	5.31	6.02	6.34	6.44

With sales charges[2]	Class A	Class C	Class FI	Class I	Class IS
Twelve Months Ended 10/31/21	1.66%	4.54%	6.19%	6.60%	6.59%
Five Years Ended 10/31/21	4.48	4.66	5.34	5.69	5.79
Inception* through 10/31/21	5.51	5.31	6.02	6.34	6.44

Cumulative total returns
Without sales charges[1]
Class A (Inception date of 8/30/13 through 10/31/21)	61.76%
Class C (Inception date of 8/30/13 through 10/31/21)	52.62
Class FI (Inception date of 8/30/13 through 10/31/21)	61.19
Class I (Inception date of 8/30/13 through 10/31/21)	65.26
Class IS (Inception date of 8/30/13 through 10/31/21)	66.47

All figures represent past performance and are not a guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower.

[1]

Assumes the reinvestment of all distributions, including returns of capital, if any, at net asset value and does not reflect the deduction of the applicable sales charge with respect to Class A shares or the applicable contingent deferred sales charge (“CDSC”) with respect to Class C shares.

[2]

Assumes the reinvestment of all distributions, including returns of capital, if any, at net asset value. In addition, Class A shares reflect the deduction of the maximum initial sales charge of 4.25%. Class C shares reflect the deduction of a 1.00% CDSC, which applies if shares are redeemed within one year from purchase payment.

*	Inception date for Class A, C, FI, I and IS shares is August 30, 2013.

10	Western Asset Macro Opportunities Fund 2021 Annual Report

Historical performance

Value of $10,000 invested in

Class A, C and FI Shares of Western Asset Macro Opportunities Fund vs. ICE BofA US Dollar 3-Month Deposit Offered Rate Constant Maturity Index† — August 30, 2013 - October 31, 2021

Value of $1,000,000 invested in

Class I and IS Shares of Western Asset Macro Opportunities Fund vs. ICE BofA US Dollar 3-Month Deposit Offered Rate Constant Maturity Index† — August 30, 2013 - October 31, 2021

Western Asset Macro Opportunities Fund 2021 Annual Report	11

Fund performance (unaudited) (cont’d)

All figures represent past performance and are not a guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower.

†

Hypothetical illustration of $10,000 invested in Class A, C and FI shares and $1,000,000 invested in Class I and IS shares of Western Asset Macro Opportunities Fund on August 30, 2013 (inception date), assuming the deduction of the maximum initial sales charge of 4.25% at the time of investment for Class A shares and the reinvestment of all distributions, including returns of capital, if any, at net asset value through October 31, 2021. The hypothetical illustration also assumes a $10,000 or $1,000,000 investment, as applicable, in the ICE BofA US Dollar 3-Month Deposit Offered Rate Constant Maturity Index. The ICE BofA US Dollar 3-Month Deposit Offered Rate Constant Maturity Index (the “Index”) is based on the assumed purchase of a synthetic instrument having three months to maturity and with a coupon equal to the closing quote for three-month LIBOR. That issue is sold the following day (priced at a yield equal to the current day closing three-month LIBOR rate) and is rolled into a new three-month instrument. The Index, therefore, will always have a constant maturity equal to exactly three months. The Index is unmanaged and is not subject to the same management and trading expenses as a mutual fund. Please note that an investor cannot invest directly in an index.

12	Western Asset Macro Opportunities Fund 2021 Annual Report

Schedule of investments

October 31, 2021

Western Asset Macro Opportunities Fund

(Percentages shown based on Fund net assets)

Security	Rate	Maturity Date	Face Amount†	Value
Corporate Bonds & Notes — 37.2%
Communication Services — 1.6%
Diversified Telecommunication Services — 0.4%
Telecom Italia SpA, Senior Notes	5.303%	5/30/24	480,000	$511,800	(a)
Verizon Communications Inc., Senior Notes	3.400%	3/22/41	2,140,000	2,247,693
Verizon Communications Inc., Senior Notes	3.850%	11/1/42	80,000	88,840
Verizon Communications Inc., Senior Notes	4.000%	3/22/50	120,000	137,751
Verizon Communications Inc., Senior Notes	3.550%	3/22/51	700,000	756,148
Verizon Communications Inc., Senior Notes	3.700%	3/22/61	2,120,000	2,308,548
Total Diversified Telecommunication Services				6,050,780
Media — 0.9%
CCO Holdings LLC/CCO Holdings Capital Corp., Senior Notes	4.500%	8/15/30	70,000	71,339	(a)
CCO Holdings LLC/CCO Holdings Capital Corp., Senior Notes	4.500%	5/1/32	1,480,000	1,488,887
Charter Communications Operating LLC/ Charter Communications Operating Capital Corp., Senior Secured Notes	4.200%	3/15/28	4,300,000	4,773,989
Charter Communications Operating LLC/ Charter Communications Operating Capital Corp., Senior Secured Notes	5.050%	3/30/29	640,000	746,690
Charter Communications Operating LLC/ Charter Communications Operating Capital Corp., Senior Secured Notes	5.375%	4/1/38	730,000	877,622
Charter Communications Operating LLC/ Charter Communications Operating Capital Corp., Senior Secured Notes	3.500%	3/1/42	270,000	264,069
Charter Communications Operating LLC/ Charter Communications Operating Capital Corp., Senior Secured Notes	4.800%	3/1/50	110,000	125,189
Charter Communications Operating LLC/ Charter Communications Operating Capital Corp., Senior Secured Notes	6.834%	10/23/55	2,610,000	3,879,736
Comcast Corp., Senior Notes	3.750%	4/1/40	70,000	78,533
Comcast Corp., Senior Notes	3.400%	7/15/46	70,000	75,526
Comcast Corp., Senior Notes	2.800%	1/15/51	170,000	163,446
Comcast Corp., Senior Notes	2.887%	11/1/51	200,000	194,928	(a)

See Notes to Financial Statements.

Western Asset Macro Opportunities Fund 2021 Annual Report	13

Schedule of investments (cont’d)

October 31, 2021

Western Asset Macro Opportunities Fund

(Percentages shown based on Fund net assets)

Security	Rate	Maturity Date	Face Amount†	Value
Media — continued
Comcast Corp., Senior Notes	2.937%	11/1/56	149,000	$143,949	(a)
DISH DBS Corp., Senior Notes	5.875%	11/15/24	460,000	490,475
DISH DBS Corp., Senior Notes	7.750%	7/1/26	240,000	267,000
DISH DBS Corp., Senior Notes	5.125%	6/1/29	420,000	404,775
Fox Corp., Senior Notes	5.476%	1/25/39	820,000	1,061,556
Time Warner Cable LLC, Senior Secured Notes	7.300%	7/1/38	190,000	273,785
Virgin Media Secured Finance PLC, Senior Secured Notes	5.500%	5/15/29	290,000	306,359	(a)
Total Media				15,687,853
Wireless Telecommunication Services — 0.3%
CSC Holdings LLC, Senior Notes	6.500%	2/1/29	960,000	1,030,800	(a)
CSC Holdings LLC, Senior Notes	4.500%	11/15/31	820,000	795,585	(a)
Sprint Capital Corp., Senior Notes	8.750%	3/15/32	200,000	299,600
Sprint Corp., Senior Notes	7.625%	2/15/25	300,000	349,125
T-Mobile USA Inc., Senior Notes	2.250%	2/15/26	160,000	161,000
T-Mobile USA Inc., Senior Notes	2.625%	2/15/29	500,000	496,250
T-Mobile USA Inc., Senior Notes	2.875%	2/15/31	370,000	368,150
T-Mobile USA Inc., Senior Notes	3.500%	4/15/31	630,000	652,841	(a)
T-Mobile USA Inc., Senior Secured Notes	3.875%	4/15/30	630,000	689,302
T-Mobile USA Inc., Senior Secured Notes	4.500%	4/15/50	770,000	911,450
Total Wireless Telecommunication Services				5,754,103
Total Communication Services				27,492,736
Consumer Discretionary — 3.9%
Automobiles — 0.5%
Ford Motor Credit Co. LLC, Senior Notes	3.339%	3/28/22	200,000	201,390
Ford Motor Credit Co. LLC, Senior Notes	5.125%	6/16/25	200,000	217,250
Ford Motor Credit Co. LLC, Senior Notes	3.375%	11/13/25	260,000	267,475
Ford Motor Credit Co. LLC, Senior Notes	4.125%	8/17/27	470,000	499,375
Ford Motor Credit Co. LLC, Senior Notes	2.900%	2/16/28	270,000	267,983
Ford Motor Credit Co. LLC, Senior Notes	4.000%	11/13/30	1,210,000	1,264,450
Ford Motor Credit Co. LLC, Senior Notes	3.625%	6/17/31	560,000	567,000
Nissan Motor Co. Ltd., Senior Notes	4.345%	9/17/27	1,920,000	2,083,394	(a)
Nissan Motor Co. Ltd., Senior Notes	4.810%	9/17/30	2,170,000	2,413,413	(a)
Total Automobiles				7,781,730

See Notes to Financial Statements.

14	Western Asset Macro Opportunities Fund 2021 Annual Report

Western Asset Macro Opportunities Fund

(Percentages shown based on Fund net assets)

Security	Rate	Maturity Date	Face Amount†	Value
Diversified Consumer Services — 0.1%
Prime Security Services Borrower LLC/ Prime Finance Inc., Senior Secured Notes	5.750%	4/15/26	450,000	$481,905	(a)
Wesleyan University, Senior Notes	4.781%	7/1/2116	690,000	996,539
Total Diversified Consumer Services				1,478,444
Hotels, Restaurants & Leisure — 0.6%
1011778 BC ULC/New Red Finance Inc., Senior Secured Notes	3.875%	1/15/28	280,000	279,672	(a)
1011778 BC ULC/New Red Finance Inc., Senior Secured Notes	3.500%	2/15/29	280,000	271,950	(a)
Hilton Domestic Operating Co. Inc., Senior Notes	5.375%	5/1/25	300,000	313,110	(a)
Hilton Domestic Operating Co. Inc., Senior Notes	5.750%	5/1/28	190,000	204,250	(a)
Hilton Worldwide Finance LLC/Hilton Worldwide Finance Corp., Senior Notes	4.875%	4/1/27	950,000	984,438
Las Vegas Sands Corp., Senior Notes	3.200%	8/8/24	1,730,000	1,769,234
Las Vegas Sands Corp., Senior Notes	2.900%	6/25/25	130,000	131,966
McDonald’s Corp., Senior Notes	4.450%	3/1/47	870,000	1,086,399
McDonald’s Corp., Senior Notes	4.450%	9/1/48	750,000	941,748
McDonald’s Corp., Senior Notes	3.625%	9/1/49	80,000	89,505
McDonald’s Corp., Senior Notes	4.200%	4/1/50	220,000	269,809
Sands China Ltd., Senior Notes	5.125%	8/8/25	760,000	808,754
Sands China Ltd., Senior Notes	2.300%	3/8/27	620,000	587,481	(a)
Sands China Ltd., Senior Notes	2.850%	3/8/29	990,000	930,313	(a)
Sands China Ltd., Senior Notes	3.250%	8/8/31	270,000	253,484	(a)
Wynn Macau Ltd., Senior Notes	5.625%	8/26/28	1,070,000	1,000,803	(a)
Total Hotels, Restaurants & Leisure				9,922,916
Household Durables — 0.0%††
MDC Holdings Inc., Senior Notes	6.000%	1/15/43	30,000	38,034
Internet & Direct Marketing Retail — 2.7%
Amazon.com Inc., Senior Notes	4.950%	12/5/44	350,000	471,897
Amazon.com Inc., Senior Notes	4.050%	8/22/47	8,360,000	10,282,927	(b)
Amazon.com Inc., Senior Notes	4.250%	8/22/57	9,010,000	11,834,952
Amazon.com Inc., Senior Notes	2.700%	6/3/60	18,550,000	17,904,267
Prosus NV, Senior Notes	3.061%	7/13/31	1,850,000	1,797,216	(a)
Prosus NV, Senior Notes	4.027%	8/3/50	3,500,000	3,293,187	(a)
Prosus NV, Senior Notes	3.832%	2/8/51	1,150,000	1,044,690	(a)
Total Internet & Direct Marketing Retail				46,629,136

See Notes to Financial Statements.

Western Asset Macro Opportunities Fund 2021 Annual Report	15

Schedule of investments (cont’d)

October 31, 2021

Western Asset Macro Opportunities Fund

(Percentages shown based on Fund net assets)

Security	Rate	Maturity Date	Face Amount†	Value
Specialty Retail — 0.0%††
Home Depot Inc., Senior Notes	3.350%	4/15/50	120,000	$133,630
Lowe’s Cos. Inc., Senior Notes	4.500%	4/15/30	250,000	291,656
Total Specialty Retail				425,286
Textiles, Apparel & Luxury Goods — 0.0%††
Hanesbrands Inc., Senior Notes	5.375%	5/15/25	400,000	416,500	(a)
Total Consumer Discretionary				66,692,046
Consumer Staples — 1.6%
Beverages — 0.9%
Anheuser-Busch InBev Worldwide Inc., Senior Notes	4.000%	4/13/28	870,000	978,751
Anheuser-Busch InBev Worldwide Inc., Senior Notes	4.750%	1/23/29	120,000	140,951
Anheuser-Busch InBev Worldwide Inc., Senior Notes	4.350%	6/1/40	1,000,000	1,177,242
Anheuser-Busch InBev Worldwide Inc., Senior Notes	4.600%	4/15/48	1,050,000	1,298,955
Anheuser-Busch InBev Worldwide Inc., Senior Notes	5.550%	1/23/49	5,680,000	7,978,036
Anheuser-Busch InBev Worldwide Inc., Senior Notes	4.500%	6/1/50	1,670,000	2,071,549
Anheuser-Busch InBev Worldwide Inc., Senior Notes	5.800%	1/23/59	470,000	696,660
Constellation Brands Inc., Senior Notes	4.750%	11/15/24	160,000	176,754
Pernod Ricard SA, Senior Notes	5.500%	1/15/42	150,000	204,961	(a)
Total Beverages				14,723,859
Food Products — 0.2%
Kraft Heinz Foods Co., Senior Notes	4.250%	3/1/31	140,000	158,213
Kraft Heinz Foods Co., Senior Notes	6.750%	3/15/32	20,000	27,073
Kraft Heinz Foods Co., Senior Notes	6.875%	1/26/39	50,000	73,323
Kraft Heinz Foods Co., Senior Notes	7.125%	8/1/39	10,000	15,192	(a)
Kraft Heinz Foods Co., Senior Notes	4.625%	10/1/39	10,000	11,661
Kraft Heinz Foods Co., Senior Notes	5.000%	6/4/42	240,000	297,079
Kraft Heinz Foods Co., Senior Notes	5.200%	7/15/45	620,000	789,748
Kraft Heinz Foods Co., Senior Notes	4.375%	6/1/46	760,000	888,469
Kraft Heinz Foods Co., Senior Notes	4.875%	10/1/49	360,000	446,400
Kraft Heinz Foods Co., Senior Notes	5.500%	6/1/50	280,000	375,597

See Notes to Financial Statements.

16	Western Asset Macro Opportunities Fund 2021 Annual Report

Western Asset Macro Opportunities Fund

(Percentages shown based on Fund net assets)

Security	Rate	Maturity Date	Face Amount†	Value
Food Products — continued
Lamb Weston Holdings Inc., Senior Notes	4.875%	11/1/26	320,000	$328,651	(a)
Lamb Weston Holdings Inc., Senior Notes	4.875%	5/15/28	70,000	75,205	(a)
Total Food Products				3,486,611
Tobacco — 0.5%
Altria Group Inc., Senior Notes	4.400%	2/14/26	415,000	460,708
Altria Group Inc., Senior Notes	4.800%	2/14/29	22,000	25,080
Altria Group Inc., Senior Notes	2.450%	2/4/32	690,000	655,419
Altria Group Inc., Senior Notes	5.800%	2/14/39	910,000	1,109,634
Altria Group Inc., Senior Notes	5.950%	2/14/49	60,000	76,708
Altria Group Inc., Senior Notes	6.200%	2/14/59	1,121,000	1,483,516
BAT Capital Corp., Senior Notes	3.557%	8/15/27	3,020,000	3,199,865
BAT Capital Corp., Senior Notes	4.540%	8/15/47	2,030,000	2,130,595
Reynolds American Inc., Senior Notes	6.150%	9/15/43	200,000	250,767
Total Tobacco				9,392,292
Total Consumer Staples				27,602,762
Energy — 12.2%
Energy Equipment & Services — 0.1%
Halliburton Co., Senior Notes	3.800%	11/15/25	60,000	65,391
Halliburton Co., Senior Notes	4.850%	11/15/35	1,250,000	1,483,794
Total Energy Equipment & Services				1,549,185
Oil, Gas & Consumable Fuels — 12.1%
Apache Corp., Senior Notes	4.875%	11/15/27	180,000	195,529
Apache Corp., Senior Notes	4.375%	10/15/28	1,264,000	1,360,165
Apache Corp., Senior Notes	6.000%	1/15/37	410,000	500,528
Apache Corp., Senior Notes	5.100%	9/1/40	6,730,000	7,550,824
Apache Corp., Senior Notes	5.250%	2/1/42	1,210,000	1,362,968
Apache Corp., Senior Notes	4.750%	4/15/43	1,460,000	1,600,664
Apache Corp., Senior Notes	4.250%	1/15/44	990,000	1,011,191
Apache Corp., Senior Notes	7.375%	8/15/47	200,000	252,440
Apache Corp., Senior Notes	5.350%	7/1/49	940,000	1,080,502
Berry Petroleum Co. LLC, Senior Notes	7.000%	2/15/26	780,000	792,570	(a)
Blue Racer Midstream LLC/Blue Racer Finance Corp., Senior Notes	7.625%	12/15/25	580,000	624,225	(a)
Cameron LNG LLC, Senior Secured Notes	3.302%	1/15/35	1,980,000	2,097,845	(a)
Cameron LNG LLC, Senior Secured Notes	3.701%	1/15/39	1,160,000	1,280,012	(a)

See Notes to Financial Statements.

Western Asset Macro Opportunities Fund 2021 Annual Report	17

Schedule of investments (cont’d)

October 31, 2021

Western Asset Macro Opportunities Fund

(Percentages shown based on Fund net assets)

Security	Rate	Maturity Date	Face Amount†	Value
Oil, Gas & Consumable Fuels — continued
Cheniere Corpus Christi Holdings LLC, Senior Secured Notes	5.125%	6/30/27	380,000	$434,456
Cheniere Energy Inc., Senior Secured Notes	4.625%	10/15/28	380,000	398,981
Cheniere Energy Partners LP, Senior Notes	3.250%	1/31/32	790,000	784,036	(a)
Chevron Corp., Senior Notes	3.078%	5/11/50	80,000	85,875
Chevron USA Inc., Senior Notes	3.850%	1/15/28	1,580,000	1,771,903
ConocoPhillips, Senior Notes	4.300%	8/15/28	1,370,000	1,571,529	(a)
Continental Resources Inc., Senior Notes	4.375%	1/15/28	20,000	21,850
Continental Resources Inc., Senior Notes	5.750%	1/15/31	1,180,000	1,414,525	(a)
Continental Resources Inc., Senior Notes	4.900%	6/1/44	1,490,000	1,692,752
Coterra Energy Inc., Senior Notes	3.900%	5/15/27	1,710,000	1,866,676	(a)
Coterra Energy Inc., Senior Notes	4.375%	3/15/29	310,000	352,440	(a)
DCP Midstream LP, Junior Subordinated Notes (7.375% to 12/15/22 then 3 mo. USD LIBOR + 5.148%)	7.375%	12/15/22	860,000	864,300	(c)(d)
DCP Midstream Operating LP, Senior Notes	6.450%	11/3/36	660,000	855,159	(a)
DCP Midstream Operating LP, Senior Notes	6.750%	9/15/37	1,300,000	1,740,109	(a)
Devon Energy Corp., Senior Notes	8.250%	8/1/23	1,210,000	1,343,015	(a)
Devon Energy Corp., Senior Notes	5.850%	12/15/25	1,950,000	2,247,688
Devon Energy Corp., Senior Notes	5.250%	10/15/27	456,000	484,109	(a)
Devon Energy Corp., Senior Notes	5.875%	6/15/28	364,000	399,163	(a)
Devon Energy Corp., Senior Notes	4.500%	1/15/30	650,000	706,787	(a)
Devon Energy Corp., Senior Notes	7.875%	9/30/31	220,000	312,087
Devon Energy Corp., Senior Notes	7.950%	4/15/32	340,000	484,527
Devon Energy Corp., Senior Notes	5.600%	7/15/41	1,100,000	1,390,607
Devon Energy Corp., Senior Notes	4.750%	5/15/42	1,390,000	1,618,735
Devon Energy Corp., Senior Notes	5.000%	6/15/45	2,390,000	2,911,833
Diamondback Energy Inc., Senior Notes	2.875%	12/1/24	370,000	385,166
Diamondback Energy Inc., Senior Notes	3.250%	12/1/26	460,000	486,613
Diamondback Energy Inc., Senior Notes	3.500%	12/1/29	100,000	106,605
Diamondback Energy Inc., Senior Notes	4.400%	3/24/51	640,000	739,055
Ecopetrol SA, Senior Notes	5.375%	6/26/26	2,470,000	2,674,022
Ecopetrol SA, Senior Notes	5.875%	5/28/45	1,902,000	1,928,533

See Notes to Financial Statements.

18	Western Asset Macro Opportunities Fund 2021 Annual Report

Western Asset Macro Opportunities Fund

(Percentages shown based on Fund net assets)

Security	Rate	Maturity Date	Face Amount†	Value
Oil, Gas & Consumable Fuels — continued
Energy Transfer LP, Junior Subordinated Notes (6.500% to 11/15/26 then 5 year Treasury Constant Maturity Rate + 5.694%)	6.500%	11/15/26	3,190,000	$3,309,625	(c)(d)
Energy Transfer LP, Junior Subordinated Notes (6.625% to 2/15/28 then 3 mo. USD LIBOR + 4.155%)	6.625%	2/15/28	3,450,000	3,355,125	(c)(d)
Energy Transfer LP, Junior Subordinated Notes (6.750% to 5/15/25 then 5 year Treasury Constant Maturity Rate + 5.134%)	6.750%	5/15/25	2,740,000	2,818,775	(c)(d)
Energy Transfer LP, Junior Subordinated Notes (7.125% to 5/15/30 then 5 year Treasury Constant Maturity Rate + 5.306%)	7.125%	5/15/30	4,350,000	4,562,063	(c)(d)
Energy Transfer LP, Senior Notes	6.850%	2/15/40	400,000	516,285
Energy Transfer LP, Senior Notes	6.500%	2/1/42	590,000	772,060
Energy Transfer LP, Senior Notes	6.100%	2/15/42	720,000	893,539
Energy Transfer LP, Senior Notes	5.950%	10/1/43	950,000	1,175,592
Energy Transfer LP, Senior Notes	5.300%	4/15/47	5,280,000	6,269,163
Energy Transfer LP, Senior Notes	5.400%	10/1/47	1,990,000	2,392,386
Energy Transfer LP, Senior Notes	6.000%	6/15/48	1,160,000	1,483,050
Energy Transfer LP, Senior Notes	6.250%	4/15/49	1,160,000	1,543,040
Energy Transfer LP, Senior Notes	5.000%	5/15/50	1,160,000	1,360,015
Enterprise Products Operating LLC, Senior Notes	4.150%	10/16/28	260,000	294,147
Enterprise Products Operating LLC, Senior Notes	6.125%	10/15/39	600,000	824,845
Enterprise Products Operating LLC, Senior Notes	6.450%	9/1/40	960,000	1,359,430
Enterprise Products Operating LLC, Senior Notes	5.950%	2/1/41	370,000	503,202
Enterprise Products Operating LLC, Senior Notes	5.100%	2/15/45	570,000	716,692
Enterprise Products Operating LLC, Senior Notes	4.250%	2/15/48	700,000	802,164
Enterprise Products Operating LLC, Senior Notes (5.375% to 2/15/28 then 3 mo. USD LIBOR + 2.570%)	5.375%	2/15/78	780,000	801,723	(d)
EOG Resources Inc., Senior Notes	4.375%	4/15/30	90,000	104,780
EOG Resources Inc., Senior Notes	4.950%	4/15/50	300,000	407,408

See Notes to Financial Statements.

Western Asset Macro Opportunities Fund 2021 Annual Report	19

Schedule of investments (cont’d)

October 31, 2021

Western Asset Macro Opportunities Fund

(Percentages shown based on Fund net assets)

Security	Rate	Maturity Date	Face Amount†	Value
Oil, Gas & Consumable Fuels — continued
EQT Corp., Senior Notes	3.000%	10/1/22	70,000	$70,804
EQT Corp., Senior Notes	6.625%	2/1/25	50,000	56,313
EQT Corp., Senior Notes	3.125%	5/15/26	650,000	655,707	(a)
EQT Corp., Senior Notes	3.900%	10/1/27	880,000	940,500
EQT Corp., Senior Notes	5.000%	1/15/29	90,000	100,098
EQT Corp., Senior Notes	7.500%	2/1/30	200,000	256,290
EQT Corp., Senior Notes	3.625%	5/15/31	560,000	572,600	(a)
Exxon Mobil Corp., Senior Notes	4.114%	3/1/46	1,210,000	1,456,062
Exxon Mobil Corp., Senior Notes	4.327%	3/19/50	1,230,000	1,553,812
Exxon Mobil Corp., Senior Notes	3.452%	4/15/51	660,000	732,920
Kinder Morgan Energy Partners LP, Senior Notes	3.500%	9/1/23	540,000	562,686
Kinder Morgan Energy Partners LP, Senior Notes	4.250%	9/1/24	540,000	582,831
Kinder Morgan Energy Partners LP, Senior Notes	6.950%	1/15/38	70,000	98,839
Kinder Morgan Energy Partners LP, Senior Notes	6.500%	9/1/39	670,000	919,213
Kinder Morgan Energy Partners LP, Senior Notes	6.550%	9/15/40	1,180,000	1,635,327
Kinder Morgan Energy Partners LP, Senior Notes	6.375%	3/1/41	1,240,000	1,694,797
Kinder Morgan Inc., Senior Notes	5.300%	12/1/34	1,340,000	1,632,432
Lukoil Capital DAC, Senior Notes	3.600%	10/26/31	3,440,000	3,436,446	(a)
MEG Energy Corp., Senior Notes	5.875%	2/1/29	120,000	123,600	(a)
MPLX LP, Senior Notes	4.875%	12/1/24	1,060,000	1,162,319
MPLX LP, Senior Notes	4.875%	6/1/25	500,000	552,391
MPLX LP, Senior Notes	4.800%	2/15/29	870,000	1,003,263
MPLX LP, Senior Notes	5.200%	3/1/47	1,410,000	1,742,547
MPLX LP, Senior Notes	4.700%	4/15/48	1,210,000	1,424,549
MPLX LP, Senior Notes	5.500%	2/15/49	1,460,000	1,886,698
Northern Oil and Gas Inc., Senior Notes	8.125%	3/1/28	650,000	699,839	(a)
Occidental Petroleum Corp., Senior Notes	6.950%	7/1/24	1,040,000	1,171,300
Occidental Petroleum Corp., Senior Notes	5.550%	3/15/26	830,000	917,150
Occidental Petroleum Corp., Senior Notes	3.200%	8/15/26	860,000	871,838
Occidental Petroleum Corp., Senior Notes	6.625%	9/1/30	3,070,000	3,760,443

See Notes to Financial Statements.

20	Western Asset Macro Opportunities Fund 2021 Annual Report

Western Asset Macro Opportunities Fund

(Percentages shown based on Fund net assets)

Security	Rate	Maturity Date	Face Amount†	Value
Oil, Gas & Consumable Fuels — continued
Occidental Petroleum Corp., Senior Notes	6.125%	1/1/31	8,030,000	$9,625,962
Occidental Petroleum Corp., Senior Notes	0.000%	10/10/36	28,250,000	15,952,634
Occidental Petroleum Corp., Senior Notes	6.200%	3/15/40	980,000	1,188,740
Occidental Petroleum Corp., Senior Notes	4.500%	7/15/44	2,780,000	2,811,484
Occidental Petroleum Corp., Senior Notes	4.625%	6/15/45	3,620,000	3,751,478
Occidental Petroleum Corp., Senior Notes	6.600%	3/15/46	650,000	832,588
Occidental Petroleum Corp., Senior Notes	4.400%	4/15/46	1,070,000	1,083,927
Occidental Petroleum Corp., Senior Notes	4.100%	2/15/47	1,110,000	1,083,776
Occidental Petroleum Corp., Senior Notes	4.200%	3/15/48	2,800,000	2,732,814
Petrobras Global Finance BV, Senior Notes	7.375%	1/17/27	2,450,000	2,884,900
Petrobras Global Finance BV, Senior Notes	5.999%	1/27/28	4,510,000	4,910,262
Petrobras Global Finance BV, Senior Notes	6.850%	6/5/2115	2,610,000	2,568,201
Petroleos Mexicanos, Senior Notes	6.375%	1/23/45	3,050,000	2,638,967
Plains All American Pipeline LP, Junior Subordinated Notes (6.125% to 11/15/22 then 3 mo. USD LIBOR + 4.110%)	6.125%	11/15/22	800,000	726,000	(c)(d)
Plains All American Pipeline LP/PAA Finance Corp., Senior Notes	6.700%	5/15/36	560,000	699,251
Range Resources Corp., Senior Notes	5.875%	7/1/22	106,000	107,167
Range Resources Corp., Senior Notes	5.000%	3/15/23	897,000	923,174
Range Resources Corp., Senior Notes	8.250%	1/15/29	590,000	666,848	(a)
Rockies Express Pipeline LLC, Senior Notes	6.875%	4/15/40	1,180,000	1,338,179	(a)
Schlumberger Holdings Corp., Senior Notes	4.000%	12/21/25	2,470,000	2,690,732	(a)
Shell International Finance BV, Senior Notes	2.750%	4/6/30	270,000	284,747

See Notes to Financial Statements.

Western Asset Macro Opportunities Fund 2021 Annual Report	21

Schedule of investments (cont’d)

October 31, 2021

Western Asset Macro Opportunities Fund

(Percentages shown based on Fund net assets)

Security	Rate	Maturity Date	Face Amount†	Value
Oil, Gas & Consumable Fuels — continued
Shell International Finance BV, Senior Notes	3.250%	4/6/50	1,380,000	$1,509,570
Targa Resources Partners LP/Targa Resources Partners Finance Corp., Senior Notes	5.375%	2/1/27	40,000	41,450
Targa Resources Partners LP/Targa Resources Partners Finance Corp., Senior Notes	5.500%	3/1/30	270,000	297,078
Targa Resources Partners LP/Targa Resources Partners Finance Corp., Senior Notes	4.875%	2/1/31	430,000	464,176
Targa Resources Partners LP/Targa Resources Partners Finance Corp., Senior Notes	4.000%	1/15/32	70,000	72,325	(a)
Transcontinental Gas Pipe Line Co. LLC, Senior Notes	7.850%	2/1/26	1,950,000	2,404,547
Western Midstream Operating LP, Senior Notes	4.350%	2/1/25	320,000	335,600
Western Midstream Operating LP, Senior Notes	3.950%	6/1/25	1,000,000	1,054,600
Western Midstream Operating LP, Senior Notes	4.650%	7/1/26	160,000	173,002
Western Midstream Operating LP, Senior Notes	4.500%	3/1/28	1,190,000	1,289,663
Western Midstream Operating LP, Senior Notes	4.750%	8/15/28	1,210,000	1,332,755
Western Midstream Operating LP, Senior Notes	5.300%	2/1/30	1,450,000	1,591,375
Western Midstream Operating LP, Senior Notes	5.450%	4/1/44	2,130,000	2,502,441
Western Midstream Operating LP, Senior Notes	5.300%	3/1/48	720,000	839,815
Western Midstream Operating LP, Senior Notes	5.500%	8/15/48	1,780,000	2,127,438
Western Midstream Operating LP, Senior Notes	6.500%	2/1/50	310,000	371,524
Williams Cos. Inc., Senior Notes	3.750%	6/15/27	1,780,000	1,938,071
Williams Cos. Inc., Senior Notes	7.500%	1/15/31	1,570,000	2,170,089
Williams Cos. Inc., Senior Notes	8.750%	3/15/32	1,520,000	2,310,925
Williams Cos. Inc., Senior Notes	6.300%	4/15/40	840,000	1,148,382

See Notes to Financial Statements.

22	Western Asset Macro Opportunities Fund 2021 Annual Report

Western Asset Macro Opportunities Fund

(Percentages shown based on Fund net assets)

Security	Rate	Maturity Date	Face Amount†	Value
Oil, Gas & Consumable Fuels — continued
Williams Cos. Inc., Senior Notes	5.750%	6/24/44	1,680,000	$2,212,403
Williams Cos. Inc., Senior Notes	5.100%	9/15/45	150,000	188,049
Total Oil, Gas & Consumable Fuels				206,198,431
Total Energy				207,747,616
Financials — 9.2%
Banks — 6.7%
BAC Capital Trust XIV, Junior Subordinated Notes (3 mo. USD LIBOR + 0.400%, 4.000% floor)	4.000%	11/15/21	1,460,000	1,461,357	(c)(d)
Banco Mercantil del Norte SA, Junior Subordinated Notes (6.875% to 7/6/22 then 5 year Treasury Constant Maturity Rate + 5.035%)	6.875%	7/6/22	830,000	844,006	(a)(c)(d)
Banco Mercantil del Norte SA, Junior Subordinated Notes (7.625% to 1/10/28 then 10 year Treasury Constant Maturity Rate + 5.353%)	7.625%	1/10/28	1,830,000	2,011,188	(a)(c)(d)
Bank of America Corp., Junior Subordinated Notes (5.875% to 3/15/28 then 3 mo. USD LIBOR + 2.931%)	5.875%	3/15/28	6,260,000	7,015,707	(c)(d)
Bank of America Corp., Junior Subordinated Notes (6.100% to 3/17/25 then 3 mo. USD LIBOR + 3.898%)	6.100%	3/17/25	620,000	682,431	(c)(d)
Bank of America Corp., Junior Subordinated Notes (6.250% to 9/5/24 then 3 mo. USD LIBOR + 3.705%)	6.250%	9/5/24	1,430,000	1,559,594	(c)(d)
Bank of America Corp., Senior Notes (2.592% to 4/29/30 then SOFR + 2.150%)	2.592%	4/29/31	710,000	718,724	(d)
Bank of America Corp., Senior Notes (4.083% to 3/20/50 then 3 mo. USD LIBOR + 3.150%)	4.083%	3/20/51	120,000	145,115	(d)
Bank of America Corp., Subordinated Notes	4.250%	10/22/26	2,520,000	2,790,399
Barclays PLC, Junior Subordinated Notes (7.750% to 9/15/23 then USD 5 year ICE Swap Rate + 4.842%)	7.750%	9/15/23	1,780,000	1,937,619	(c)(d)
Barclays PLC, Junior Subordinated Notes (8.000% to 6/15/24 then 5 year Treasury Constant Maturity Rate + 5.672%)	8.000%	6/15/24	2,100,000	2,342,813	(c)(d)

See Notes to Financial Statements.

Western Asset Macro Opportunities Fund 2021 Annual Report	23

Schedule of investments (cont’d)

October 31, 2021

Western Asset Macro Opportunities Fund

(Percentages shown based on Fund net assets)

Security	Rate	Maturity Date	Face Amount†		Value
Banks — continued
Barclays PLC, Senior Notes (4.972% to 5/16/28 then 3 mo. USD LIBOR + 1.902%)	4.972%	5/16/29	2,930,000		$3,387,354	(d)
BBVA USA, Subordinated Notes	3.875%	4/10/25	490,000		529,722
BNP Paribas SA, Junior Subordinated Notes (6.125% to 6/17/22 then EUR 5 year Swap Rate + 5.230%)	6.125%	6/17/22	3,834,000	EUR	4,578,412	(c)(d)(e)
BNP Paribas SA, Junior Subordinated Notes (7.000% to 8/16/28 then USD 5 year ICE Swap Rate + 3.980%)	7.000%	8/16/28	200,000		235,609	(a)(c)(d)
BNP Paribas SA, Junior Subordinated Notes (7.375% to 8/19/25 then USD 5 year ICE Swap Rate + 5.150%)	7.375%	8/19/25	2,790,000		3,203,464	(a)(c)(d)
BNP Paribas SA, Senior Notes (4.705%to 1/10/24 then 3 mo. USD LIBOR + 2.235%)	4.705%	1/10/25	1,050,000		1,129,378	(a)(d)
BNP Paribas SA, Senior Notes (5.198%to 1/10/29 then 3 mo. USD LIBOR + 2.567%)	5.198%	1/10/30	230,000		272,270	(a)(d)
Citigroup Inc., Junior Subordinated Notes (5.950% to 5/15/25 then 3 mo. USD LIBOR + 3.905%)	5.950%	5/15/25	10,320,000		11,145,600	(c)(d)
Citigroup Inc., Junior Subordinated Notes (6.300% to 5/15/24 then 3 mo. USD LIBOR + 3.423%)	6.300%	5/15/24	1,250,000		1,334,125	(c)(d)
Citigroup Inc., Senior Notes	8.125%	7/15/39	1,301,000		2,211,657
Citigroup Inc., Senior Notes	4.650%	7/30/45	825,000		1,069,693
Citigroup Inc., Senior Notes	4.650%	7/23/48	520,000		684,052
Citigroup Inc., Subordinated Notes	4.450%	9/29/27	370,000		415,965
Citigroup Inc., Subordinated Notes	4.125%	7/25/28	1,870,000		2,080,515
Citigroup Inc., Subordinated Notes	4.750%	5/18/46	200,000		253,414
Cooperatieve Rabobank UA, Junior Subordinated Notes (3.250% to 12/29/26 then EUR 5 year Swap Rate + 3.702%)	3.250%	12/29/26	1,200,000	EUR	1,414,711	(c)(d)(e)
Cooperatieve Rabobank UA, Junior Subordinated Notes (4.625% to 12/29/25 then EUR 5 year Swap Rate + 4.098%)	4.625%	12/29/25	9,000,000	EUR	11,377,221	(c)(d)(e)

See Notes to Financial Statements.

24	Western Asset Macro Opportunities Fund 2021 Annual Report

Western Asset Macro Opportunities Fund

(Percentages shown based on Fund net assets)

Security	Rate	Maturity Date	Face Amount†		Value
Banks — continued
Credit Agricole SA, Junior Subordinated Notes (7.500% to 6/23/26 then GBP 5 year Swap Rate + 4.812%)	7.500%	6/23/26	2,620,000	GBP	$4,130,181	(c)(d)(e)
Credit Agricole SA, Junior Subordinated Notes (8.125% to 12/23/25 then USD 5 year ICE Swap Rate + 6.185%)	8.125%	12/23/25	3,250,000		3,901,394	(a)(c)(d)
Danske Bank A/S, Junior Subordinated Notes (5.875% to 4/6/22 then EUR 7 year Swap Rate + 5.471%)	5.875%	4/6/22	6,830,000	EUR	8,057,993	(c)(d)(e)
Danske Bank A/S, Senior Notes	5.375%	1/12/24	840,000		915,208	(a)
HSBC Holdings PLC, Junior Subordinated Notes (6.375% to 3/30/25 then USD 5 year ICE Swap Rate + 4.368%)	6.375%	3/30/25	860,000		936,708	(c)(d)
HSBC Holdings PLC, Junior Subordinated Notes (6.500% to 3/23/28 then USD 5 year ICE Swap Rate + 3.606%)	6.500%	3/23/28	1,400,000		1,564,577	(c)(d)
HSBC Holdings PLC, Senior Notes (4.583% to 6/19/28 then 3 mo. USD LIBOR + 1.535%)	4.583%	6/19/29	2,750,000		3,109,402	(d)
HSBC Holdings PLC, Subordinated Notes	4.250%	8/18/25	590,000		639,935
Intesa Sanpaolo SpA, Subordinated Notes	5.017%	6/26/24	200,000		214,526	(a)
Intesa Sanpaolo SpA, Subordinated Notes	5.710%	1/15/26	210,000		233,556	(a)
JPMorgan Chase & Co., Senior Notes (2.522% to 4/22/30 then SOFR + 2.040%)	2.522%	4/22/31	110,000		111,400	(d)
JPMorgan Chase & Co., Senior Notes (3.109% to 4/22/50 then SOFR + 2.440%)	3.109%	4/22/51	440,000		456,074	(d)
JPMorgan Chase & Co., Senior Notes (3.897% to 1/23/48 then 3 mo. USD LIBOR + 1.220%)	3.897%	1/23/49	350,000		410,959	(d)
JPMorgan Chase & Co., Subordinated Notes	4.950%	6/1/45	1,410,000		1,859,560
JPMorgan Chase & Co., Subordinated Notes (2.956% to 5/13/30 then SOFR + 2.515%)	2.956%	5/13/31	1,620,000		1,673,606	(d)
UniCredit SpA, Senior Notes	6.572%	1/14/22	1,700,000		1,719,191	(a)

See Notes to Financial Statements.

Western Asset Macro Opportunities Fund 2021 Annual Report	25

Schedule of investments (cont’d)

October 31, 2021

Western Asset Macro Opportunities Fund

(Percentages shown based on Fund net assets)

Security	Rate	Maturity Date	Face Amount†	Value
Banks — continued
Wells Fargo & Co., Junior Subordinated Notes (5.875% to 6/15/25 then 3 mo. USD LIBOR + 3.990%)	5.875%	6/15/25	847,000	$934,876	(c)(d)
Wells Fargo & Co., Senior Notes (2.879% to 10/30/29 then SOFR + 1.432%)	2.879%	10/30/30	890,000	922,781	(d)
Wells Fargo & Co., Senior Notes (4.478% to 4/4/30 then SOFR + 4.032%)	4.478%	4/4/31	410,000	474,320	(d)
Wells Fargo & Co., Senior Notes (5.013% to 4/4/50 then SOFR + 4.502%)	5.013%	4/4/51	7,670,000	10,610,113	(d)
Wells Fargo & Co., Subordinated Notes	4.300%	7/22/27	1,840,000	2,062,035
Wells Fargo & Co., Subordinated Notes	4.400%	6/14/46	1,420,000	1,728,759
Wells Fargo & Co., Subordinated Notes	4.750%	12/7/46	500,000	634,891
Total Banks				114,134,160
Capital Markets — 1.8%
Credit Suisse Group AG, Junior Subordinated Notes (5.250% to 8/11/27 then 5 year Treasury Constant Maturity Rate + 4.889%)	5.250%	2/11/27	5,190,000	5,404,087	(a)(c)(d)
Credit Suisse Group AG, Junior Subordinated Notes (6.375% to 8/21/26 then 5 year Treasury Constant Maturity Rate + 4.822%)	6.375%	8/21/26	200,000	218,250	(a)(c)(d)
Credit Suisse Group AG, Junior Subordinated Notes (7.250% to 9/12/25 then USD 5 year ICE Swap Rate + 4.332%)	7.250%	9/12/25	300,000	332,997	(a)(c)(d)
Credit Suisse Group AG, Junior Subordinated Notes (7.500% to 7/17/23 then USD 5 year ICE Swap Rate + 4.600%)	7.500%	7/17/23	1,770,000	1,885,935	(a)(c)(d)
Credit Suisse Group AG, Senior Notes	4.875%	5/15/45	530,000	673,485
Credit Suisse Group AG, Senior Notes (3.091% to 5/14/31 then SOFR + 1.730%)	3.091%	5/14/32	790,000	804,953	(a)(d)
Credit Suisse Group AG, Senior Notes (4.194% to 4/1/30 then SOFR + 3.730%)	4.194%	4/1/31	630,000	697,541	(a)(d)
Goldman Sachs Capital II, Junior Subordinated Notes (3 mo. USD LIBOR + 0.768%, 4.000% floor)	4.000%	11/29/21	109,000	107,093	(c)(d)
Goldman Sachs Group Inc., Senior Notes	4.750%	10/21/45	290,000	379,858

See Notes to Financial Statements.

26	Western Asset Macro Opportunities Fund 2021 Annual Report

Western Asset Macro Opportunities Fund

(Percentages shown based on Fund net assets)

Security	Rate	Maturity Date	Face Amount†		Value
Capital Markets — continued
Goldman Sachs Group Inc., Senior Notes (2.383% to 7/21/31 then SOFR + 1.248%)	2.383%	7/21/32	4,150,000		$4,082,230	(d)
Goldman Sachs Group Inc., Senior Notes (2.908% to 7/21/41 then SOFR + 1.472%)	2.908%	7/21/42	210,000		209,888	(d)
Goldman Sachs Group Inc., Senior Notes (4.223% to 5/1/28 then 3 mo. USD LIBOR + 1.301%)	4.223%	5/1/29	430,000		481,791	(d)
Goldman Sachs Group Inc., Senior Notes (3.210% to 4/22/41 then SOFR + 1.513%)	3.210%	4/22/42	90,000		93,435	(d)
Goldman Sachs Group Inc., Subordinated Notes	4.250%	10/21/25	610,000		669,026
Goldman Sachs Group Inc., Subordinated Notes	6.750%	10/1/37	1,700,000		2,422,314
Goldman Sachs Group Inc., Subordinated Notes	5.150%	5/22/45	4,590,000		6,080,266
Morgan Stanley, Senior Notes (4.431% to 1/23/29 then 3 mo. USD LIBOR + 1.628%)	4.431%	1/23/30	60,000		68,733	(d)
Morgan Stanley, Senior Notes (5.597% to 3/24/50 then SOFR + 4.840%)	5.597%	3/24/51	10,000		15,152	(d)
UBS Group AG, Junior Subordinated Notes (5.750% to 2/19/22 then EUR 5 year Swap Rate + 5.287%)	5.750%	2/19/22	3,350,000	EUR	3,932,637	(c)(d)(e)
UBS Group AG, Junior Subordinated Notes (7.000% to 1/31/24 then USD 5 year ICE Swap Rate + 4.344%)	7.000%	1/31/24	2,880,000		3,116,002	(a)(c)(d)
Total Capital Markets					31,675,673
Diversified Financial Services — 0.5%
AerCap Ireland Capital DAC/AerCap Global Aviation Trust, Senior Notes	4.625%	7/1/22	173,000		177,529
AerCap Ireland Capital DAC/AerCap Global Aviation Trust, Senior Notes	3.300%	1/30/32	1,340,000		1,365,011
GE Capital International Funding Co. Unlimited Co., Senior Notes	4.418%	11/15/35	1,210,000		1,473,340

See Notes to Financial Statements.

Western Asset Macro Opportunities Fund 2021 Annual Report	27

Schedule of investments (cont’d)

October 31, 2021

Western Asset Macro Opportunities Fund

(Percentages shown based on Fund net assets)

Security	Rate	Maturity Date	Face Amount†	Value
Diversified Financial Services — continued
ILFC E-Capital Trust I Ltd. GTD ((Highest of 3 mo. USD LIBOR, 10 year Treasury Constant Maturity Rate and 30 year Treasury Constant Maturity Rate) + 1.550%)	3.460%	12/21/65	740,000	$607,433	(a)(d)
International Lease Finance Corp., Senior Notes	5.875%	8/15/22	640,000	666,619
Park Aerospace Holdings Ltd., Senior Notes	5.250%	8/15/22	23,000	23,728	(a)
Park Aerospace Holdings Ltd., Senior Notes	4.500%	3/15/23	160,000	166,698	(a)
Park Aerospace Holdings Ltd., Senior Notes	5.500%	2/15/24	400,000	433,528	(a)
Toll Road Investors Partnership II LP	0.000%	2/15/24	1,020,000	944,731	(a)
Toll Road Investors Partnership II LP	0.000%	2/15/38	200,000	86,596	(a)
Vanguard Group Inc.	3.050%	8/22/50	2,610,000	2,540,287	(f)(g)
Total Diversified Financial Services				8,485,500
Insurance — 0.2%
American International Group Inc., Senior Notes	3.400%	6/30/30	1,080,000	1,170,624
Teachers Insurance & Annuity Association of America, Subordinated Notes	4.900%	9/15/44	1,910,000	2,502,134	(a)
Total Insurance				3,672,758
Total Financials				157,968,091
Health Care — 4.7%
Biotechnology — 0.2%
AbbVie Inc., Senior Notes	4.050%	11/21/39	3,440,000	3,957,828
Health Care Equipment & Supplies — 0.1%
Becton Dickinson and Co., Senior Notes	3.700%	6/6/27	1,317,000	1,439,299
Health Care Providers & Services — 1.4%
CommonSpirit Health, Secured Notes	4.350%	11/1/42	1,720,000	1,983,666
CommonSpirit Health, Senior Secured Notes	3.817%	10/1/49	630,000	728,687
CVS Health Corp., Senior Notes	4.300%	3/25/28	66,000	74,755
CVS Health Corp., Senior Notes	4.780%	3/25/38	1,130,000	1,383,797
CVS Health Corp., Senior Notes	4.125%	4/1/40	820,000	941,705
CVS Health Corp., Senior Notes	5.050%	3/25/48	7,790,000	10,255,435
CVS Health Corp., Senior Notes	4.250%	4/1/50	90,000	109,108
Dignity Health, Secured Notes	5.267%	11/1/64	760,000	1,071,514

See Notes to Financial Statements.

28	Western Asset Macro Opportunities Fund 2021 Annual Report

Western Asset Macro Opportunities Fund

(Percentages shown based on Fund net assets)

Security	Rate	Maturity Date	Face Amount†	Value
Health Care Providers & Services — continued
Hackensack Meridian Health Inc., Senior Secured Notes	4.211%	7/1/48	1,060,000	$1,349,382
HCA Inc., Senior Notes	5.375%	2/1/25	150,000	167,063
HCA Inc., Senior Notes	7.690%	6/15/25	420,000	504,542
HCA Inc., Senior Notes	5.625%	9/1/28	60,000	70,394
HCA Inc., Senior Notes	5.875%	2/1/29	310,000	369,353
HCA Inc., Senior Notes	3.500%	9/1/30	480,000	505,356
HCA Inc., Senior Notes	7.500%	11/15/95	1,250,000	1,872,500
HCA Inc., Senior Secured Notes	4.500%	2/15/27	240,000	266,414
UnitedHealth Group Inc., Senior Notes	3.125%	5/15/60	190,000	199,257
Willis-Knighton Medical Center, Secured Notes	4.813%	9/1/48	790,000	1,031,345
Total Health Care Providers & Services				22,884,273
Pharmaceuticals — 3.0%
Bausch Health Americas Inc., Senior Notes	9.250%	4/1/26	6,060,000	6,446,325	(a)
Bausch Health Americas Inc., Senior Notes	8.500%	1/31/27	3,880,000	4,122,500	(a)
Bausch Health Cos. Inc., Senior Notes	9.000%	12/15/25	6,860,000	7,205,195	(a)
Bausch Health Cos. Inc., Senior Notes	6.250%	2/15/29	1,130,000	1,096,422	(a)
Bausch Health Cos. Inc., Senior Notes	7.250%	5/30/29	1,140,000	1,157,442	(a)
Bausch Health Cos. Inc., Senior Notes	5.250%	1/30/30	300,000	271,321	(a)
Bausch Health Cos. Inc., Senior Secured Notes	5.500%	11/1/25	1,050,000	1,068,186	(a)
Bausch Health Cos. Inc., Senior Secured Notes	4.875%	6/1/28	100,000	103,105	(a)
Teva Pharmaceutical Finance Co. BV, Senior Notes	3.650%	11/10/21	100,000	100,056
Teva Pharmaceutical Finance Co. BV, Senior Notes	2.950%	12/18/22	2,097,000	2,115,349
Teva Pharmaceutical Finance Co. LLC, Senior Notes	6.150%	2/1/36	4,056,000	4,346,450
Teva Pharmaceutical Finance Netherlands III BV, Senior Notes	2.800%	7/21/23	1,300,000	1,311,115
Teva Pharmaceutical Finance Netherlands III BV, Senior Notes	7.125%	1/31/25	4,944,000	5,313,268
Teva Pharmaceutical Finance Netherlands III BV, Senior Notes	3.150%	10/1/26	2,594,000	2,448,088

See Notes to Financial Statements.

Western Asset Macro Opportunities Fund 2021 Annual Report	29

Schedule of investments (cont’d)

October 31, 2021

Western Asset Macro Opportunities Fund

(Percentages shown based on Fund net assets)

Security	Rate	Maturity Date	Face Amount†	Value
Pharmaceuticals — continued
Teva Pharmaceutical Finance Netherlands III BV, Senior Notes	6.750%	3/1/28	520,000	$570,050
Teva Pharmaceutical Finance Netherlands III BV, Senior Notes	4.100%	10/1/46	16,567,000	13,689,726
Total Pharmaceuticals				51,364,598
Total Health Care				79,645,998
Industrials — 2.2%
Aerospace & Defense — 1.0%
Boeing Co., Senior Notes	2.700%	2/1/27	750,000	769,634
Boeing Co., Senior Notes	5.150%	5/1/30	1,950,000	2,276,072
Boeing Co., Senior Notes	3.250%	2/1/35	2,030,000	2,036,215
Boeing Co., Senior Notes	3.550%	3/1/38	170,000	173,170
Boeing Co., Senior Notes	5.705%	5/1/40	1,600,000	2,056,899
Boeing Co., Senior Notes	3.750%	2/1/50	130,000	136,968
Boeing Co., Senior Notes	5.805%	5/1/50	3,700,000	5,079,371
Boeing Co., Senior Notes	5.930%	5/1/60	1,010,000	1,423,440
General Dynamics Corp., Senior Notes	4.250%	4/1/40	40,000	48,921
General Dynamics Corp., Senior Notes	4.250%	4/1/50	190,000	247,572
Northrop Grumman Corp., Senior Notes	5.250%	5/1/50	2,190,000	3,120,711
Total Aerospace & Defense				17,368,973
Air Freight & Logistics — 0.1%
XPO CNW Inc., Senior Notes	6.700%	5/1/34	1,510,000	1,889,387
Airlines — 0.8%
Delta Air Lines Inc., Senior Notes	3.625%	3/15/22	1,450,000	1,461,105
Delta Air Lines Inc., Senior Notes	3.800%	4/19/23	190,000	197,010
Delta Air Lines Inc., Senior Notes	2.900%	10/28/24	870,000	888,962
Delta Air Lines Inc., Senior Notes	7.375%	1/15/26	850,000	999,982
Delta Air Lines Inc., Senior Secured Notes	7.000%	5/1/25	1,850,000	2,159,381	(a)
Delta Air Lines Inc./SkyMiles IP Ltd., Senior Secured Notes	4.500%	10/20/25	2,490,000	2,657,334	(a)
Delta Air Lines Inc./SkyMiles IP Ltd., Senior Secured Notes	4.750%	10/20/28	1,110,000	1,233,155	(a)
Mileage Plus Holdings LLC/Mileage Plus Intellectual Property Assets Ltd., Senior Secured Notes	6.500%	6/20/27	680,000	740,935	(a)
Spirit Loyalty Cayman Ltd./Spirit IP Cayman Ltd., Senior Secured Notes	8.000%	9/20/25	522,000	584,947	(a)

See Notes to Financial Statements.

30	Western Asset Macro Opportunities Fund 2021 Annual Report

Western Asset Macro Opportunities Fund

(Percentages shown based on Fund net assets)

Security	Rate	Maturity Date	Face Amount†	Value
Airlines — continued
United Airlines Inc., Senior Secured Notes	4.375%	4/15/26	430,000	$445,359	(a)
United Airlines Inc., Senior Secured Notes	4.625%	4/15/29	2,890,000	2,983,145	(a)
Total Airlines				14,351,315
Commercial Services & Supplies — 0.1%
California Institute of Technology, Senior Notes	3.650%	9/1/2119	990,000	1,153,211
GFL Environmental Inc., Senior Secured Notes	4.250%	6/1/25	330,000	340,674	(a)
Total Commercial Services & Supplies				1,493,885
Industrial Conglomerates — 0.1%
3M Co., Senior Notes	3.700%	4/15/50	470,000	556,311
General Electric Co., Senior Notes	3.450%	5/1/27	130,000	141,788
General Electric Co., Senior Notes	3.625%	5/1/30	270,000	302,651
General Electric Co., Senior Notes	6.875%	1/10/39	299,000	455,557
Total Industrial Conglomerates				1,456,307
Trading Companies & Distributors — 0.1%
H&E Equipment Services Inc., Senior Notes	3.875%	12/15/28	650,000	645,937	(a)
United Rentals North America Inc., Secured Notes	3.875%	11/15/27	370,000	388,141
United Rentals North America Inc., Senior Notes	5.250%	1/15/30	320,000	346,800
United Rentals North America Inc., Senior Notes	3.875%	2/15/31	410,000	413,547
Total Trading Companies & Distributors				1,794,425
Total Industrials				38,354,292
Information Technology — 0.4%
Communications Equipment — 0.0%††
CommScope Technologies LLC, Senior Notes	5.000%	3/15/27	320,000	297,553	(a)
IT Services — 0.1%
Mastercard Inc., Senior Notes	3.850%	3/26/50	1,720,000	2,093,895
Semiconductors & Semiconductor Equipment — 0.3%
Broadcom Inc., Senior Notes	4.150%	11/15/30	1,916,000	2,107,660
Broadcom Inc., Senior Notes	3.187%	11/15/36	104,000	102,354	(a)
NVIDIA Corp., Senior Notes	3.500%	4/1/40	220,000	246,363

See Notes to Financial Statements.

Western Asset Macro Opportunities Fund 2021 Annual Report	31

Schedule of investments (cont’d)

October 31, 2021

Western Asset Macro Opportunities Fund

(Percentages shown based on Fund net assets)

Security	Rate	Maturity Date	Face Amount†	Value
Semiconductors & Semiconductor Equipment — continued
NVIDIA Corp., Senior Notes	3.500%	4/1/50	1,070,000	$1,226,746
NVIDIA Corp., Senior Notes	3.700%	4/1/60	400,000	475,587
Total Semiconductors & Semiconductor Equipment				4,158,710
Total Information Technology				6,550,158
Materials — 0.6%
Containers & Packaging — 0.1%
Ardagh Packaging Finance PLC/Ardagh Holdings USA Inc., Senior Notes	5.250%	8/15/27	200,000	199,750	(a)
Ball Corp., Senior Notes	3.125%	9/15/31	450,000	438,187
Total Containers & Packaging				637,937
Metals & Mining — 0.5%
Anglo American Capital PLC, Senior Notes	3.625%	9/11/24	560,000	595,051	(a)
Anglo American Capital PLC, Senior Notes	4.000%	9/11/27	270,000	292,801	(a)
Anglo American Capital PLC, Senior Notes	4.500%	3/15/28	640,000	717,542	(a)
ArcelorMittal SA, Senior Notes	7.000%	10/15/39	310,000	432,397
Freeport-McMoRan Inc., Senior Notes	3.875%	3/15/23	10,000	10,313
Freeport-McMoRan Inc., Senior Notes	4.550%	11/14/24	40,000	43,301
Freeport-McMoRan Inc., Senior Notes	4.625%	8/1/30	240,000	259,800
Freeport-McMoRan Inc., Senior Notes	5.450%	3/15/43	960,000	1,208,880
Glencore Funding LLC, Senior Notes	4.125%	5/30/23	150,000	157,581	(a)
Glencore Funding LLC, Senior Notes	4.125%	3/12/24	2,920,000	3,102,844	(a)
Glencore Funding LLC, Senior Notes	3.875%	10/27/27	990,000	1,069,062	(a)
Yamana Gold Inc., Senior Notes	4.625%	12/15/27	920,000	1,015,200
Total Metals & Mining				8,904,772
Paper & Forest Products — 0.0%††
Suzano Austria GmbH, Senior Notes	3.750%	1/15/31	420,000	421,138
Total Materials				9,963,847
Utilities — 0.8%
Electric Utilities — 0.8%
Enel Finance International NV, Senior Notes	6.000%	10/7/39	1,680,000	2,302,172	(a)
FirstEnergy Corp., Senior Notes	4.400%	7/15/27	1,320,000	1,432,827
FirstEnergy Corp., Senior Notes	7.375%	11/15/31	5,830,000	7,956,842
FirstEnergy Corp., Senior Notes	5.350%	7/15/47	250,000	303,806
Pacific Gas and Electric Co., Secured Bonds	2.500%	2/1/31	610,000	583,154

See Notes to Financial Statements.

32	Western Asset Macro Opportunities Fund 2021 Annual Report

Western Asset Macro Opportunities Fund

(Percentages shown based on Fund net assets)

Security	Rate	Maturity Date	Face Amount†		Value
Electric Utilities — continued
Pacific Gas and Electric Co., Secured Bonds	3.300%	8/1/40	200,000		$189,029
Pacific Gas and Electric Co., Secured Bonds	3.500%	8/1/50	680,000		647,293
Total Utilities					13,415,123
Total Corporate Bonds & Notes (Cost — $573,542,183)					635,432,669
Sovereign Bonds — 28.1%
Argentina — 0.7%
Argentine Republic Government International Bond, Senior Notes	1.000%	7/9/29	1,241,955		453,326
Argentine Republic Government International Bond, Senior Notes, Step bond (0.500% to 7/9/23 then 0.750%)	0.500%	7/9/30	8,707,393		2,991,860
Argentine Republic Government International Bond, Senior Notes, Step bond (1.125% to 7/9/22 then 1.500%)	1.125%	7/9/35	14,504,705		4,492,978
Argentine Republic Government International Bond, Senior Notes, Step bond (2.000% to 7/9/22 then 3.875%)	2.000%	1/9/38	2,874,178		1,057,410
Provincia de Buenos Aires, Senior Notes, Step bond (3.900% to 9/1/22 then 5.250%)	3.900%	9/1/37	3,136,322		1,392,841	(a)
Provincia de Cordoba, Senior Notes, Step bond (5.000% to 6/10/22 then 6.875%)	5.000%	12/10/25	700,000		536,200	(e)
Provincia de Cordoba, Senior Notes, Step bond (5.000% to 6/10/22 then 6.875%)	5.000%	12/10/25	824,492		631,561	(a)
Provincia de Cordoba, Senior Notes, Step bond (5.000% to 6/1/22 then 6.990%)	5.000%	6/1/27	378,779		255,202	(e)
Provincia de Cordoba, Senior Notes, Step bond (5.000% to 8/1/22 then 6.875% PIK)	5.000%	2/1/29	1,034,131		672,185	(a)(h)
Total Argentina					12,483,563
Australia — 1.4%
Australia Government Bond, Senior Notes	3.000%	3/21/47	21,080,000	AUD	16,505,888	(e)
Australia Government Bond, Senior Notes	1.750%	6/21/51	11,620,000	AUD	6,936,025	(e)
Total Australia					23,441,913

See Notes to Financial Statements.

Western Asset Macro Opportunities Fund 2021 Annual Report	33

Schedule of investments (cont’d)

October 31, 2021

Western Asset Macro Opportunities Fund

(Percentages shown based on Fund net assets)

Security	Rate	Maturity Date	Face Amount†		Value
Brazil — 0.8%
Brazil Notas do Tesouro Nacional Serie F, Notes	10.000%	1/1/27	6,000,000	BRL	$981,148
Brazil Notas do Tesouro Nacional Serie F, Notes	10.000%	1/1/31	20,000,000	BRL	3,157,928
Brazilian Government International Bond, Senior Notes	4.250%	1/7/25	1,730,000		1,826,525
Brazilian Government International Bond, Senior Notes	5.000%	1/27/45	9,000,000		8,090,640
Total Brazil					14,056,241
China — 3.1%
China Government Bond	3.290%	5/23/29	160,000,000	CNY	25,564,642
China Government Bond	3.390%	3/16/50	110,000,000	CNY	16,729,650
China Government Bond, Senior Notes	4.000%	5/22/24	2,000,000	CNY	323,449	(e)
China Government Bond, Senior Notes	3.380%	11/21/24	11,000,000	CNY	1,759,770	(e)
China Government Bond, Senior Notes	3.390%	5/21/25	9,000,000	CNY	1,442,206	(e)
China Government Bond, Senior Notes	3.310%	11/30/25	10,500,000	CNY	1,688,498	(e)
China Government Bond, Senior Notes	3.480%	6/29/27	23,500,000	CNY	3,829,741	(e)
China Government Bond, Senior Notes	3.600%	6/27/28	2,000,000	CNY	328,687	(e)
China Government Bond, Senior Notes	4.290%	5/22/29	5,000,000	CNY	863,558	(e)
Total China					52,530,201
Dominican Republic — 0.1%
Dominican Republic International Bond, Senior Notes	5.875%	1/30/60	2,340,000		2,299,050	(a)
Egypt — 0.2%
Egypt Government Bond	18.400%	5/30/24	3,500,000	EGP	242,496
Egypt Government International Bond, Senior Notes	7.625%	5/29/32	2,980,000		2,889,828	(a)
Total Egypt					3,132,324
Ghana — 0.1%
Ghana Government International Bond, Senior Notes	7.875%	3/26/27	320,000		297,912	(a)
Ghana Government International Bond, Senior Notes	10.750%	10/14/30	870,000		1,010,335	(a)
Ghana Government International Bond, Senior Notes	8.950%	3/26/51	910,000		783,206	(a)
Total Ghana					2,091,453
Indonesia — 6.6%
Indonesia Treasury Bond	8.375%	9/15/26	3,507,000,000	IDR	280,585
Indonesia Treasury Bond	7.000%	5/15/27	200,138,000,000	IDR	15,150,733
Indonesia Treasury Bond	9.000%	3/15/29	114,267,000,000	IDR	9,444,620

See Notes to Financial Statements.

34	Western Asset Macro Opportunities Fund 2021 Annual Report

Western Asset Macro Opportunities Fund

(Percentages shown based on Fund net assets)

Security	Rate	Maturity Date	Face Amount†		Value
Indonesia — continued
Indonesia Treasury Bond	8.250%	5/15/29	355,437,000,000	IDR	$28,236,763
Indonesia Treasury Bond	7.000%	9/15/30	233,933,000,000	IDR	17,403,591
Indonesia Treasury Bond	6.500%	2/15/31	143,819,000,000	IDR	10,405,116
Indonesia Treasury Bond	8.375%	3/15/34	290,150,000,000	IDR	23,173,088
Indonesia Treasury Bond	8.250%	5/15/36	45,190,000,000	IDR	3,593,191
Indonesia Treasury Bond	8.375%	4/15/39	6,456,000,000	IDR	514,589
Indonesia Treasury Bond	7.375%	5/15/48	65,063,000,000	IDR	4,746,028
Total Indonesia					112,948,304
Ivory Coast — 0.4%
Ivory Coast Government International Bond, Senior Notes	4.875%	1/30/32	2,150,000	EUR	2,437,417	(a)
Ivory Coast Government International Bond, Senior Notes	5.750%	12/31/32	415,987		418,027	(e)
Ivory Coast Government International Bond, Senior Notes	6.125%	6/15/33	1,420,000		1,495,726	(e)
Ivory Coast Government International Bond, Senior Notes	6.125%	6/15/33	2,820,000		2,970,385	(a)
Total Ivory Coast					7,321,555
Kuwait — 0.1%
Kuwait International Government Bond, Senior Notes	3.500%	3/20/27	1,370,000		1,501,366	(a)
Mexico — 6.1%
Mexican Bonos, Bonds	8.000%	11/7/47	628,180,000	MXN	30,707,038
Mexican Bonos, Senior Notes	7.750%	11/13/42	1,526,885,400	MXN	72,916,096
Total Mexico					103,623,134
Russia — 8.1%
Russian Federal Bond — OFZ	7.750%	9/16/26	218,960,000	RUB	3,040,223
Russian Federal Bond — OFZ	7.950%	10/7/26	218,960,000	RUB	3,062,064
Russian Federal Bond — OFZ	8.150%	2/3/27	1,998,947,000	RUB	28,207,190
Russian Federal Bond — OFZ	6.000%	10/6/27	226,900,000	RUB	2,881,769
Russian Federal Bond — OFZ	7.050%	1/19/28	2,715,624,000	RUB	36,317,485
Russian Federal Bond — OFZ	6.900%	5/23/29	1,267,125,000	RUB	16,700,814
Russian Federal Bond — OFZ	7.650%	4/10/30	321,260,000	RUB	4,426,521
Russian Federal Bond — OFZ	7.700%	3/23/33	437,180,000	RUB	6,018,004
Russian Federal Bond — OFZ	7.250%	5/10/34	974,600,000	RUB	12,962,637
Russian Federal Bond — OFZ	7.700%	3/16/39	1,766,040,000	RUB	24,269,583
Total Russia					137,886,290

See Notes to Financial Statements.

Western Asset Macro Opportunities Fund 2021 Annual Report	35

Schedule of investments (cont’d)

October 31, 2021

Western Asset Macro Opportunities Fund

(Percentages shown based on Fund net assets)

Security	Rate	Maturity Date	Face Amount†		Value
Supranational — 0.2%
European Bank for Reconstruction & Development, Senior Notes	5.000%	10/6/26	38,012,000,000	IDR	$2,652,542
Ukraine — 0.2%
Ukraine Government International Bond, Senior Notes	7.375%	9/25/32	1,350,000		1,392,147	(a)
Ukraine Government International Bond, Senior Notes	7.253%	3/15/33	2,260,000		2,307,257	(a)
Total Ukraine					3,699,404
Total Sovereign Bonds (Cost — $511,848,191)					479,667,340
U.S. Government & Agency Obligations — 16.1%
U.S. Government Obligations — 16.1%
U.S. Treasury Bonds	1.125%	8/15/40	170,000		147,010
U.S. Treasury Bonds	2.250%	5/15/41	9,580,000		10,002,119
U.S. Treasury Bonds	1.750%	8/15/41	30,650,000		29,514,992	(i)
U.S. Treasury Bonds	3.000%	5/15/45	39,750,000		47,485,723
U.S. Treasury Bonds	2.875%	5/15/49	2,860,000		3,435,072
U.S. Treasury Bonds	2.250%	8/15/49	4,600,000		4,907,176
U.S. Treasury Bonds	2.000%	2/15/50	4,020,000		4,069,700
U.S. Treasury Bonds	1.250%	5/15/50	12,620,000		10,680,907
U.S. Treasury Bonds	1.625%	11/15/50	31,780,000		29,492,709
U.S. Treasury Bonds	1.875%	2/15/51	65,010,000		63,973,903
U.S. Treasury Bonds	2.375%	5/15/51	31,900,000		35,070,063
U.S. Treasury Bonds	2.000%	8/15/51	7,940,000		8,055,378
U.S. Treasury Notes	0.625%	12/31/27	3,040,000		2,904,684
U.S. Treasury Notes	1.125%	8/31/28	5,320,000		5,205,288
U.S. Treasury Notes	0.625%	5/15/30	17,540,000		16,301,238
U.S. Treasury Notes	0.875%	11/15/30	4,650,000		4,394,613
U.S. Treasury Notes	1.250%	8/15/31	210,000		204,094
Total U.S. Government & Agency Obligations (Cost — $272,855,363)					275,844,669
Collateralized Mortgage Obligations (j) — 5.4%
Alternative Loan Trust, 2005-J4 M2 (1 mo. USD LIBOR + 0.960%)	1.049%	7/25/35	44,785		44,864	(d)
AREIT Trust, 2021-CRE5 B (1 mo. USD LIBOR + 1.820%)	1.906%	7/17/26	2,690,000		2,694,342	(a)(d)
Banc of America Funding Corp., 2015-R3 2A2	0.216%	2/27/37	4,402,097		3,871,912	(a)(d)
Benchmark Mortgage Trust, 2020-IG3 C	3.289%	9/15/48	1,190,000		1,179,575	(a)(d)
BX Commercial Mortgage Trust, 2020- FOX F (1 mo. USD LIBOR + 4.250%)	4.340%	11/15/32	1,431,058		1,445,273	(a)(d)

See Notes to Financial Statements.

36	Western Asset Macro Opportunities Fund 2021 Annual Report

Western Asset Macro Opportunities Fund

(Percentages shown based on Fund net assets)

Security	Rate	Maturity Date	Face Amount†	Value
Collateralized Mortgage Obligations (j) — continued
BX Commercial Mortgage Trust, 2021- XL2 J (1 mo. USD LIBOR + 3.890%)	3.990%	10/15/36	2,580,000	$2,578,066	(a)(d)
BX Trust, 2018-GWMZ MC (1 mo. USD LIBOR + 5.488%)	5.578%	5/15/37	6,500,000	6,079,191	(a)(d)
BX Trust, 2021-ARIA G (1 mo. USD LIBOR + 3.142%)	3.222%	10/15/36	2,570,000	2,567,801	(a)(d)
CSMC Trust, 2015-2R 7A2	2.688%	8/27/36	8,624,628	7,677,785	(a)(d)
CSMC Trust, 2019-RIO B (1 mo. USD LIBOR + 7.000%, 8.000% floor)	8.000%	12/15/21	6,260,000	6,066,016	(a)(d)
Federal Home Loan Mortgage Corp. (FHLMC) REMIC, Structured Agency Credit Risk Debt Notes, 2020-DNA3 B1 (1 mo. USD LIBOR + 5.100%)	5.189%	6/25/50	800,000	833,664	(a)(d)
Federal Home Loan Mortgage Corp. (FHLMC) REMIC, Structured Agency Credit Risk Debt Notes, 2020-DNA6 B1 (30 Day Average SOFR + 3.000%)	3.049%	12/25/50	2,180,000	2,212,396	(a)(d)
Federal Home Loan Mortgage Corp. (FHLMC) Seasoned Credit Risk Transfer Trust, 2020-1 M	4.250%	8/25/59	4,300,000	4,519,612	(a)(d)
Federal Home Loan Mortgage Corp. (FHLMC) Seasoned Credit Risk Transfer Trust, 2020-3 M	4.250%	5/25/60	3,268,000	3,397,439	(a)(d)
Federal Home Loan Mortgage Corp. (FHLMC) Structured Agency Credit Risk Debt Notes, 2015-HQ2 B (1 mo. USD LIBOR + 7.950%)	8.039%	5/25/25	1,557,554	1,619,909	(d)
Federal Home Loan Mortgage Corp. (FHLMC) Structured Agency Credit Risk Debt Notes, 2017-DNA2 B1 (1 mo. USD LIBOR + 5.150%)	5.239%	10/25/29	4,420,000	4,842,316	(d)
Federal National Mortgage Association (FNMA) — CAS, 2015-C03 2M2 (1 mo. USD LIBOR + 5.000%)	5.089%	7/25/25	99,824	100,650	(a)(d)
Federal National Mortgage Association (FNMA) — CAS, 2017-C01 1B1 (1 mo. USD LIBOR + 5.750%)	5.839%	7/25/29	3,400,000	3,759,532	(a)(d)
Federal National Mortgage Association (FNMA) — CAS, 2017-C05 1B1 (1 mo. USD LIBOR + 3.600%)	3.689%	1/25/30	3,880,000	4,064,168	(a)(d)

See Notes to Financial Statements.

Western Asset Macro Opportunities Fund 2021 Annual Report	37

Schedule of investments (cont’d)

October 31, 2021

Western Asset Macro Opportunities Fund

(Percentages shown based on Fund net assets)

Security	Rate	Maturity Date	Face Amount†	Value
Collateralized Mortgage Obligations (j) — continued
Federal National Mortgage Association (FNMA) — CAS, 2017-C07 1M2 (1 mo. USD LIBOR + 2.400%)	2.489%	5/25/30	2,421,402	$2,456,792	(a)(d)
Federal National Mortgage Association (FNMA) — CAS, 2018-C01 1B1 (1 mo. USD LIBOR + 3.550%)	3.639%	7/25/30	5,280,000	5,456,943	(a)(d)
Federal National Mortgage Association (FNMA) — CAS, 2019-R07 1B1 (1 mo. USD LIBOR + 3.400%)	3.489%	10/25/39	890,000	899,778	(a)(d)
GS Mortgage Securities Corp. II, 2018- SRP5 C (1 mo. USD LIBOR + 4.000%)	4.090%	9/15/31	8,081,906	2,563,508	(a)(d)
GS Mortgage Securities Corp. Trust, 2018-LUAU G (1 mo. USD LIBOR + 4.450%)	4.540%	11/15/32	2,580,000	2,587,183	(a)(d)
IMPAC Secured Assets Corp., 2006-3 A7 (1 mo. USD LIBOR + 0.540%)	0.629%	11/25/36	1,514,286	1,254,076	(d)
JPMorgan Chase Commercial Mortgage Securities Trust, 2006-LDP7 AJ	5.953%	4/17/45	5,011	4,809	(d)
JPMorgan Chase Commercial Mortgage Securities Trust, 2018-PHMZ M (1 mo. USD LIBOR + 8.358%)	8.448%	6/15/35	10,570,000	1,164,159	(a)(d)
JPMorgan Chase Commercial Mortgage Securities Trust, 2021-NYAH F (1 mo. USD LIBOR + 2.190%)	2.270%	6/15/38	860,000	860,264	(a)(d)(i)
Med Trust, 2021-MDLN E (1 mo. USD LIBOR + 3.150%)	3.250%	11/15/26	2,550,000	2,550,000	(a)(d)(i)
MHC Trust, 2021-MHC2 E (1 mo. USD LIBOR + 1.950%)	2.040%	5/15/23	3,350,000	3,299,412	(a)(d)
ML-CFC Commercial Mortgage Trust, 2007-5 AJ	5.450%	8/12/48	97,695	47,883	(d)
ML-CFC Commercial Mortgage Trust, 2007-9 AJ	6.193%	9/12/49	4,874	4,803	(d)
Morgan Stanley Capital I Trust, 2006- IQ12 AJ	5.399%	12/15/43	65,518	40,293
Morgan Stanley Capital I Trust, 2021-L7 XA, IO	1.222%	10/15/54	18,230,000	1,467,236	(d)
Residential Asset Securitization Trust, 2005-A15 1A4	5.750%	2/25/36	87,488	90,055
Residential Asset Securitization Trust, 2005-A15 2A11, IO (-1.000 x 1 mo. USD LIBOR + 5.550%)	5.461%	2/25/36	1,725,332	439,077	(d)

See Notes to Financial Statements.

38	Western Asset Macro Opportunities Fund 2021 Annual Report

Western Asset Macro Opportunities Fund

(Percentages shown based on Fund net assets)

Security	Rate	Maturity Date	Face Amount†	Value
Collateralized Mortgage Obligations (j) — continued
Sequoia Mortgage Trust, 2004-3 M1 (1 mo. USD LIBOR + 0.750%)	0.836%	5/20/34	199,511	$196,435	(d)
SFO Commercial Mortgage Trust, 2021- 555 D (1 mo. USD LIBOR + 2.400%)	2.490%	5/15/38	2,070,000	2,081,334	(a)(d)
Starwood Retail Property Trust, 2014- STAR E (1 mo. USD LIBOR + 4.400%)	4.490%	11/15/27	5,070,000	51	(a)(d)
UBS-Barclays Commercial Mortgage Trust, 2012-C2 G	5.000%	5/10/63	310,000	14,585	(a)(d)
UBS-Barclays Commercial Mortgage Trust, 2012-C2 H	5.000%	5/10/63	309,998	604	(a)(d)
WaMu Mortgage Pass-Through Certificates Trust, 2005-AR2 B1 (1 mo. USD LIBOR + 0.795%)	0.884%	1/25/45	3,363,342	2,850,157	(d)
WaMu Mortgage Pass-Through Certificates Trust, 2005-AR17 A1C3 (1 mo. USD LIBOR + 0.960%)	1.049%	12/25/45	1,567,547	1,039,103	(d)
WaMu Mortgage Pass-Through Certificates Trust, 2006-AR3 A1B (Federal Reserve U.S. 12 mo. Cumulative Avg 1 Year CMT + 1.000%)	1.087%	2/25/46	1,679,224	1,625,525	(d)
Total Collateralized Mortgage Obligations (Cost — $110,825,552)				92,548,576
Asset-Backed Securities — 4.2%
Aegis Asset Backed Securities Trust, 2003-3 M2 (1 mo. USD LIBOR + 2.475%)	2.564%	1/25/34	277,431	276,144	(d)
AGL CLO 6 Ltd., 2020-6A ER (3 mo. USD LIBOR + 6.500%)	6.632%	7/20/34	2,680,000	2,680,425	(a)(d)
Bain Capital Credit CLO Ltd., 2021-4A E (3 mo. USD LIBOR + 6.500%)	6.626%	10/20/34	1,900,000	1,899,816	(a)(d)
Bayview Financial Mortgage Pass- Through Trust, 2006-C 2A3 (1 mo. USD LIBOR + 0.435%)	0.522%	11/28/36	2,030,108	1,929,838	(d)
BlueMountain CLO XXIX Ltd., 2020-29A ER (3 mo. USD LIBOR + 6.860%)	6.992%	7/25/34	4,640,000	4,630,251	(a)(d)
Conseco Finance Corp., 1996-4 M1	7.750%	6/15/27	1,761,808	1,838,128	(d)
Dryden 95 CLO Ltd., 2021-95A SUB	0.000%	8/20/34	3,900,000	3,586,562	(a)(d)
Elmwood CLO II Ltd., 2019-2A SUB	0.000%	4/20/34	6,600,000	5,652,811	(a)(d)
Ford Credit Floorplan Master Owner Trust, 2018-4 A	4.060%	11/15/30	3,330,000	3,759,373
Goldentree Loan Management US CLO 8 Ltd., 2020-8A FR (3 mo. USD LIBOR + 8.050%)	8.182%	10/20/34	2,300,000	2,233,108	(a)(d)

See Notes to Financial Statements.

Western Asset Macro Opportunities Fund 2021 Annual Report	39

Schedule of investments (cont’d)

October 31, 2021

Western Asset Macro Opportunities Fund

(Percentages shown based on Fund net assets)

Security	Rate	Maturity Date	Face Amount†	Value
Asset-Backed Securities — continued
Hayfin US XIV Ltd., 2021-14A E (3 mo. USD LIBOR + 7.180%)	7.329%	7/20/34	5,110,000	$4,969,291	(a)(d)
ITE Rail Fund Levered LP, 2021-1A A	2.250%	2/28/51	1,653,969	1,650,585	(a)
KeyCorp Student Loan Trust, 2005-A 2C (3 mo. USD LIBOR + 1.300%)	1.432%	12/27/38	3,288,326	3,192,736	(d)
Madison Park Funding XXVI Ltd., 2017- 26A DR (3 mo. USD LIBOR + 3.000%)	3.129%	7/29/30	5,750,000	5,721,249	(a)(d)
Mercury Financial Credit Card Master Trust, 2021-1A C	4.210%	3/20/26	4,500,000	4,537,098	(a)
Mill City Solar Loan Ltd., 2019-1A A	4.340%	3/20/43	3,246,990	3,522,236	(a)
MVW LLC, 2021-1WA D	3.170%	1/22/41	1,509,768	1,501,346	(a)
Navient Private Education Refi Loan Trust, 2020-A B	3.160%	11/15/68	3,990,000	4,079,124	(a)
Popular ABS Mortgage Pass-Through Trust, 2005-2 M2	6.217%	4/25/35	4,286,206	3,641,003
RAMP Trust, 2006-RZ3 M1 (1 mo. USD LIBOR + 0.350%)	0.439%	8/25/36	1,642,230	1,630,250	(d)
RR 18 Ltd., 2021-18A D (3 mo. USD LIBOR + 6.250%)	6.334%	10/15/34	3,910,000	3,913,761	(a)(d)
SMB Private Education Loan Trust, 2021-A A2B	1.590%	1/15/53	1,790,000	1,773,196	(a)
SMB Private Education Loan Trust, 2021-A D2	3.860%	1/15/53	3,340,000	3,380,573	(a)
Total Asset-Backed Securities (Cost — $70,708,515)				71,998,904
Senior Loans — 0.9%
Communication Services — 0.3%
Diversified Telecommunication Services — 0.1%
Level 3 Financing Inc., 2027 Term Loan B (1 mo. USD LIBOR + 1.750%)	1.837%	3/1/27	843,320	833,229	(d)(k)(l)
Media — 0.2%
Charter Communications Operating LLC, Term Loan B1 (1 mo. USD LIBOR + 1.750%)	1.840%	4/30/25	1,367,760	1,367,418	(d)(k)(l)
Entercom Media Corp., Term Loan B2 (1 mo. USD LIBOR + 2.500%)	2.587%	11/18/24	61,162	60,846	(d)(k)(l)
Numericable U.S. LLC, USD Term Loan B12 (3 mo. USD LIBOR + 3.688%)	3.811%	1/31/26	812,091	804,681	(d)(k)(l)

See Notes to Financial Statements.

40	Western Asset Macro Opportunities Fund 2021 Annual Report

Western Asset Macro Opportunities Fund

(Percentages shown based on Fund net assets)

Security	Rate	Maturity Date	Face Amount†	Value
Media — continued
Univision Communications Inc., 2021 Replacement Term Loan (the greater of 1 mo. USD LIBOR or 0.750% + 3.250%)	4.000%	3/15/26	1,368,963	$1,370,675	(d)(k)(l)
Virgin Media Bristol LLC, Term Loan Facility N (1 mo. USD LIBOR + 2.500%)	2.590%	1/31/28	360,000	356,625	(d)(k)(l)
Total Media				3,960,245
Total Communication Services				4,793,474
Consumer Discretionary — 0.4%
Diversified Consumer Services — 0.1%
Prime Security Services Borrower LLC, 2021 Refinancing Term Loan B1 (the greater of 1 mo. USD LIBOR or 0.750% + 2.750%)	3.500%	9/23/26	853,908	853,472	(d)(k)(l)
Hotels, Restaurants & Leisure — 0.3%
1011778 BC Unlimited Liability Co., Term Loan B4 (1 mo. USD LIBOR + 1.750%)	1.837%	11/19/26	1,008,773	991,118	(d)(k)(l)
Alterra Mountain Co., 2028 Term Loan B (the greater of 1 mo. USD LIBOR or 0.500% + 3.500%)	4.000%	7/21/28	283,392	283,286	(d)(k)(l)
Aramark Services Inc., Term Loan B3 (1 mo. USD LIBOR + 1.750%)	1.837%	3/11/25	1,012,461	990,223	(d)(k)(l)
Caesars Resort Collection LLC, Term Loan B (1 mo. USD LIBOR + 2.750%)	2.837%	12/23/24	1,174,497	1,170,257	(d)(k)(l)
Golden Nugget Inc., First Initial Term Loan (the greater of 3 mo. USD LIBOR or 0.750% + 2.500%)	3.250%	10/4/23	165,320	164,708	(d)(k)(l)
Hilton Worldwide Finance LLC, Refinance Term Loan B2 (1 mo. USD LIBOR + 1.750%)	1.839%	6/22/26	399,506	396,845	(d)(k)(l)
Scientific Games International Inc., Initial Term Loan B5 (1 mo. USD LIBOR + 2.750%)	2.837%	8/14/24	1,077,064	1,074,064	(d)(k)(l)
Total Hotels, Restaurants & Leisure				5,070,501
Total Consumer Discretionary				5,923,973
Financials — 0.1%
Capital Markets — 0.0%††
Edelman Financial Engines Center LLC, 2021 Refinancing Term Loan (the greater of 1 mo. USD LIBOR or 0.750% + 3.500%)	4.250%	4/7/28	312,305	312,580	(d)(k)(l)

See Notes to Financial Statements.

Western Asset Macro Opportunities Fund 2021 Annual Report	41

Schedule of investments (cont’d)

October 31, 2021

Western Asset Macro Opportunities Fund

(Percentages shown based on Fund net assets)

Security	Rate	Maturity Date	Face Amount†	Value
Diversified Financial Services — 0.0%††
Jane Street Group LLC, Dollar Term Loan (1 mo. USD LIBOR + 2.750%)	2.837%	1/26/28	331,557	$328,502	(d)(k)(l)
VFH Parent LLC, Initial Term Loan (1 mo. USD LIBOR + 3.000%)	3.089%	3/1/26	98,754	98,669	(d)(k)(l)
Total Diversified Financial Services				427,171
Insurance — 0.1%
Asurion LLC, New Term Loan B7 (1 mo. USD LIBOR + 3.000%)	3.087%	11/3/24	555,642	552,169	(d)(k)(l)
Total Financials				1,291,920
Health Care — 0.1%
Health Care Providers & Services — 0.0%††
LifePoint Health Inc., First Lien Term Loan B (1 mo. USD LIBOR + 3.750%)	3.837%	11/17/25	791,578	790,628	(d)(k)(l)
Phoenix Guarantor Inc., Term Loan B1 (1 mo. USD LIBOR + 3.250%)	3.338%	3/5/26	273,724	272,334	(d)(k)(l)
Total Health Care Providers & Services				1,062,962
Health Care Technology — 0.1%
AthenaHealth Inc., Additional Term Loan B1 (3 mo. USD LIBOR + 4.250%)	4.377%	2/11/26	234,621	235,647	(d)(k)(l)
Change Healthcare Holdings LLC, Closing Date Term Loan	3.500%	3/1/24	940,294	940,454	(d)(k)(l)
Total Health Care Technology				1,176,101
Pharmaceuticals — 0.0%††
Bausch Health Cos. Inc., Initial Term Loan (1 mo. USD LIBOR + 3.000%)	3.084%	6/2/25	213,839	213,595	(d)(k)(l)
Total Health Care				2,452,658
Information Technology — 0.0%††
Technology Hardware, Storage & Peripherals — 0.0%††
Dell International LLC, Refinancing Term Loan B2 (the greater of 1 mo. USD LIBOR or 0.250% + 1.750%)	2.000%	9/19/25	491,241	491,443	(d)(k)(l)
Materials — 0.0%††
Containers & Packaging — 0.0%††
Berry Global Inc., Term Loan Z (1 mo. USD LIBOR + 1.750%)	1.836%	7/1/26	271,961	270,551	(d)(k)(l)
Reynolds Consumer Products LLC, Initial Term Loan (1 mo. USD LIBOR + 1.750%)	1.837%	2/4/27	232,491	231,765	(d)(k)(l)
Total Materials				502,316
Total Senior Loans (Cost — $15,551,094)				15,455,784

See Notes to Financial Statements.

42	Western Asset Macro Opportunities Fund 2021 Annual Report

Western Asset Macro Opportunities Fund

(Percentages shown based on Fund net assets)

Security		Expiration Date	Contracts	Notional Amount†	Value
Purchased Options — 0.5%
Exchange-Traded Purchased Options — 0.2%
Australian Dollar Futures, Put @ $73.00		11/5/21	94	94,000	$1,880
Canadian Dollar Futures, Call @ $80.00		11/5/21	31	31,000	27,280
Canadian Dollar Futures, Call @ $81.00		12/3/21	45	45,000	24,750
Euro Futures, Call @ $1.18		11/5/21	32	4,000,000	400
Euro Futures, Put @ $1.16		11/5/21	32	4,000,000	12,000
Euro Futures, Put @ $1.17		11/5/21	57	7,125,000	65,550
Japanese Yen Futures, Call @ $88.50		11/5/21	69	86,250	8,625
Japanese Yen Futures, Call @ $89.50		11/5/21	64	80,000	1,200
Japanese Yen Futures, Call @ $90.00		11/5/21	64	80,000	400
Japanese Yen Futures, Call @ $88.00		12/3/21	89	111,250	68,975
U.S. Treasury 10-Year Notes Futures, Call @ $130.50		11/26/21	567	567,000	451,828
U.S. Treasury 10-Year Notes Futures, Put @ $131.00		11/26/21	125	125,000	103,516
U.S. Treasury Long-Term Bonds Futures, Call @ $158.50		11/5/21	63	63,000	166,359
U.S. Treasury Long-Term Bonds Futures, Call @ $158.00		11/26/21	126	126,000	441,000
U.S. Treasury Long-Term Bonds Futures, Call @ $158.50		11/26/21	126	126,000	393,750
U.S. Treasury Long-Term Bonds Futures, Call @ $159.00		11/26/21	471	471,000	1,302,610
Total Exchange-Traded Purchased Options (Cost — $2,090,236)					3,070,123

	Counterparty
OTC Purchased Options — 0.3%
U.S. Dollar/Australian Dollar, Put @ $0.74	Goldman Sachs Group Inc.	11/22/21	12,390,000	12,390,000	237,927
U.S. Dollar/Brazilian Real, Put @ 5.25BRL	BNP Paribas SA	11/23/21	16,790,000	16,790,000	16,847
U.S. Dollar/Canadian Dollar, Put @ 1.24CAD	BNP Paribas SA	11/22/21	12,130,000	12,130,000	71,536
U.S. Dollar/Canadian Dollar, Put @ 1.25CAD	BNP Paribas SA	11/22/21	12,140,000	12,140,000	147,395
U.S. Dollar/Japanese Yen, Put @ 107.80JPY	Morgan Stanley & Co. Inc.	11/10/21	34,563,000	34,563,000	212

See Notes to Financial Statements.

Western Asset Macro Opportunities Fund 2021 Annual Report	43

Schedule of investments (cont’d)

October 31, 2021

Western Asset Macro Opportunities Fund

(Percentages shown based on Fund net assets)

Security	Counterparty	Expiration Date	Contracts	Notional Amount†	Value
OTC Purchased Options — continued
U.S. Dollar/Japanese Yen, Put @ 112.20JPY	JPMorgan Chase & Co.	1/26/22	36,140,000	36,140,000	$255,801
U.S. Dollar/Mexican Peso, Put @ 20.24MXN	Morgan Stanley & Co. Inc.	11/18/21	17,020,000	17,020,000	35,557
U.S. Dollar/Mexican Peso, Put @ 20.42MXN	Morgan Stanley & Co. Inc.	11/23/21	16,460,000	16,460,000	80,909
U.S. Dollar/Mexican Peso, Put @ 20.10MXN	JPMorgan Chase & Co.	12/3/21	17,785,000	17,785,000	33,978
U.S. Dollar/Mexican Peso, Put @ 20.00MXN	Citibank N.A.	12/23/21	17,960,000	17,960,000	43,744
U.S. Dollar/Mexican Peso, Put @ 20.50MXN	Morgan Stanley & Co. Inc.	1/5/22	16,440,000	16,440,000	166,253
U.S. Dollar/Mexican Peso, Put @ 20.40MXN	Morgan Stanley & Co. Inc.	1/11/22	16,440,000	16,440,000	139,999
U.S. Dollar/Mexican Peso, Put @ 20.58MXN	Morgan Stanley & Co. Inc.	1/12/22	17,460,000	17,460,000	211,816
U.S. Dollar/New Zealand Dollar, Put @ $0.71	Goldman Sachs Group Inc.	11/22/21	12,320,000	12,320,000	179,223
U.S. Dollar/Russian Ruble, Put @ 74.91RUB	JPMorgan Chase & Co.	11/18/21	18,690,000	18,690,000	993,928
U.S. Dollar/Russian Ruble, Put @ 73.40RUB	Morgan Stanley & Co. Inc.	11/30/21	17,764,000	17,764,000	581,034
U.S. Dollar/Russian Ruble, Put @ 74.00RUB	Goldman Sachs Group Inc.	12/17/21	17,490,000	17,490,000	674,254
U.S. Dollar/Russian Ruble, Put @ 72.63RUB	Citibank N.A.	12/23/21	17,960,000	17,960,000	420,589
U.S. Dollar/Russian Ruble, Put @ 72.69RUB	Goldman Sachs Group Inc.	1/11/22	17,440,000	17,440,000	426,441
U.S. Dollar/Russian Ruble, Put @ 71.00RUB	Goldman Sachs Group Inc.	1/12/22	18,720,000	18,720,000	219,928

See Notes to Financial Statements.

44	Western Asset Macro Opportunities Fund 2021 Annual Report

Western Asset Macro Opportunities Fund

(Percentages shown based on Fund net assets)

Security	Counterparty	Expiration Date	Contracts	Notional Amount†	Value
OTC Purchased Options — continued
U.S. Dollar/Russian Ruble, Put @ 71.58RUB	Goldman Sachs Group Inc.	1/12/22	18,510,000	18,510,000	$286,289
U.S. Dollar/Russian Ruble, Put @ 74.70RUB	Goldman Sachs Group Inc.	1/13/22	16,900,000	16,900,000	764,657
Total OTC Purchased Options (Cost — $5,329,729)					5,988,317
Total Purchased Options (Cost — $7,419,965)					9,058,440

		Rate	Maturity Date	Face Amount†
Municipal Bonds — 0.3%
California — 0.0%††
Morongo Band of Mission Indians, CA, Revenue, Tribal Economic Development, Series A		7.000%	10/1/39	360,000	474,267	(a)
Regents of the University of California, CA, Medical Center Pooled Revenue, Taxable Bonds, Series N		3.706%	5/15/2120	205,000	228,331
Total California					702,598
Illinois — 0.2%
State of Illinois, GO		5.100%	6/1/33	2,925,000	3,413,264
Michigan — 0.1%
Detroit, MI, GO, Financial Recovery, Series B1, Step bond (4.000% to 4/1/34 then 6.000%)		4.000%	4/1/44	820,000	784,306
Total Municipal Bonds (Cost — $4,096,089)					4,900,168

				Shares
Common Stocks — 0.2%
Energy — 0.1%
Oil, Gas & Consumable Fuels — 0.1%
Berry Corp.				40,182	386,149
Financials — 0.1%
Capital Markets — 0.1%
EG Acquisition Corp., Class A Shares				210,820	2,038,630	*
Total Common Stocks (Cost — $2,473,128)					2,424,779

See Notes to Financial Statements.

Western Asset Macro Opportunities Fund 2021 Annual Report	45

Schedule of investments (cont’d)

October 31, 2021

Western Asset Macro Opportunities Fund

(Percentages shown based on Fund net assets)

Security		Expiration Date	Warrants		Value
Warrants — 0.0%††
EG Acquisition Corp., Class A Shares (Cost — $67,285)		5/28/28	70,273		44,272	*
Total Investments before Short-Term Investments (Cost — $1,569,387,365)					1,587,375,601

	Rate	Maturity Date	Face Amount†
Short-Term Investments — 0.5%
Sovereign Bonds — 0.0%††
Egypt Treasury Bills (Cost — $879,423)	12.007%	4/12/22	14,550,000	EGP	$880,430	(m)

			Shares
Money Market Funds — 0.5%
Western Asset Premier Institutional Government Reserves, Premium Shares (Cost — $7,773,557)	0.010%		7,773,557		7,773,557	(n)
Total Short-Term Investments (Cost — $8,652,980)					8,653,987
Total Investments — 93.4% (Cost — $1,578,040,345)					1,596,029,588
Other Assets in Excess of Liabilities — 6.6%					113,563,887
Total Net Assets — 100.0%					$1,709,593,475

See Notes to Financial Statements.

46	Western Asset Macro Opportunities Fund 2021 Annual Report

Western Asset Macro Opportunities Fund

†	Face amount/notional amount denominated in U.S. dollars, unless otherwise noted.

††	Represents less than 0.1%.

*	Non-income producing security.

(a)

Security is exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions that are exempt from registration, normally to qualified institutional buyers. This security has been deemed liquid pursuant to guidelines approved by the Board of Directors.

(b)	All or a portion of this security is held at the broker as collateral for open centrally cleared swap contracts.

(c)	Security has no maturity date. The date shown represents the next call date.

(d)

Variable rate security. Interest rate disclosed is as of the most recent information available. Certain variable rate securities are not based on a published reference rate and spread but are determined by the issuer or agent and are based on current market conditions. These securities do not indicate a reference rate and spread in their description above.

(e)

Security is exempt from registration under Regulation S of the Securities Act of 1933. Regulation S applies to securities offerings that are made outside of the United States and do not involve direct selling efforts in the United States. This security has been deemed liquid pursuant to guidelines approved by the Board of Directors.

(f)	Security is valued in good faith in accordance with procedures approved by the Board of Directors (Note 1).

(g)	Security is valued using significant unobservable inputs (Note 1).

(h)	Payment-in-kind security for which the issuer has the option at each interest payment date of making interest payments in cash or additional securities.
(i)	Securities traded on a when-issued or delayed delivery basis.

(j)

Collateralized mortgage obligations are secured by an underlying pool of mortgages or mortgage pass-through certificates that are structured to direct payments on underlying collateral to different series or classes of the obligations. The interest rate may change positively or inversely in relation to one or more interest rates, financial indices or other financial indicators and may be subject to an upper and/or lower limit.

(k)	Interest rates disclosed represent the effective rates on senior loans. Ranges in interest rates are attributable to multiple contracts under the same loan.

(l)	Senior loans may be considered restricted in that the Fund ordinarily is contractually obligated to receive approval from the agent bank and/or borrower prior to the disposition of a senior loan.

(m)	Rate shown represents yield-to-maturity.

(n)

In this instance, as defined in the Investment Company Act of 1940, an “Affiliated Company” represents Fund ownership of at least 5% of the outstanding voting securities of an issuer, or a company which is under common ownership or control with the Fund. At October 31, 2021, the total market value of investments in Affiliated Companies was $7,773,557 and the cost was $7,773,557 (Note 8).

See Notes to Financial Statements.

Western Asset Macro Opportunities Fund 2021 Annual Report	47

Schedule of investments (cont’d)

October 31, 2021

Western Asset Macro Opportunities Fund

Abbreviation(s) used in this schedule:

AUD	— Australian Dollar

BRL	— Brazilian Real

CAD	— Canadian Dollar

CAS	— Connecticut Avenue Securities

CLO	— Collateralized Loan Obligation

CMT	— Constant Maturity Treasury

CNY	— Chinese Yuan Renminbi

EGP	— Egyptian Pound

EUR	— Euro

GBP	— British Pound

GO	— General Obligation

GTD	— Guaranteed

ICE	— Intercontinental Exchange

IDR	— Indonesian Rupiah

IO	— Interest Only

JPY	— Japanese Yen

LIBOR	— London Interbank Offered Rate

MXN	— Mexican Peso

OFZ	— Obligatsyi Federal’novo Zaima (Russian Federal Loan Obligation)

PIK	— Payment-In-Kind

REMIC	— Real Estate Mortgage Investment Conduit

RUB	— Russian Ruble

SOFR	— Secured Overnight Financing Rate

USD	— United States Dollar

Schedule of Written Options
Exchange-Traded Written Options

Security	Expiration Date	Strike Price	Contracts	Notional Amount†	Value
Australian Dollar Futures, Call	11/5/21	$72.50	19	19,000	$(52,820)
Australian Dollar Futures, Call	11/5/21	73.00	95	95,000	(217,550)
Australian Dollar Futures, Call	11/5/21	73.50	32	32,000	(57,920)
Australian Dollar Futures, Call	11/5/21	74.00	128	128,000	(172,800)
Australian Dollar Futures, Call	12/3/21	75.50	128	128,000	(96,000)
Australian Dollar Futures, Put	12/3/21	74.00	62	62,000	(24,800)
Australian Dollar Futures, Put	12/3/21	74.50	128	128,000	(70,400)
Canadian Dollar Futures, Call	11/5/21	79.50	96	96,000	(128,640)
Canadian Dollar Futures, Call	11/5/21	80.50	126	126,000	(63,000)
Canadian Dollar Futures, Put	11/5/21	77.50	64	64,000	(320)
Euro Futures, Call	11/5/21	1.19	48	6,000,000	(300)
Euro Futures, Call	11/5/21	1.19	64	8,000,000	(400)
Euro Futures, Call	12/3/21	1.17	64	8,000,000	(21,600)

See Notes to Financial Statements.

48	Western Asset Macro Opportunities Fund 2021 Annual Report

Western Asset Macro Opportunities Fund

Schedule of Written Options (cont’d)
Security	Expiration Date	Strike Price		Contracts	Notional Amount†	Value
Euro Futures, Call	12/3/21	$1.17		128	16,000,000	$(64,000)
Euro Futures, Put	12/3/21	1.16		62	7,750,000	(70,525)
Euro-Bund Futures, Call	11/26/21	169.00	EUR	190	19,000,000	(133,980)
Euro-Bund Futures, Call	11/26/21	169.50	EUR	189	18,900,000	(96,133)
Euro-Bund Futures, Call	11/26/21	170.00	EUR	378	37,800,000	(139,830)
Euro-Bund Futures, Call	11/26/21	170.50	EUR	444	44,400,000	(112,918)
Euro-Bund Futures, Call	11/26/21	171.00	EUR	62	6,200,000	(10,751)
Euro-Bund Futures, Put	11/26/21	168.00	EUR	252	25,200,000	(273,833)
Euro-Bund Futures, Put	11/26/21	168.50	EUR	190	19,000,000	(261,372)
Euro-Bund Futures, Put	11/26/21	169.00	EUR	320	32,000,000	(551,181)
Eurodollar 2-Year Midcurve Futures, Call	12/10/21	98.75		309	772,500	(42,488)
Eurodollar 2-Year Midcurve Futures, Call	12/10/21	99.13		462	1,155,000	(8,663)
Eurodollar 2-Year Midcurve Futures, Call	12/10/21	99.25		965	2,412,500	(6,031)
Eurodollar 2-Year Midcurve Futures, Put	12/10/21	98.50		157	392,500	(54,950)
Eurodollar 2-Year Midcurve Futures, Put	12/10/21	98.75		2,652	6,630,000	(1,889,550)
Japanese Yen Futures, Call	11/5/21	90.50		62	77,500	(388)
U.S. Treasury 5-Year Notes Futures, Call	11/26/21	121.50		158	158,000	(93,813)
U.S. Treasury 5-Year Notes Futures, Call	11/26/21	121.75		317	317,000	(141,164)
U.S. Treasury 5-Year Notes Futures, Call	11/26/21	122.00		1,295	1,295,000	(404,687)
U.S. Treasury 5-Year Notes Futures, Call	11/26/21	122.25		315	315,000	(66,445)
U.S. Treasury 5-Year Notes Futures, Call	11/26/21	122.50		1,218	1,218,000	(152,250)
U.S. Treasury 5-Year Notes Futures, Call	11/26/21	122.75		1,564	1,564,000	(122,187)
U.S. Treasury 5-Year Notes Futures, Call	11/26/21	123.00		2,619	2,619,000	(122,766)
U.S. Treasury 5-Year Notes Futures, Call	11/26/21	123.25		478	478,000	(11,203)
U.S. Treasury 5-Year Notes Futures, Put	11/26/21	121.00		378	378,000	(76,781)
U.S. Treasury 5-Year Notes Futures, Put	11/26/21	121.25		378	378,000	(100,406)
U.S. Treasury 5-Year Notes Futures, Put	11/26/21	121.50		1,199	1,199,000	(412,156)
U.S. Treasury 5-Year Notes Futures, Put	11/26/21	123.50		318	318,000	(561,469)
U.S. Treasury 10-Year Notes Futures, Call	11/5/21	130.75		157	157,000	(66,234)
U.S. Treasury 10-Year Notes Futures, Call	11/5/21	131.00		252	252,000	(74,813)
U.S. Treasury 10-Year Notes Futures, Call	11/5/21	131.50		33	33,000	(4,125)
U.S. Treasury 10-Year Notes Futures, Call	11/26/21	130.75		95	95,000	(62,344)
U.S. Treasury 10-Year Notes Futures, Call	11/26/21	131.00		126	126,000	(66,938)
U.S. Treasury 10-Year Notes Futures, Call	11/26/21	131.25		95	95,000	(40,078)
U.S. Treasury 10-Year Notes Futures, Call	11/26/21	131.50		633	633,000	(207,703)
U.S. Treasury 10-Year Notes Futures, Call	11/26/21	132.00		1,061	1,061,000	(198,937)
U.S. Treasury 10-Year Notes Futures, Call	11/26/21	132.50		989	989,000	(92,719)
U.S. Treasury 10-Year Notes Futures, Call	11/26/21	133.00		3,169	3,169,000	(198,062)
U.S. Treasury 10-Year Notes Futures, Call	11/26/21	133.50		279	279,000	(8,719)

See Notes to Financial Statements.

Western Asset Macro Opportunities Fund 2021 Annual Report	49

Schedule of investments (cont’d)

October 31, 2021

Western Asset Macro Opportunities Fund

Schedule of Written Options (cont’d)
Security		Expiration Date	Strike Price		Contracts	Notional Amount†	Value
U.S. Treasury 10-Year Notes Futures, Call		11/26/21	$134.00		636	636,000	$(19,875)
U.S. Treasury 10-Year Notes Futures, Call		11/26/21	134.50		192	192,000	(3,000)
U.S. Treasury 10-Year Notes Futures, Call		12/23/21	131.00		695	695,000	(314,922)
U.S. Treasury 10-Year Notes Futures, Call		12/23/21	131.50		1,569	1,569,000	(490,312)
U.S. Treasury 10-Year Notes Futures, Call		12/23/21	132.00		631	631,000	(128,172)
U.S. Treasury 10-Year Notes Futures, Call		12/23/21	132.50		78	78,000	(9,750)
U.S. Treasury 10-Year Notes Futures, Put		11/26/21	130.00		126	126,000	(51,188)
U.S. Treasury 10-Year Notes Futures, Put		11/26/21	130.50		62	62,000	(36,813)
U.S. Treasury 10-Year Notes Futures, Put		11/26/21	132.50		127	127,000	(240,109)
U.S. Treasury Long-Term Bonds Futures, Call		11/5/21	161.50		95	95,000	(71,250)
U.S. Treasury Long-Term Bonds Futures, Call		11/26/21	161.00		222	222,000	(343,406)
U.S. Treasury Long-Term Bonds Futures, Call		11/26/21	162.00		1,260	1,260,000	(1,378,125)
U.S. Treasury Long-Term Bonds Futures, Call		11/26/21	163.00		1,259	1,259,000	(904,906)
U.S. Treasury Long-Term Bonds Futures, Call		11/26/21	164.00		1,387	1,387,000	(650,156)
U.S. Treasury Long-Term Bonds Futures, Call		11/26/21	166.00		96	96,000	(18,000)
U.S. Treasury Long-Term Bonds Futures, Call		12/23/21	163.00		379	379,000	(296,094)
U.S. Treasury Long-Term Bonds Futures, Put		11/26/21	159.00		64	64,000	(59,000)
U.S. Treasury Long-Term Bonds Futures, Put		11/26/21	162.00		446	446,000	(1,003,500)
U.S. Treasury Long-Term Bonds Futures, Put		12/23/21	157.00		190	190,000	(255,312)
Total Exchange-Traded Written Options (Premiums received — $15,527,056)							$(14,183,032)
OTC Written Options
	Counterparty
U.S. Dollar/Australian Dollar, Put	Goldman Sachs Group Inc.	11/22/21	$0.76		12,390,000	12,390,000	$(95,170)
U.S. Dollar/Brazilian Real, Put	BNP Paribas SA	11/23/21	5.07	BRL	33,580,000	33,580,000	(5,538)
U.S. Dollar/Brazilian Real, Put	Goldman Sachs Group Inc.	12/7/21	5.15	BRL	17,757,000	17,757,000	(16,662)
U.S. Dollar/Canadian Dollar, Put	BNP Paribas SA	11/22/21	1.22	CAD	12,130,000	12,130,000	(19,124)

See Notes to Financial Statements.

50	Western Asset Macro Opportunities Fund 2021 Annual Report

Western Asset Macro Opportunities Fund

Schedule of Written Options (cont’d)
Security	Counterparty	Expiration Date	Strike Price		Contracts	Notional Amount†	Value
U.S. Dollar/Canadian Dollar, Put	BNP Paribas SA	11/22/21	1.23	CAD	12,140,000	12,140,000	$(48,244)
U.S. Dollar/Mexican Peso, Put	Morgan Stanley & Co. Inc.	11/23/21	20.00	MXN	32,920,000	32,920,000	(28,537)
U.S. Dollar/Mexican Peso, Put	JPMorgan Chase & Co.	12/3/21	19.70	MXN	35,570,000	35,570,000	(13,781)
U.S. Dollar/Mexican Peso, Put	Morgan Stanley & Co. Inc.	1/5/22	20.10	MXN	32,880,000	32,880,000	(134,842)
U.S. Dollar/New Zealand Dollar, Put	Goldman Sachs Group Inc.	11/22/21	$0.73		12,320,000	12,320,000	(38,417)
U.S. Dollar/Norwegian Krone, Put	Morgan Stanley & Co. Inc.	11/23/21	8.70	NOK	17,960,000	17,960,000	(582,354)
U.S. Dollar/Russian Ruble, Call	Goldman Sachs Group Inc.	1/12/22	77.00	RUB	18,720,000	18,720,000	(78,545)
U.S. Dollar/Russian Ruble, Put	Citibank N.A.	12/17/21	71.51	RUB	17,960,000	17,960,000	(250,659)
U.S. Dollar/Russian Ruble, Put	Goldman Sachs Group Inc.	12/17/21	72.50	RUB	34,980,000	34,980,000	(785,264)
U.S. Dollar/Russian Ruble, Put	Goldman Sachs Group Inc.	1/12/22	71.50	RUB	17,320,000	17,320,000	(258,836)
U.S. Dollar/Russian Ruble, Put	Goldman Sachs Group Inc.	1/12/22	71.86	RUB	18,510,000	18,510,000	(324,174)
U.S. Dollar/Russian Ruble, Put	Morgan Stanley & Co. Inc.	1/26/22	71.00	RUB	17,640,000	17,640,000	(220,608)
Total OTC Written Options (Premiums received — $3,292,836)							$(2,900,755)
Total Written Options (Premiums received — $18,819,892)							$(17,083,787)

†	Notional amount denominated in U.S. dollars, unless otherwise noted.

Abbreviation(s) used in this schedule:

BRL	— Brazilian Real

CAD	— Canadian Dollar

EUR	— Euro

MXN	— Mexican Peso

NOK	— Norwegian Krone

RUB	— Russian Ruble

See Notes to Financial Statements.

Western Asset Macro Opportunities Fund 2021 Annual Report	51

Schedule of investments (cont’d)

October 31, 2021

Western Asset Macro Opportunities Fund

At October 31, 2021, the Fund had the following open futures contracts:

	Number of Contracts	Expiration Date	Notional Amount	Market Value	Unrealized Appreciation (Depreciation)
Contracts to Buy:
90-Day Eurodollar	1,765	12/22	$438,400,744	$437,411,125	$(989,619)
90-Day Eurodollar	677	6/23	167,965,384	167,159,762	(805,622)
90-Day Eurodollar	1,826	9/23	452,166,260	450,040,525	(2,125,735)
90-Day Eurodollar	17,256	12/23	4,266,115,872	4,250,152,800	(15,963,072)
90-Day Sterling	628	12/21	106,861,359	106,926,248	64,889
Australian Dollar	375	12/21	27,622,648	28,224,375	601,727
British Pound	58	12/21	4,995,047	4,962,263	(32,784)
Canadian Dollar	306	12/21	24,463,045	24,726,330	263,285
Japanese Yen	974	12/21	110,748,367	106,896,500	(3,851,867)
Mexican Peso	2,833	12/21	69,629,035	68,374,455	(1,254,580)
Russian Ruble	243	12/21	8,503,732	8,498,925	(4,807)
U.S. Treasury 2-Year Notes	194	12/21	42,717,679	42,534,500	(183,179)
U.S. Treasury 5-Year Notes	21,513	12/21	2,641,827,646	2,619,207,750	(22,619,896)
U.S. Treasury Long- Term Bonds	9,708	12/21	1,575,195,817	1,561,471,125	(13,724,692)
U.S. Treasury Ultra Long-Term Bonds	386	12/21	75,012,949	75,812,813	799,864
					(59,826,088)
Contracts to Sell:
90-Day Eurodollar	2,571	3/22	641,753,676	641,078,850	674,826
90-Day Eurodollar	1,160	12/21	289,308,094	289,405,500	(97,406)
Australian 10-Year Bonds	304	12/21	32,921,301	30,838,353	2,082,948
Euro	183	12/21	27,041,665	26,462,944	578,721
Euro-BTP	302	12/21	53,653,194	51,759,345	1,893,849
Euro-Bund	3,543	12/21	704,333,585	688,570,429	15,763,156
Euro-Buxl	124	12/21	29,864,232	29,956,029	(91,797)
U.S. Treasury 10-Year Notes	8,916	12/21	1,178,778,143	1,165,349,107	13,429,036
U.S. Treasury Ultra 10-Year Notes	428	12/21	63,404,152	62,073,375	1,330,777
United Kingdom Long Gilt Bonds	852	12/21	150,273,543	145,657,295	4,616,248
					40,180,358
Net unrealized depreciation on open futures contracts					$(19,645,730)

See Notes to Financial Statements.

52	Western Asset Macro Opportunities Fund 2021 Annual Report

Western Asset Macro Opportunities Fund

Abbreviation(s) used in this table:

BTP	— Buoni del Tesoro Poliennali (Italian Treasury Bonds)

At October 31, 2021, the Fund had the following open forward foreign currency contracts:

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
USD	10,947,000	RUB	820,039,770	JPMorgan Chase & Co.	11/19/21	$(573,527)
USD	9,833,778	MXN	199,050,413	Morgan Stanley & Co. Inc.	11/22/21	200,496
BRL	6,887,643	USD	1,291,538	BNP Paribas SA	11/26/21	(77,752)
MXN	55,012,700	USD	2,684,201	Morgan Stanley & Co. Inc.	11/26/21	(23,401)
USD	7,778,000	RUB	579,616,560	Morgan Stanley & Co. Inc.	12/1/21	(345,220)
CAD	17,300,000	USD	13,622,047	Goldman Sachs Group Inc.	12/15/21	357,916
USD	7,211,600	RUB	533,361,643	Citibank N.A.	12/24/21	(217,206)
USD	7,266,890	MXN	147,922,633	Citibank N.A.	12/27/21	147,560
MXN	32,659,299	USD	1,568,123	Morgan Stanley & Co. Inc.	1/7/22	896
USD	7,110,154	RUB	526,791,298	Goldman Sachs Group Inc.	1/12/22	(201,144)
USD	7,271,786	RUB	530,418,594	Goldman Sachs Group Inc.	1/13/22	(88,696)
USD	7,688,571	RUB	562,419,000	Goldman Sachs Group Inc.	1/13/22	(115,972)
USD	6,702,462	MXN	139,659,191	Morgan Stanley & Co. Inc.	1/13/22	(423)
USD	7,071,300	MXN	148,617,512	Morgan Stanley & Co. Inc.	1/14/22	(60,362)
BRL	32,455,594	USD	5,690,031	BNP Paribas SA	1/18/22	(42,435)
COP	59,004,193,000	USD	15,469,003	BNP Paribas SA	1/18/22	111,534
EUR	27,125,428	USD	31,407,027	BNP Paribas SA	1/18/22	15,604
INR	1,299,386,000	USD	17,032,193	BNP Paribas SA	1/18/22	155,993
NOK	276,000	USD	33,046	BNP Paribas SA	1/18/22	(402)
NOK	8,738,554	USD	995,824	BNP Paribas SA	1/18/22	37,745
USD	1,146,268	AUD	1,529,000	BNP Paribas SA	1/18/22	(4,197)
USD	16,975,891	IDR	243,858,670,000	BNP Paribas SA	1/18/22	(102,378)
AUD	300,000	USD	225,349	Citibank N.A.	1/18/22	380
BRL	54,951,000	USD	9,636,638	Citibank N.A.	1/18/22	(74,618)
CAD	22,920,000	USD	18,247,681	Citibank N.A.	1/18/22	274,422
CNY	223,710,557	USD	34,258,891	Citibank N.A.	1/18/22	449,209

See Notes to Financial Statements.

Western Asset Macro Opportunities Fund 2021 Annual Report	53

Schedule of investments (cont’d)

October 31, 2021

Western Asset Macro Opportunities Fund

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
EUR	2,500,000	USD	2,919,265	Citibank N.A.	1/18/22	$(23,216)
EUR	3,100,000	USD	3,613,453	Citibank N.A.	1/18/22	(22,352)
EUR	5,500,000	USD	6,379,884	Citibank N.A.	1/18/22	(8,576)
GBP	2,200,000	USD	2,999,913	Citibank N.A.	1/18/22	11,689
INR	1,440,091,022	USD	19,173,093	Citibank N.A.	1/18/22	(123,671)
USD	323,050	CAD	400,000	Citibank N.A.	1/18/22	(198)
USD	192,801	CNY	1,255,000	Citibank N.A.	1/18/22	(1,909)
USD	19,511,327	CNY	126,609,000	Citibank N.A.	1/18/22	(131,724)
USD	7,327,221	EUR	6,300,000	Citibank N.A.	1/18/22	29,177
USD	11,234,200	EUR	9,700,000	Citibank N.A.	1/18/22	(2,471)
USD	71,010,614	IDR	1,025,194,434,100	Citibank N.A.	1/18/22	(787,309)
USD	1,192,358	TWD	33,076,000	Citibank N.A.	1/18/22	2,527
USD	26,889,460	TWD	743,386,000	Citibank N.A.	1/18/22	147,916
GBP	371,000	USD	511,075	Goldman Sachs Group Inc.	1/18/22	(3,210)
MXN	13,614,000	USD	666,589	Goldman Sachs Group Inc.	1/18/22	(13,728)
NZD	781,000	USD	557,910	Goldman Sachs Group Inc.	1/18/22	954
RUB	157,481,632	USD	2,130,015	Goldman Sachs Group Inc.	1/18/22	53,597
RUB	247,169,000	USD	3,459,256	Goldman Sachs Group Inc.	1/18/22	(32,054)
RUB	309,490,000	USD	4,174,822	Goldman Sachs Group Inc.	1/18/22	116,512
RUB	632,551,500	USD	8,552,096	Goldman Sachs Group Inc.	1/18/22	218,752
USD	1,058,481	EUR	907,000	Goldman Sachs Group Inc.	1/18/22	7,794
USD	4,415,044	EUR	3,800,000	Goldman Sachs Group Inc.	1/18/22	13,049
USD	1,785,530	GBP	1,300,000	Goldman Sachs Group Inc.	1/18/22	5,947
USD	7,206,755	GBP	5,281,059	Goldman Sachs Group Inc.	1/18/22	(22,539)
USD	34,107,967	MXN	718,000,000	Goldman Sachs Group Inc.	1/18/22	(323,809)
USD	323,490	RUB	23,684,000	Goldman Sachs Group Inc.	1/18/22	(4,908)

See Notes to Financial Statements.

54	Western Asset Macro Opportunities Fund 2021 Annual Report

Western Asset Macro Opportunities Fund

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
USD	2,538,617	RUB	182,390,000	Goldman Sachs Group Inc.	1/18/22	$9,630
TWD	15,056,000	USD	544,915	JPMorgan Chase & Co.	1/18/22	(3,311)
USD	8,214,076	AUD	11,258,698	JPMorgan Chase & Co.	1/18/22	(257,296)
USD	10,499,411	CNH	68,472,959	JPMorgan Chase & Co.	1/18/22	(113,913)
BRL	9,826,000	USD	1,691,164	Morgan Stanley & Co. Inc.	1/18/22	18,658
BRL	403,615,514	USD	72,769,407	Morgan Stanley & Co. Inc.	1/18/22	(2,536,298)
CAD	2,130,000	USD	1,696,430	Morgan Stanley & Co. Inc.	1/18/22	24,865
CAD	2,280,000	USD	1,816,200	Morgan Stanley & Co. Inc.	1/18/22	26,312
CAD	12,717,486	USD	10,130,485	Morgan Stanley & Co. Inc.	1/18/22	146,766
IDR	3,792,911,000	USD	264,591	Morgan Stanley & Co. Inc.	1/18/22	1,040
KRW	1,172,390,000	USD	993,551	Morgan Stanley & Co. Inc.	1/18/22	8,105
KRW	31,549,915,000	USD	26,676,674	Morgan Stanley & Co. Inc.	1/18/22	278,661
RUB	525,677,757	USD	7,427,870	Morgan Stanley & Co. Inc.	1/18/22	(138,914)
RUB	1,055,809,800	USD	14,211,048	Morgan Stanley & Co. Inc.	1/18/22	428,625
USD	658,408	CAD	812,000	Morgan Stanley & Co. Inc.	1/18/22	2,215
USD	236,855	COP	900,761,000	Morgan Stanley & Co. Inc.	1/18/22	(998)
USD	87,862	IDR	1,260,605,000	Morgan Stanley & Co. Inc.	1/18/22	(422)
USD	1,223,785	IDR	17,665,331,000	Morgan Stanley & Co. Inc.	1/18/22	(13,380)
USD	477,602	INR	35,813,000	Morgan Stanley & Co. Inc.	1/18/22	3,870
USD	149,357	JPY	16,947,000	Morgan Stanley & Co. Inc.	1/18/22	512
USD	20,104,058	JPY	2,282,027,719	Morgan Stanley & Co. Inc.	1/18/22	60,953
USD	505,344	KRW	597,771,000	Morgan Stanley & Co. Inc.	1/18/22	(5,375)

See Notes to Financial Statements.

Western Asset Macro Opportunities Fund 2021 Annual Report	55

Schedule of investments (cont’d)

October 31, 2021

Western Asset Macro Opportunities Fund

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
USD	48,228,390	MXN	1,009,323,757	Morgan Stanley & Co. Inc.	1/18/22	$(173,852)
USD	192,289	RUB	14,201,000	Morgan Stanley & Co. Inc.	1/18/22	(4,620)
USD	4,904,680	RUB	363,633,000	Morgan Stanley & Co. Inc.	1/18/22	(137,391)
ZAR	9,988,464	USD	647,714	Morgan Stanley & Co. Inc.	1/18/22	(588)
USD	11,511,259	JPY	1,309,117,960	JPMorgan Chase & Co.	1/28/22	12,295
Total						$(3,433,589)

Abbreviation(s) used in this table:

AUD	— Australian Dollar

BRL	— Brazilian Real

CAD	— Canadian Dollar

CNH	— Chinese Offshore Yuan

CNY	— Chinese Yuan Renminbi

COP	— Colombian Peso

EUR	— Euro

GBP	— British Pound

IDR	— Indonesian Rupiah

INR	— Indian Rupee

JPY	— Japanese Yen

KRW	— South Korean Won

MXN	— Mexican Peso

NOK	— Norwegian Krone

NZD	— New Zealand Dollar

RUB	— Russian Ruble

TWD	— Taiwan Dollar

USD	— United States Dollar

ZAR	— South African Rand

At October 31, 2021, the Fund had the following open swap contracts:

OTC INTEREST RATE SWAPS
Swap Counterparty	Notional Amount*		Termination Date	Payments Made by the Fund†	Payments Received by the Fund†		Upfront Premiums Paid (Received)	Unrealized Depreciation
Bank of America N.A.	410,850,000	BRL	1/2/24	BRL-CDI**	7.207	**	—	$(5,198,028)

See Notes to Financial Statements.

56	Western Asset Macro Opportunities Fund 2021 Annual Report

Western Asset Macro Opportunities Fund

OTC INTEREST RATE SWAPS (cont’d)
Swap Counterparty	Notional Amount*		Termination Date	Payments Made by the Fund†	Payments Received by the Fund†		Upfront Premiums Paid (Received)	Unrealized Depreciation
Bank of America N.A.	525,420,000	BRL	1/2/24	BRL-CDI**	9.433	**	—	$(3,452,776)
Goldman Sachs Group Inc.	273,801,000	BRL	1/2/24	BRL-CDI**	7.400	**	—	(3,289,389)
Goldman Sachs Group Inc.	3,209,367,000	RUB	9/21/26	RUB-MOSPRIME**	7.555	**	—	(2,339,129)
Goldman Sachs Group Inc.	583,367,000	RUB	10/8/26	RUB-MOSPRIME**	7.750	**	$(263)	(360,553)
Goldman Sachs Group Inc.	583,367,000	RUB	10/8/26	RUB-MOSPRIME**	7.850	**	—	(327,833)
Goldman Sachs Group Inc.	678,600,000	RUB	3/2/31	RUB-MOSPRIME**	7.020	**	—	(1,044,519)
Goldman Sachs Group Inc.	1,100,441,000	RUB	10/8/31	RUB-MOSPRIME**	7.805	**	—	(912,637)
JPMorgan Chase & Co.	240,070,000	BRL	1/2/24	BRL-CDI**	6.520	**	—	(3,314,991)
JPMorgan Chase & Co.	191,900,000	BRL	1/2/24	BRL-CDI**	6.917	**	—	(2,335,725)
JPMorgan Chase & Co.	105,373,000	BRL	1/2/24	BRL-CDI**	7.280	**	—	(1,173,737)
JPMorgan Chase & Co.	1,818,762,000	RUB	10/27/24	RUB-MOSPRIME**	8.985	**	—	(219,354)
JPMorgan Chase & Co.	2,815,713,000	RUB	10/28/24	RUB-MOSPRIME**	8.882	**	—	(446,113)
Morgan Stanley & Co. Inc.	172,794,000	BRL	1/2/24	BRL-CDI**	9.900	**	—	(972,837)
Total							$(263)	$(25,387,621)

CENTRALLY CLEARED INTEREST RATE SWAPS
Notional Amount*		Termination Date	Payments Made by the Fund†	Payments Received by the Fund†	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)
213,385,000		6/15/22	3-Month LIBOR quarterly	0.190% semi-annually	$(321)	$(27,779)
106,808,000	CAD	10/27/23	3-Month CDOR quarterly	1.483% semi-annually	—	(14,709)
301,793,000		6/4/24	3-Month LIBOR quarterly	0.820% semi-annually	—	(1,731,241)

See Notes to Financial Statements.

Western Asset Macro Opportunities Fund 2021 Annual Report	57

Schedule of investments (cont’d)

October 31, 2021

Western Asset Macro Opportunities Fund

CENTRALLY CLEARED INTEREST RATE SWAPS (cont’d)
Notional Amount*	Termination Date	Payments Made by the Fund†	Payments Received by the Fund†	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)
958,061,000	3/1/25	3-Month LIBOR quarterly	1.410% semi-annually	$(479,153)	$(1,015,892)
339,656,000	6/21/25	3-Month LIBOR quarterly	1.515% semi-annually	37,920	(308,544)
170,428,000	10/13/25	Daily SOFR Compound annually	1.396% annually	—	101,660
33,630,000	5/12/26	CPURNSA**	2.790**	(49,739)	(1,280,629)
31,300,000	10/20/26	2.950**	CPURNSA**	(16,373)	207,258
1,085,417,000	5/15/27	0.450% semi-annually	3-Month LIBOR quarterly	(1,753,244)	51,416,552
282,223,000	5/15/27	0.710% annually	Daily SOFR Compound annually	2,167,968	3,146,117
176,848,000	2/15/28	1.250% semi-annually	3-Month LIBOR quarterly	217,594	1,041,066
103,751,000	2/15/28	1.350% semi-annually	3-Month LIBOR quarterly	(315,825)	299,174
66,299,000	8/15/28	1.130% annually	Daily SOFR Compound annually	(9,151)	253,228
64,307,000	8/15/28	1.220% annually	Daily SOFR Compound annually	(153,784)	291,465
20,609,000	11/1/28	1.200% annually	Daily SOFR Compound annually	(1,202)	(36,472)
138,670,000	5/20/30	0.713% semi-annually	3-Month LIBOR quarterly	(73,136)	9,226,467
145,530,000	6/24/30	0.689% semi-annually	3-Month LIBOR quarterly	—	10,055,970
148,530,000	7/8/30	0.680% semi-annually	3-Month LIBOR quarterly	—	10,435,781
31,300,000	10/20/31	CPURNSA**	2.770**	26,866	47,885
31,300,000	10/20/31	1.733% annually	Daily SOFR Compound annually	123,268	(261,389)
41,100,000	7/20/45	0.560% annually	Daily SOFR annually	253,132	7,530,596
12,970,000	8/19/45	0.740% annually	Daily SOFR annually	—	1,941,687

See Notes to Financial Statements.

58	Western Asset Macro Opportunities Fund 2021 Annual Report

Western Asset Macro Opportunities Fund

CENTRALLY CLEARED INTEREST RATE SWAPS (cont’d)
Notional Amount*	Termination Date	Payments Made by the Fund†	Payments Received by the Fund†	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)
12,800,000	11/15/45	0.800% semi-annually	3-Month LIBOR quarterly	$586,142	$1,924,822
77,913,000	2/15/47	1.000% semi-annually	3-Month LIBOR quarterly	346,073	12,256,099
17,476,000	2/15/47	1.200% semi-annually	3-Month LIBOR quarterly	96,262	1,990,747
8,507,000	2/15/47	1.225% semi-annually	3-Month LIBOR quarterly	7,577	963,334
8,329,000	2/15/47	1.600% semi-annually	3-Month LIBOR quarterly	49,041	212,113
24,860,000	2/15/47	1.630% semi-annually	3-Month LIBOR quarterly	171,719	534,551
48,402,000	2/15/47	2.000% semi-annually	3-Month LIBOR quarterly	697,680	(3,111,962)
32,130,000	2/15/47	1.520% annually	Daily SOFR Compound annually	(612,955)	407,390
36,344,000	2/15/47	1.729% annually	Daily SOFR Compound annually	(552,092)	(1,303,238)
5,620,000	3/17/50	0.900% semi-annually	3-Month LIBOR quarterly	95,340	1,022,722
5,030,000	10/7/50	1.200% semi-annually	3-Month LIBOR quarterly	39,715	618,744
1,492,000	6/3/51	2.000% semi-annually	3-Month LIBOR quarterly	15,517	(111,282)
4,478,000	6/7/51	2.050% semi-annually	3-Month LIBOR quarterly	(560)	(319,007)
35,100,000	7/9/51	1.671% semi-annually	3-Month LIBOR quarterly	—	684,815
5,740,000	10/7/51	CPURNSA**	2.500**	—	93,926
Total				$914,279	$107,182,025

See Notes to Financial Statements.

Western Asset Macro Opportunities Fund 2021 Annual Report	59

Schedule of investments (cont’d)

October 31, 2021

Western Asset Macro Opportunities Fund

CENTRALLY CLEARED CREDIT DEFAULT SWAPS ON CORPORATE ISSUES — SELL PROTECTION[1]
Reference Entity	Notional Amount[2]	Termination Date	Implied Credit Spread at October 31, 2021[3]	Periodic Payments Received by the Fund†	Market Value	Upfront Premiums Paid (Received)	Unrealized Depreciation
Teva Pharmaceutical Finance Co. BV, 3.650%, due 11/10/21	$3,270,000	6/20/26	3.417%	1.000% quarterly	$(319,616)	$(298,904)	$(20,712)

CENTRALLY CLEARED CREDIT DEFAULT SWAPS ON CREDIT INDICES — SELL PROTECTION[1]
Reference Entity	Notional Amount[2]	Termination Date	Periodic Payments Received by the Fund†	Market Value[4]	Upfront Premiums Paid (Received)	Unrealized Appreciation
Markit CDX.NA.IG.37 Index	$189,197,750	12/20/26	1.000% quarterly	$4,480,203	$4,440,580	$39,623

CENTRALLY CLEARED CREDIT DEFAULT SWAPS ON CREDIT INDICES — BUY PROTECTION[5]
Reference Entity	Notional Amount[2]	Termination Date	Periodic Payments Made by the Fund†	Market Value[4]	Upfront Premiums Paid (Received)	Unrealized Depreciation
Markit CDX.NA.HY.37 Index	$14,223,000	12/20/26	5.000% quarterly	$(1,262,277)	$(1,257,171)	$(5,106)

See Notes to Financial Statements.

60	Western Asset Macro Opportunities Fund 2021 Annual Report

Western Asset Macro Opportunities Fund

[1]

If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

[2]

The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

[3]

Implied credit spreads, utilized in determining the market value of credit default swap agreements on corporate or sovereign issues as of period end, serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement. A credit spread identified as “Defaulted” indicates a credit event has occurred for the referenced entity or obligation.

[4]

The quoted market prices and resulting values for credit default swap agreements on asset-backed securities and credit indices serve as an indicator of the current status of the payment/performance risk and represent the likelihood of an expected loss (or profit) for the credit derivative had the notional amount of the swap agreement been closed/sold as of the period end. Decreasing market values (sell protection) or increasing market values (buy protection) when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

[5]

If the Fund is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation or the underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or the underlying securities comprising the referenced index.

†	Percentage shown is an annual percentage rate.

*	Notional amount denominated in U.S. dollars, unless otherwise noted.

**	One time payment made at termination date.

Abbreviation(s) used in this table:

BRL	— Brazilian Real

BRL-CDI	— Brazil Cetip InterBank Deposit Rate

CAD	— Canadian Dollar

CDOR	— Canadian Dollar Offered Rate

CPURNSA	— U.S. CPI Urban Consumers NSA Index

LIBOR	— London Interbank Offered Rate

MOSPRIME	— Moscow Prime Offered Rate

RUB	— Russian Ruble

SOFR	— Secured Overnight Financing Rate

See Notes to Financial Statements.

Western Asset Macro Opportunities Fund 2021 Annual Report	61

Statement of assets and liabilities

October 31, 2021

Assets:
Investments in unaffiliated securities, at value (Cost — $1,570,266,788)	$1,588,256,031
Investments in affiliated securities, at value (Cost — $7,773,557)	7,773,557
Foreign currency, at value (Cost — $30,792,214)	30,722,383
Receivable for securities sold	112,830,193
Deposits with brokers for open futures contracts and exchange-traded options	39,904,959
Deposits with brokers for centrally cleared swap contracts	27,056,349
Deposits with brokers for OTC derivatives	24,670,000
Foreign currency collateral for open futures contracts and exchange-traded options, at value (Cost — $18,646,657)	18,830,988
Interest receivable	17,883,324
Receivable from broker — net variation margin on open futures contracts	9,276,100
Receivable for Fund shares sold	3,694,694
Unrealized appreciation on forward foreign currency contracts	3,382,176
Receivable for open OTC swap contracts	1,046,967
Receivable for net premiums on written options	389,642
Prepaid expenses	82,241
Total Assets	1,885,799,604

Liabilities:
Payable for securities purchased	114,405,521
OTC swaps, at value (premiums received — $263)	25,387,884
Written options, at value (premiums received — $18,819,892)	17,083,787
Unrealized depreciation on forward foreign currency contracts	6,815,765
Payable for Fund shares repurchased	3,749,926
Due to custodian	2,702,571
Payable to broker — net variation margin on centrally cleared swap contracts	2,507,296
Investment management fee payable	1,679,526
Payable for open OTC swap contracts	698,731
Accrued foreign capital gains tax	588,721
Service and/or distribution fees payable	34,281
Directors’ fees payable	1,436
Accrued expenses	550,684
Total Liabilities	176,206,129
Total Net Assets	$1,709,593,475

Net Assets:
Par value (Note 7)	$145,789
Paid-in capital in excess of par value	1,658,541,518
Total distributable earnings (loss)	50,906,168
Total Net Assets	$1,709,593,475

See Notes to Financial Statements.

62	Western Asset Macro Opportunities Fund 2021 Annual Report

Net Assets:
Class A	$43,398,485
Class C	$18,153,615
Class FI	$40,541,985
Class I	$1,187,265,039
Class IS	$420,234,351

Shares Outstanding:
Class A	3,713,278
Class C	1,586,277
Class FI	3,471,614
Class I	101,293,962
Class IS	35,723,952

Net Asset Value:
Class A (and redemption price)	$11.69
Class C*	$11.44
Class FI (and redemption price)	$11.68
Class I (and redemption price)	$11.72
Class IS (and redemption price)	$11.76
Maximum Public Offering Price Per Share:
Class A (based on maximum initial sales charge of 4.25%)	$12.21

*	Redemption price per share is NAV of Class C shares reduced by a 1.00% CDSC if shares are redeemed within one year from purchase payment (Note 2).

See Notes to Financial Statements.

Western Asset Macro Opportunities Fund 2021 Annual Report	63

Statement of operations

For the Year Ended October 31, 2021

Investment Income:
Interest from unaffiliated investments	$71,497,322
Interest from affiliated investments	2,316
Dividends	5,625
Less: Foreign taxes withheld	(3,159,591)
Total Investment Income	68,345,672

Expenses:
Investment management fee (Note 2)	19,501,472
Transfer agent fees (Note 5)	1,340,367
Service and/or distribution fees (Notes 2 and 5)	421,380
Custody fees	260,790
Registration fees	210,477
Fund accounting fees	89,435
Audit and tax fees	69,634
Interest expense	68,325
Legal fees	45,070
Directors’ fees	29,176
Shareholder reports	17,871
Insurance	17,247
Commodity pool reports	16,667
Commitment fees (Note 9)	12,487
Miscellaneous expenses	16,258
Total Expenses	22,116,656
Less: Fee waivers and/or expense reimbursements (Notes 2 and 5)	(6,391)
Net Expenses	22,110,265
Net Investment Income	46,235,407

Realized and Unrealized Gain (Loss) on Investments, Futures Contracts, Written Options, Swap Contracts, Forward Foreign Currency Contracts and Foreign Currency Transactions (Notes 1, 3 and 4):
Net Realized Gain (Loss) From:
Investment transactions in unaffiliated securities	(55,836,676)	†
Futures contracts	(157,362,317)
Written options	118,788,727
Swap contracts	37,947,179
Forward foreign currency contracts	(1,909,216)
Foreign currency transactions	672,168
Net Realized Loss	(57,700,135)
Change in Net Unrealized Appreciation (Depreciation) From:
Investments in unaffiliated securities	24,412,299	‡
Futures contracts	55,707,920
Written options	(1,512,818)
Swap contracts	34,865,933
Forward foreign currency contracts	(1,498,415)
Foreign currencies	1,043,211
Change in Net Unrealized Appreciation (Depreciation)	113,018,130
Net Gain on Investments, Futures Contracts, Written Options, Swap Contracts, Forward Foreign Currency Contracts and Foreign Currency Transactions	55,317,995
Increase in Net Assets From Operations	$101,553,402

†	Net of foreign capital gains tax of $83,114.
‡	Net of change in accrued foreign capital gains tax of $563,493.

See Notes to Financial Statements.

64	Western Asset Macro Opportunities Fund 2021 Annual Report

Statements of changes in net assets

For the Years Ended October 31,	2021	2020

Operations:
Net investment income	$46,235,407	$51,912,420
Net realized loss	(57,700,135)	(59,227,236)
Change in net unrealized appreciation (depreciation)	113,018,130	4,227,315
Increase (Decrease) in Net Assets From Operations	101,553,402	(3,087,501)

Distributions to Shareholders From (Notes 1 and 6):
Total distributable earnings	(811,561)	(166,106,255)
Decrease in Net Assets From Distributions to Shareholders	(811,561)	(166,106,255)

Fund Share Transactions (Note 7):
Net proceeds from sale of shares	716,095,050	737,615,000
Reinvestment of distributions	583,281	121,323,413
Cost of shares repurchased	(677,467,694)	(755,597,688)
Increase in Net Assets From Fund Share Transactions	39,210,637	103,340,725
Increase (Decrease) in Net Assets	139,952,478	(65,853,031)

Net Assets:
Beginning of year	1,569,640,997	1,635,494,028
End of year	$1,709,593,475	$1,569,640,997

See Notes to Financial Statements.

Western Asset Macro Opportunities Fund 2021 Annual Report	65

Financial highlights

For a share of each class of capital stock outstanding throughout each year ended October 31:
Class A Shares[1]	2021	2020	2019	2018	2017

Net asset value, beginning of year	$11.00	$11.94	$10.36	$11.79	$10.88

Income (loss) from operations:
Net investment income	0.28	0.33	0.46	0.35	0.30
Net realized and unrealized gain (loss)	0.41	(0.11)	1.37	(1.21)	0.81
Total income (loss) from operations	0.69	0.22	1.83	(0.86)	1.11

Less distributions from:
Net investment income	(0.00)2	(0.57)	(0.25)	(0.35)	(0.16)
Net realized gains	—	(0.59)	—	(0.22)	(0.04)
Total distributions	(0.00) [2]	(1.16)	(0.25)	(0.57)	(0.20)

Net asset value, end of year	$11.69	$11.00	$11.94	$10.36	$11.79
Total return[3]	6.19%	1.86%	17.98%	(7.75)%	10.44%

Net assets, end of year (000s)	$43,398	$46,762	$44,655	$40,797	$45,837

Ratios to average net assets:
Gross expenses	1.57%	1.59%	1.57%	1.59%	1.55%
Net expenses[4]	1.57 [5]	1.59 [5]	1.57	1.59	1.55
Net investment income	2.47	3.04	4.13	3.11	2.73

Portfolio turnover rate	70%	138%	165%	113%[6]	150%[6]

[1]	Per share amounts have been calculated using the average shares method.

[2]	Amount represents less than $0.005 per share.

[3]

Performance figures, exclusive of sales charges, may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[4]

As a result of an expense limitation arrangement, effective May 21, 2021, the ratio of total annual fund operating expenses, other than interest, brokerage commissions, taxes, extraordinary expenses, deferred organizational expenses and acquired fund fees and expenses, to average net assets of Class A shares did not exceed 1.58%. This expense limitation arrangement cannot be terminated prior to December 31, 2023 without the Board of Directors’ consent. In addition, the manager has agreed to waive the Fund’s management fee to an extent sufficient to offset the net management fee payable in connection with any investment in an affiliated money market fund. Prior to May 21, 2021, as a result of an expense limitation arrangement, the ratio of total annual fund operating expenses to average net assets of Class A shares did not exceed 1.65%.

[5]	Reflects fee waivers and/or expense reimbursements.

[6]

Excluding mortgage dollar roll transactions. If mortgage dollar roll transactions had been included, the portfolio turnover rate would have been 113% and 151% for the years ended October 31, 2018 and 2017, respectively.

See Notes to Financial Statements.

66	Western Asset Macro Opportunities Fund 2021 Annual Report

For a share of each class of capital stock outstanding throughout each year ended October 31:
Class C Shares[1]	2021	2020	2019	2018	2017

Net asset value, beginning of year	$10.84	$11.78	$10.20	$11.63	$10.73

Income (loss) from operations:
Net investment income	0.20	0.26	0.38	0.26	0.22
Net realized and unrealized gain (loss)	0.40	(0.13)	1.35	(1.19)	0.81
Total income (loss) from operations	0.60	0.13	1.73	(0.93)	1.03

Less distributions from:
Net investment income	—	(0.48)	(0.15)	(0.28)	(0.09)
Net realized gains	—	(0.59)	—	(0.22)	(0.04)
Total distributions	—	(1.07)	(0.15)	(0.50)	(0.13)

Net asset value, end of year	$11.44	$10.84	$11.78	$10.20	$11.63
Total return[2]	5.54%	1.09%	17.13%	(8.38)%	9.67%

Net assets, end of year (000s)	$18,154	$21,515	$28,583	$32,338	$37,669

Ratios to average net assets:
Gross expenses	2.27%	2.31%	2.29%	2.29%	2.30%
Net expenses[3]	2.274	2.30 [4]	2.29	2.29	2.30
Net investment income	1.77	2.37	3.43	2.41	2.00

Portfolio turnover rate	70%	138%	165%	113%[5]	150%[5]

[1]	Per share amounts have been calculated using the average shares method.

[2]

Performance figures, exclusive of CDSC, may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[3]

As a result of an expense limitation arrangement, the ratio of total annual fund operating expenses, other than interest, brokerage commissions, taxes, extraordinary expenses, deferred organizational expenses and acquired fund fees and expenses, to average net assets of Class C shares did not exceed 2.40%. This expense limitation arrangement cannot be terminated prior to December 31, 2023 without the Board of Directors’ consent. In addition, the manager has agreed to waive the Fund’s management fee to an extent sufficient to offset the net management fee payable in connection with any investment in an affiliated money market fund.

[4]	Reflects fee waivers and/or expense reimbursements.

[5]

Excluding mortgage dollar roll transactions. If mortgage dollar roll transactions had been included, the portfolio turnover rate would have been 113% and 151% for the years ended October 31, 2018 and 2017, respectively.

See Notes to Financial Statements.

Western Asset Macro Opportunities Fund 2021 Annual Report	67

Financial highlights (cont’d)

For a share of each class of capital stock outstanding throughout each year ended October 31:
Class FI Shares[1]	2021	2020	2019	2018	2017

Net asset value, beginning of year	$10.99	$11.94	$10.34	$11.79	$10.88

Income (loss) from operations:
Net investment income	0.28	0.34	0.45	0.32	0.30
Net realized and unrealized gain (loss)	0.41	(0.14)	1.38	(1.19)	0.80
Total income (loss) from operations	0.69	0.20	1.83	(0.87)	1.10

Less distributions from:
Net investment income	—	(0.56)	(0.23)	(0.36)	(0.15)
Net realized gains	—	(0.59)	—	(0.22)	(0.04)
Total distributions	—	(1.15)	(0.23)	(0.58)	(0.19)

Net asset value, end of year	$11.68	$10.99	$11.94	$10.34	$11.79
Total return[2]	6.19%	1.82%	17.93%	(7.80)%	10.35%

Net assets, end of year (000s)	$40,542	$37,935	$55,388	$30,425	$81,279

Ratios to average net assets:
Gross expenses	1.60%	1.62%	1.61%[3]	1.65%	1.63%[3]
Net expenses[4]	1.60 [5]	1.62 [5]	1.61 [3]	1.65 [5]	1.63 [3]
Net investment income	2.44	3.10	4.03	2.88	2.69

Portfolio turnover rate	70%	138%	165%	113%[6]	150%[6]

[1]	Per share amounts have been calculated using the average shares method.

[2]

Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[3]	Reflects recapture of fees waived and/or expenses reimbursed from prior fiscal years.

[4]

As a result of an expense limitation arrangement, the ratio of total annual fund operating expenses, other than interest, brokerage commissions, taxes, extraordinary expenses, deferred organizational expenses and acquired fund fees and expenses, to average net assets of Class FI shares did not exceed 1.65%. This expense limitation arrangement cannot be terminated prior to December 31, 2023 without the Board of Directors’ consent. In addition, the manager has agreed to waive the Fund’s management fee to an extent sufficient to offset the net management fee payable in connection with any investment in an affiliated money market fund.

[5]	Reflects fee waivers and/or expense reimbursements.

[6]

Excluding mortgage dollar roll transactions. If mortgage dollar roll transactions had been included, the portfolio turnover rate would have been 113% and 151% for the years ended October 31, 2018 and 2017, respectively.

See Notes to Financial Statements.

68	Western Asset Macro Opportunities Fund 2021 Annual Report

For a share of each class of capital stock outstanding throughout each year ended October 31:
Class I Shares[1]	2021	2020	2019	2018	2017

Net asset value, beginning of year	$11.01	$11.95	$10.37	$11.80	$10.89

Income (loss) from operations:
Net investment income	0.32	0.36	0.49	0.38	0.34
Net realized and unrealized gain (loss)	0.40	(0.11)	1.38	(1.20)	0.80
Total income (loss) from operations	0.72	0.25	1.87	(0.82)	1.14

Less distributions from:
Net investment income	(0.01)	(0.60)	(0.29)	(0.39)	(0.19)
Net realized gains	—	(0.59)	—	(0.22)	(0.04)
Total distributions	(0.01)	(1.19)	(0.29)	(0.61)	(0.23)

Net asset value, end of year	$11.72	$11.01	$11.95	$10.37	$11.80
Total return[2]	6.60%	2.13%	18.26%	(7.45)%	10.66%

Net assets, end of year (millions)	$1,187	$1,225	$1,275	$1,150	$1,057

Ratios to average net assets:
Gross expenses	1.30%	1.32%	1.30%	1.30%	1.30%
Net expenses[3]	1.30 [4]	1.32 [4]	1.30	1.30	1.30
Net investment income	2.74	3.34	4.39	3.43	3.01

Portfolio turnover rate	70%	138%	165%	113%[5]	150%[5]

[1]	Per share amounts have been calculated using the average shares method.

[2]

Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[3]

As a result of an expense limitation arrangement, the ratio of total annual fund operating expenses, other than interest, brokerage commissions, taxes, extraordinary expenses, deferred organizational expenses and acquired fund fees and expenses, to average net assets of Class I shares did not exceed 1.35%. This expense limitation arrangement cannot be terminated prior to December 31, 2023 without the Board of Directors’ consent. In addition, the manager has agreed to waive the Fund’s management fee to an extent sufficient to offset the net management fee payable in connection with any investment in an affiliated money market fund.

[4]	Reflects fee waivers and/or expense reimbursements.

[5]

Excluding mortgage dollar roll transactions. If mortgage dollar roll transactions had been included, the portfolio turnover rate would have been 113% and 151% for the years ended October 31, 2018 and 2017, respectively.

See Notes to Financial Statements.

Western Asset Macro Opportunities Fund 2021 Annual Report	69

Financial highlights (cont’d)

For a share of each class of capital stock outstanding throughout each year ended October 31:
Class IS Shares[1]	2021	2020	2019	2018	2017

Net asset value, beginning of year	$11.04	$11.98	$10.39	$11.83	$10.92

Income (loss) from operations:
Net investment income	0.32	0.37	0.50	0.39	0.34
Net realized and unrealized gain (loss)	0.41	(0.11)	1.39	(1.22)	0.81
Total income (loss) from operations	0.73	0.26	1.89	(0.83)	1.15

Less distributions from:
Net investment income	(0.01)	(0.61)	(0.30)	(0.39)	(0.20)
Net realized gains	—	(0.59)	—	(0.22)	(0.04)
Total distributions	(0.01)	(1.20)	(0.30)	(0.61)	(0.24)

Net asset value, end of year	$11.76	$11.04	$11.98	$10.39	$11.83
Total return[2]	6.59%	2.30%	18.45%	(7.45)%	10.83%

Net assets, end of year (millions)	$420	$238	$231	$166	$172

Ratios to average net assets:
Gross expenses	1.21%	1.22%	1.21%	1.21%	1.21%
Net expenses[3]	1.214	1.22 [4]	1.21	1.21	1.21
Net investment income	2.81	3.42	4.46	3.49	3.08

Portfolio turnover rate	70%	138%	165%	113%[5]	150%[5]

[1]	Per share amounts have been calculated using the average shares method.

[2]

Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[3]

As a result of an expense limitation arrangement, the ratio of total annual fund operating expenses, other than interest, brokerage commissions, taxes, extraordinary expenses, deferred organizational expenses and acquired fund fees and expenses, to average net assets of Class IS shares did not exceed 1.25%. In addition, the ratio of total annual fund operating expenses for Class IS shares did not exceed the ratio of total annual fund operating expenses for Class I shares. These expense limitation arrangements cannot be terminated prior to December 31, 2023 without the Board of Directors’ consent. In addition, the manager has agreed to waive the Fund’s management fee to an extent sufficient to offset the net management fee payable in connection with any investment in an affiliated money market fund.

[4]	Reflects fee waivers and/or expense reimbursements.

[5]

Excluding mortgage dollar roll transactions. If mortgage dollar roll transactions had been included, the portfolio turnover rate would have been 113% and 151% for the years ended October 31, 2018 and 2017, respectively.

See Notes to Financial Statements.

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Notes to financial statements

1. Organization and significant accounting policies

Western Asset Macro Opportunities Fund (the “Fund”) is a separate non-diversified investment series of Western Asset Funds, Inc. (the “Corporation”). The Corporation, a Maryland corporation, is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company.

The following are significant accounting policies consistently followed by the Fund and are in conformity with U.S. generally accepted accounting principles (“GAAP”). Estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ. Subsequent events have been evaluated through the date the financial statements were issued.

(a) Investment valuation. The valuations for fixed income securities (which may include, but are not limited to, corporate, government, municipal, mortgage-backed, collateralized mortgage obligations and asset-backed securities) and certain derivative instruments are typically the prices supplied by independent third party pricing services, which may use market prices or broker/dealer quotations or a variety of valuation techniques and methodologies. The independent third party pricing services typically use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar securities. Investments in open-end funds are valued at the closing net asset value per share of each fund on the day of valuation. Futures contracts are valued daily at the settlement price established by the board of trade or exchange on which they are traded. Equity securities for which market quotations are available are valued at the last reported sales price or official closing price on the primary market or exchange on which they trade. When the Fund holds securities or other assets that are denominated in a foreign currency, the Fund will normally use the currency exchange rates as of 4:00 p.m. (Eastern Time). If independent third party pricing services are unable to supply prices for a portfolio investment, or if the prices supplied are deemed by the manager to be unreliable, the market price may be determined by the manager using quotations from one or more broker/dealers or at the transaction price if the security has recently been purchased and no value has yet been obtained from a pricing service or pricing broker. When reliable prices are not readily available, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded, but before the Fund calculates its net asset value, the Fund values these securities as determined in accordance with procedures approved by the Fund’s Board of Directors.

The Board of Directors is responsible for the valuation process and has delegated the supervision of the daily valuation process to the Global Fund Valuation Committee (known as Legg Mason North Atlantic Fund Valuation Committee prior to March 1, 2021) (the “Valuation Committee”). The Valuation Committee, pursuant to the policies adopted by the Board of Directors, is responsible for making fair value determinations, evaluating the effectiveness of the Fund’s pricing policies, and reporting to the Board of Directors. When determining the reliability of third party pricing information for investments owned by the

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Notes to financial statements (cont’d)

Fund, the Valuation Committee, among other things, conducts due diligence reviews of pricing vendors, monitors the daily change in prices and reviews transactions among market participants.

The Valuation Committee will consider pricing methodologies it deems relevant and appropriate when making fair value determinations. Examples of possible methodologies include, but are not limited to, multiple of earnings; discount from market of a similar freely traded security; discounted cash-flow analysis; book value or a multiple thereof; risk premium/yield analysis; yield to maturity; and/or fundamental investment analysis. The Valuation Committee will also consider factors it deems relevant and appropriate in light of the facts and circumstances. Examples of possible factors include, but are not limited to, the type of security; the issuer’s financial statements; the purchase price of the security; the discount from market value of unrestricted securities of the same class at the time of purchase; analysts’ research and observations from financial institutions; information regarding any transactions or offers with respect to the security; the existence of merger proposals or tender offers affecting the security; the price and extent of public trading in similar securities of the issuer or comparable companies; and the existence of a shelf registration for restricted securities.

For each portfolio security that has been fair valued pursuant to the policies adopted by the Board of Directors, the fair value price is compared against the last available and next available market quotations. The Valuation Committee reviews the results of such back testing monthly and fair valuation occurrences are reported to the Board of Directors quarterly.

The Fund uses valuation techniques to measure fair value that are consistent with the market approach and/or income approach, depending on the type of security and the particular circumstance. The market approach uses prices and other relevant information generated by market transactions involving identical or comparable securities. The income approach uses valuation techniques to discount estimated future cash flows to present value.

GAAP establishes a disclosure hierarchy that categorizes the inputs to valuation techniques used to value assets and liabilities at measurement date. These inputs are summarized in the three broad levels listed below:

•	Level 1 — quoted prices in active markets for identical investments

•	Level 2 — other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

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The following is a summary of the inputs used in valuing the Fund’s assets and liabilities carried at fair value:

ASSETS
Description	Quoted Prices ( Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Long-Term Investments†:
Corporate Bonds & Notes:
Financials	—	$155,427,804	$2,540,287	$157,968,091
Other Corporate Bonds & Notes	—	477,464,578	—	477,464,578
Sovereign Bonds	—	479,667,340	—	479,667,340
U.S. Government & Agency Obligations	—	275,844,669	—	275,844,669
Collateralized Mortgage Obligations	—	92,548,576	—	92,548,576
Asset-Backed Securities	—	71,998,904	—	71,998,904
Senior Loans	—	15,455,784	—	15,455,784
Purchased Options:
Exchange-Traded Purchased Options	$3,070,123	—	—	3,070,123
OTC Purchased Options	—	5,988,317	—	5,988,317
Municipal Bonds	—	4,900,168	—	4,900,168
Common Stocks	2,424,779	—	—	2,424,779
Warrants	44,272	—	—	44,272
Total Long-Term Investments	5,539,174	1,579,296,140	2,540,287	1,587,375,601
Short-Term Investments†:
Sovereign Bonds	—	880,430	—	880,430
Money Market Funds	7,773,557	—	—	7,773,557
Total Short-Term Investments	7,773,557	880,430	—	8,653,987
Total Investments	$13,312,731	$1,580,176,570	$2,540,287	$1,596,029,588
Other Financial Instruments:
Futures Contracts††	$42,099,326	—	—	$42,099,326
Forward Foreign Currency Contracts††	—	$3,382,176	—	3,382,176
Centrally Cleared Interest Rate Swaps††	—	116,704,169	—	116,704,169
Centrally Cleared Credit Default Swaps on Credit Indices —Sell Protection††	—	39,623	—	39,623
Total Other Financial Instruments	$42,099,326	$120,125,968	—	$162,225,294
Total	$55,412,057	$1,700,302,538	$2,540,287	$1,758,254,882

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Notes to financial statements (cont’d)

LIABILITIES
Description	Quoted Prices (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Other Financial Instruments:
Written Options:
Exchange-Traded Written Options	$14,183,032	—	—	$14,183,032
OTC Written Options	—	$2,900,755	—	2,900,755
Futures Contracts††	61,745,056	—	—	61,745,056
Forward Foreign Currency Contracts††	—	6,815,765	—	6,815,765
OTC Interest Rate Swaps‡	—	25,387,884	—	25,387,884
Centrally Cleared Interest Rate Swaps††	—	9,522,144	—	9,522,144
Centrally Cleared Credit Default Swaps on Corporate Issues — Sell Protection††	—	20,712	—	20,712
Centrally Cleared Credit Default Swaps on Credit Indices — Buy Protection††	—	5,106	—	5,106
Total	$75,928,088	$44,652,366	—	$120,580,454

†	See Schedule of Investments for additional detailed categorizations.
††	Reflects the unrealized appreciation (depreciation) of the instruments.
‡	Value includes any premium paid or received with respect to swap contracts.

(b) Purchased options. When the Fund purchases an option, an amount equal to the premium paid by the Fund is recorded as an investment on the Statement of Assets and Liabilities, the value of which is marked-to-market to reflect the current market value of the option purchased. If the purchased option expires, the Fund realizes a loss equal to the amount of premium paid. When an instrument is purchased or sold through the exercise of an option, the related premium paid is added to the basis of the instrument acquired or deducted from the proceeds of the instrument sold. The risk associated with purchasing put and call options is limited to the premium paid.

(c) Written options. When the Fund writes an option, an amount equal to the premium received by the Fund is recorded as a liability, the value of which is marked-to-market daily to reflect the current market value of the option written. If the option expires, the premium received is recorded as a realized gain. When a written call option is exercised, the difference between the premium received plus the option exercise price and the Fund’s basis in the underlying security (in the case of a covered written call option), or the cost to purchase the underlying security (in the case of an uncovered written call option), including brokerage commission, is recognized as a realized gain or loss. When a written put option is exercised, the amount of the premium received is subtracted from the cost of the security

74	Western Asset Macro Opportunities Fund 2021 Annual Report

purchased by the Fund from the exercise of the written put option to form the Fund’s basis in the underlying security purchased. The writer or buyer of an option traded on an exchange can liquidate the position before the exercise of the option by entering into a closing transaction. The cost of a closing transaction is deducted from the original premium received resulting in a realized gain or loss to the Fund.

The risk in writing a covered call option is that the Fund may forego the opportunity of profit if the market price of the underlying security increases and the option is exercised. The risk in writing a put option is that the Fund may incur a loss if the market price of the underlying security decreases and the option is exercised. The risk in writing an uncovered call option is that the Fund is exposed to the risk of loss if the market price of the underlying security increases. In addition, there is the risk that the Fund may not be able to enter into a closing transaction because of an illiquid secondary market.

(d) Options on futures contracts. An option on a futures contract gives the purchaser the right, in return for the premium paid, to assume a position in the underlying futures contract at the specified option exercise price at any time prior to the expiration date of the option. Upon exercise of an option, the delivery of the futures position by the writer of the option to the holder of the option will be accompanied by delivery of the accumulated balance in the writer’s futures margin account that represents the amount by which the market price of the futures contract exceeds (in the case of a call) or is less than (in the case of a put) the exercise price of the option on the futures contract. The potential for loss related to the purchase of an option on a futures contract is limited to the premium paid for the option plus transaction costs. Because the value of the option is fixed at the point of purchase, there are no daily cash payments by the purchaser to reflect changes in the value of the underlying contract; however, the value of the option changes daily and that change would be reflected in the net asset value of the Fund. The potential for loss related to writing call options is unlimited. The potential for loss related to writing put options is limited only by the aggregate strike price of the put option less the premium received.

(e) Futures contracts. The Fund uses futures contracts generally to gain exposure to, or hedge against, changes in interest rates or gain exposure to, or hedge against, changes in certain asset classes. A futures contract represents a commitment for the future purchase or sale of an asset at a specified price on a specified date.

Upon entering into a futures contract, the Fund is required to deposit cash or securities with a broker in an amount equal to a certain percentage of the contract amount. This is known as the ‘‘initial margin’’ and subsequent payments (‘‘variation margin’’) are made or received by the Fund each day, depending on the daily fluctuation in the value of the contract. For certain futures, including foreign denominated futures, variation margin is not settled daily, but is recorded as a net variation margin payable or receivable. The daily changes in contract value are recorded as unrealized appreciation or depreciation in the Statement of Operations and the Fund recognizes a realized gain or loss when the contract is closed.

Futures contracts involve, to varying degrees, risk of loss in excess of the amounts reflected in the financial statements. In addition, there is the risk that the Fund may not be able to enter into a closing transaction because of an illiquid secondary market.

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Notes to financial statements (cont’d)

(f) Forward foreign currency contracts. The Fund enters into a forward foreign currency contract to hedge against foreign currency exchange rate risk on its non-U.S. dollar denominated securities or to facilitate settlement of a foreign currency denominated portfolio transaction. A forward foreign currency contract is an agreement between two parties to buy and sell a currency at a set price with delivery and settlement at a future date. The contract is marked-to-market daily and the change in value is recorded by the Fund as an unrealized gain or loss. When a forward foreign currency contract is closed, through either delivery or offset by entering into another forward foreign currency contract, the Fund recognizes a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value of the contract at the time it is closed.

Non-deliverable forward foreign currency exchange contracts are settled with the counterparty in cash without the delivery of foreign currency.

Forward foreign currency contracts involve elements of market risk in excess of the amounts reflected on the Statement of Assets and Liabilities. The Fund bears the risk of an unfavorable change in the foreign exchange rate underlying the forward foreign currency contract. Risks may also arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of their contracts.

(g) Swap agreements. The Fund invests in swaps for the purpose of managing its exposure to interest rate, credit or market risk, or for other purposes. The use of swaps involves risks that are different from those associated with other portfolio transactions. Swap agreements are privately negotiated in the over-the-counter market and may be entered into as a bilateral contract (“OTC Swaps”) or centrally cleared (“Centrally Cleared Swaps”). Unlike Centrally Cleared Swaps, the Fund has credit exposure to the counterparties of OTC Swaps.

In a Centrally Cleared Swap, immediately following execution of the swap, the swap agreement is submitted to a clearinghouse or central counterparty (the “CCP”) and the CCP becomes the ultimate counterparty of the swap agreement. The Fund is required to interface with the CCP through a broker, acting in an agency capacity. All payments are settled with the CCP through the broker. Upon entering into a Centrally Cleared Swap, the Fund is required to deposit initial margin with the broker in the form of cash or securities.

Swap contracts are marked-to-market daily and changes in value are recorded as unrealized appreciation (depreciation). The daily change in valuation of Centrally Cleared Swaps, if any, is recorded as a net receivable or payable for variation margin on the Statement of Assets and Liabilities. Gains or losses are realized upon termination of the swap agreement. Collateral, in the form of restricted cash or securities, may be required to be held in segregated accounts with the Fund’s custodian in compliance with the terms of the swap contracts. Securities posted as collateral for swap contracts are identified in the Schedule of Investments and restricted cash, if any, is identified on the Statement of Assets and Liabilities. Risks may exceed amounts recorded in the Statement of Assets and Liabilities. These risks include changes in the returns of the underlying instruments, failure of the counterparties to perform under the contracts’ terms, and the possible lack of liquidity with respect to the swap agreements.

76	Western Asset Macro Opportunities Fund 2021 Annual Report

OTC Swap payments received or made at the beginning of the measurement period are reflected as a premium or deposit, respectively, on the Statement of Assets and Liabilities. These upfront payments are amortized over the life of the swap and are recognized as realized gain or loss in the Statement of Operations. Net periodic payments received or paid by the Fund are recognized as a realized gain or loss in the Statement of Operations.

The Fund’s maximum exposure in the event of a defined credit event on a credit default swap to sell protection is the notional amount. As of October 31, 2021, the total notional value of all credit default swaps to sell protection was $192,467,750. This amount would be offset by the value of the swap’s reference entity, upfront premiums received on the swap and any amounts received from the settlement of a credit default swap where the Fund bought protection for the same referenced security/entity.

For average notional amounts of swaps held during the year ended October 31, 2021, see Note 4.

Credit default swaps

The Fund enters into credit default swap (“CDS”) contracts for investment purposes, to manage its credit risk or to add leverage. CDS agreements involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a default by a third party, typically corporate or sovereign issuers, on a specified obligation, or in the event of a write-down, principal shortfall, interest shortfall or default of all or part of the referenced entities comprising a credit index. The Fund may use a CDS to provide protection against defaults of the issuers (i.e., to reduce risk where the Fund has exposure to an issuer) or to take an active long or short position with respect to the likelihood of a particular issuer’s default. As a seller of protection, the Fund generally receives an upfront payment or a stream of payments throughout the term of the swap provided that there is no credit event. If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the maximum potential amount of future payments (undiscounted) that the Fund could be required to make under a credit default swap agreement would be an amount equal to the notional amount of the agreement. These amounts of potential payments will be partially offset by any recovery of values from the respective referenced obligations. As a seller of protection, the Fund effectively adds leverage to its portfolio because, in addition to its total net assets, the Fund is subject to investment exposure on the notional amount of the swap. As a buyer of protection, the Fund generally receives an amount up to the notional value of the swap if a credit event occurs.

Implied spreads are the theoretical prices a lender receives for credit default protection. When spreads rise, market perceived credit risk rises and when spreads fall, market perceived credit risk falls. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to enter into the agreement. Wider credit spreads and decreasing market values, when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement. Credit spreads utilized in determining the period end market value of credit default swap agreements on corporate or sovereign issues are disclosed in the Schedule of Investments and serve as an indicator of the current status of

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Notes to financial statements (cont’d)

the payment/performance risk and represent the likelihood or risk of default for credit derivatives. For credit default swap agreements on asset-backed securities and credit indices, the quoted market prices and resulting values, particularly in relation to the notional amount of the contract as well as the annual payment rate, serve as an indication of the current status of the payment/performance risk.

The Fund’s maximum risk of loss from counterparty risk, as the protection buyer, is the fair value of the contract (this risk is mitigated by the posting of collateral by the counterparty to the Fund to cover the Fund’s exposure to the counterparty). As the protection seller, the Fund’s maximum risk is the notional amount of the contract. Credit default swaps are considered to have credit risk-related contingent features since they require payment by the protection seller to the protection buyer upon the occurrence of a defined credit event.

Entering into a CDS agreement involves, to varying degrees, elements of credit, market and documentation risk in excess of the related amounts recognized on the Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreement may default on its obligation to perform or disagree as to the meaning of the contractual terms in the agreement, and that there will be unfavorable changes in net interest rates.

Interest rate swaps

The Fund enters into interest rate swap contracts to manage its exposure to interest rate risk. Interest rate swaps are agreements between two parties to exchange cash flows based on a notional principal amount. The Fund may elect to pay a fixed rate and receive a floating rate, receive a fixed rate and pay a floating rate, or pay and receive a floating rate, on a notional principal amount. Interest rate swaps are marked-to-market daily based upon quotations from market makers and the change, if any, is recorded as an unrealized appreciation or depreciation in the Statement of Operations. When a swap contract is terminated early, the Fund records a realized gain or loss equal to the difference between the original cost and the settlement amount of the closing transaction.

The risks of interest rate swaps include changes in market conditions that will affect the value of the contract or changes in the present value of the future cash flow streams and the possible inability of the counterparty to fulfill its obligations under the agreement. The Fund’s maximum risk of loss from counterparty credit risk is the discounted net value of the cash flows to be received from the counterparty over the contract’s remaining life, to the extent that amount is positive. This risk is mitigated by the posting of collateral by the counterparty to the Fund to cover the Fund’s exposure to the counterparty.

(h) Swaptions. The Fund may purchase or write swaption contracts to manage exposure to fluctuations in interest rates or to enhance yield. The Fund may also purchase and write swaption contracts to manage exposure to an underlying instrument. Swaption contracts written by the Fund represent an option that gives the purchaser the right, but not the obligation, to enter into a previously agreed upon swap contract at a future date. Swaption contracts purchased by the Fund represent an option that gives the Fund the right, but not the obligation, to enter into a previously agreed upon swap contract at a future date.

78	Western Asset Macro Opportunities Fund 2021 Annual Report

When the Fund writes a swaption, an amount equal to the premium received by the Fund is recorded as a liability, the value of which is marked-to-market daily to reflect the current market value of the swaption written. If the swaption expires, the Fund realizes a gain equal to the amount of the premium received.

When the Fund purchases a swaption, an amount equal to the premium paid by the Fund is recorded as an investment on the Statement of Assets and Liabilities, the value of which is marked-to-market daily to reflect the current market value of the swaption purchased. If the swaption expires, the Fund realizes a loss equal to the amount of the premium paid.

Swaptions are marked-to-market daily based upon quotations from market makers. Changes in the value of the swaption are reported as unrealized gains or losses in the Statement of Operations.

(i) Loan participations. The Fund may invest in loans arranged through private negotiation between one or more financial institutions. The Fund’s investment in any such loan may be in the form of a participation in or an assignment of the loan. In connection with purchasing participations, the Fund generally will have no right to enforce compliance by the borrower with the terms of the loan agreement related to the loan, or any rights of off-set against the borrower and the Fund may not benefit directly from any collateral supporting the loan in which it has purchased the participation.

The Fund assumes the credit risk of the borrower, the lender that is selling the participation and any other persons interpositioned between the Fund and the borrower. In the event of the insolvency of the lender selling the participation, the Fund may be treated as a general creditor of the lender and may not benefit from any off-set between the lender and the borrower.

(j) Stripped securities. The Fund may invest in ‘‘Stripped Securities,’’ a term used collectively for components, or strips, of fixed income securities. Stripped Securities can be principal only securities (“PO”), which are debt obligations that have been stripped of unmatured interest coupons, or interest only securities (“IO”), which are unmatured interest coupons that have been stripped from debt obligations. The market value of Stripped Securities will fluctuate in response to changes in economic conditions, rates of pre-payment, interest rates and the market’s perception of the securities. However, fluctuations in response to interest rates may be greater in Stripped Securities than for debt obligations of comparable maturities that pay interest currently. The amount of fluctuation may increase with a longer period of maturity.

The yield to maturity on IO’s is sensitive to the rate of principal repayments (including prepayments) on the related underlying debt obligation and principal payments may have a material effect on yield to maturity. If the underlying debt obligation experiences greater than anticipated prepayments of principal, the Fund may not fully recoup its initial investment in IO’s.

(k) Securities traded on a when-issued and delayed delivery basis. The Fund may trade securities on a when-issued or delayed delivery basis. In when-issued and delayed delivery transactions, the securities are purchased or sold by the Fund with payment and

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Notes to financial statements (cont’d)

delivery taking place in the future in order to secure what is considered to be an advantageous price and yield to the Fund at the time of entering into the transaction.

Purchasing such securities involves risk of loss if the value of the securities declines prior to settlement. These securities are subject to market fluctuations and their current value is determined in the same manner as for other securities.

(l) Inflation-indexed bonds. Inflation-indexed bonds are fixed income securities whose principal value or interest rate is periodically adjusted according to the rate of inflation. As the index measuring inflation changes, the principal value or interest rate of inflation-indexed bonds will be adjusted accordingly. Inflation adjustments to the principal amount of inflation-indexed bonds are reflected as an increase or decrease to investment income on the Statement of Operations. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of U.S. Treasury inflation-indexed bonds. For bonds that do not provide a similar guarantee, the adjusted principal value of the bond repaid at maturity may be less than the original principal.

(m) Foreign currency translation. Investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates on the date of valuation. Purchases and sales of investment securities and income and expense items denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates on the respective dates of such transactions.

The Fund does not isolate that portion of the results of operations resulting from fluctuations in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from sales of foreign currencies, including gains and losses on forward foreign currency contracts, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the values of assets and liabilities, other than investments in securities, on the date of valuation, resulting from changes in exchange rates.

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of U.S. dollar denominated transactions as a result of, among other factors, the possibility of lower levels of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability.

(n) Credit and market risk. The Fund invests in high-yield and emerging market instruments that are subject to certain credit and market risks. The yields of high-yield and emerging market debt obligations reflect, among other things, perceived credit and market risks. The Fund’s investments in securities rated below investment grade typically involve risks not associated with higher rated securities including, among others, greater risk

80	Western Asset Macro Opportunities Fund 2021 Annual Report

related to timely and ultimate payment of interest and principal, greater market price volatility and less liquid secondary market trading. The consequences of political, social, economic or diplomatic changes may have disruptive effects on the market prices of investments held by the Fund. The Fund’s investments in non-U.S. dollar denominated securities may also result in foreign currency losses caused by devaluations and exchange rate fluctuations.

Investments in securities that are collateralized by real estate mortgages are subject to certain credit and liquidity risks. When market conditions result in an increase in default rates of the underlying mortgages and the foreclosure values of underlying real estate properties are materially below the outstanding amount of these underlying mortgages, collection of the full amount of accrued interest and principal on these investments may be doubtful. Such market conditions may significantly impair the value and liquidity of these investments and may result in a lack of correlation between their credit ratings and values.

(o) Foreign investment risks. The Fund’s investments in foreign securities may involve risks not present in domestic investments. Since securities may be denominated in foreign currencies, may require settlement in foreign currencies or may pay interest or dividends in foreign currencies, changes in the relationship of these foreign currencies to the U.S. dollar can significantly affect the value of the investments and earnings of the Fund. Foreign investments may also subject the Fund to foreign government exchange restrictions, expropriation, taxation or other political, social or economic developments, all of which affect the market and/or credit risk of the investments.

(p) Counterparty risk and credit-risk-related contingent features of derivative instruments. The Fund may invest in certain securities or engage in other transactions, where the Fund is exposed to counterparty credit risk in addition to broader market risks. The Fund may invest in securities of issuers, which may also be considered counterparties as trading partners in other transactions. This may increase the risk of loss in the event of default or bankruptcy by the counterparty or if the counterparty otherwise fails to meet its contractual obligations. The Fund’s subadviser attempts to mitigate counterparty risk by (i) periodically assessing the creditworthiness of its trading partners, (ii) monitoring and/or limiting the amount of its net exposure to each individual counterparty based on its assessment and (iii) requiring collateral from the counterparty for certain transactions. Market events and changes in overall economic conditions may impact the assessment of such counterparty risk by the subadviser. In addition, declines in the values of underlying collateral received may expose the Fund to increased risk of loss.

With exchange traded and centrally cleared derivatives, there is less counterparty risk to the Fund since the exchange or clearinghouse, as counterparty to such instruments, guarantees against a possible default. The clearinghouse stands between the buyer and the seller of the contract; therefore, the credit risk is limited to failure of the clearinghouse.

While offset rights may exist under applicable law, the Fund does not have a contractual right of offset against a clearing broker or clearinghouse in the event of a default of the clearing broker or clearinghouse.

The Fund has entered into master agreements, such as an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar

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Notes to financial statements (cont’d)

agreement, with certain of its derivative counterparties that govern over-the-counter (“OTC”) derivatives and provide for general obligations, representations, agreements, collateral posting terms, netting provisions in the event of default or termination and credit related contingent features. The credit related contingent features include, but are not limited to, a percentage decrease in the Fund’s net assets or net asset value per share over a specified period of time. If these credit related contingent features were triggered, the derivatives counterparty could terminate the positions and demand payment or require additional collateral.

Under an ISDA Master Agreement, the Fund may, under certain circumstances, offset with the counterparty certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment. However, absent an event of default by the counterparty or a termination of the agreement, the terms of the ISDA Master Agreements do not result in an offset of reported amounts of financial assets and financial liabilities in the Statement of Assets and Liabilities across transactions between the Fund and the applicable counterparty. The enforceability of the right to offset may vary by jurisdiction.

Collateral requirements differ by type of derivative. Collateral or margin requirements are set by the broker or exchange clearinghouse for exchange traded derivatives while collateral terms are contract specific for OTC traded derivatives. Cash collateral that has been pledged to cover obligations of the Fund under derivative contracts, if any, will be reported separately in the Statement of Assets and Liabilities. Securities pledged as collateral, if any, for the same purpose are noted in the Schedule of Investments.

As of October 31, 2021, the Fund held OTC written options, forward foreign currency contracts and OTC interest rate swaps with credit related contingent features which had a liability position of $35,104,404. If a contingent feature in the master agreements would have been triggered, the Fund would have been required to pay this amount to its derivatives counterparties. As of October 31, 2021, the Fund had posted with its counterparties cash and/or securities as collateral to cover the net liability of these derivatives amounting to $24,670,000 which could be used to reduce the required payment.

At October 31, 2021, the Fund held non-cash collateral from BNP Paribas SA in the amount of $285,346. This amount could be used to reduce the Fund’s exposure to the counterparty in the event of default.

(q) Security transactions and investment income. Security transactions are accounted for on a trade date basis. Interest income (including interest income from payment-in-kind securities), adjusted for amortization of premium and accretion of discount, is recorded on the accrual basis. Paydown gains and losses on mortgage- and asset-backed securities are recorded as adjustments to interest income. Dividend income is recorded on the ex-dividend date for dividends received in cash and/or securities. Foreign dividend income is recorded on the ex-dividend date or as soon as practicable after the Fund determines the existence of a dividend declaration after exercising reasonable due diligence. The cost of investments sold is determined by use of the specific identification method. To the extent any issuer defaults or a credit event occurs that impacts the issuer, the Fund may halt any additional

82	Western Asset Macro Opportunities Fund 2021 Annual Report

interest income accruals and consider the realizability of interest accrued up to the date of default or credit event.

(r) Distributions to shareholders. Distributions from net investment income and distributions of net realized gains, if any, are declared at least annually. Distributions to shareholders of the Fund are recorded on the ex-dividend date and are determined in accordance with income tax regulations, which may differ from GAAP.

(s) Share class accounting. Investment income, common expenses and realized/ unrealized gains (losses) on investments are allocated to the various classes of the Fund on the basis of daily net assets of each class. Fees relating to a specific class are charged directly to that share class.

(t) Compensating balance arrangements. The Fund has an arrangement with its custodian bank whereby a portion of the custodian’s fees is paid indirectly by credits earned on the Fund’s cash on deposit with the bank.

(u) Federal and other taxes. It is the Fund’s policy to comply with the federal income and excise tax requirements of the Internal Revenue Code of 1986 (the “Code”), as amended, applicable to regulated investment companies. Accordingly, the Fund intends to distribute its taxable income and net realized gains, if any, to shareholders in accordance with timing requirements imposed by the Code. Therefore, no federal or state income tax provision is required in the Fund’s financial statements.

Management has analyzed the Fund’s tax positions taken on income tax returns for all open tax years and has concluded that as of October 31, 2021, no provision for income tax is required in the Fund’s financial statements. The Fund’s federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state departments of revenue.

Under the applicable foreign tax laws, a withholding tax may be imposed on interest, dividends and capital gains at various rates. Realized gains upon the disposition of securities issued in or by certain foreign countries are subject to capital gains tax imposed by those countries. As of October 31, 2021, there were $588,721 of capital gains tax liabilities accrued on unrealized gains.

(v) Reclassification. GAAP requires that certain components of net assets be reclassified to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset value per share. During the current year, the Fund had no reclassifications.

2. Investment management agreement and other transactions with affiliates

Legg Mason Partners Fund Advisor, LLC (“LMPFA”) is the Fund’s investment manager. Western Asset Management Company, LLC (“Western Asset”), Western Asset Management Company Pte. Ltd. in Singapore (“Western Singapore”), Western Asset Management Company Ltd in Japan (“Western Japan”) and Western Asset Management Company Limited in London (“Western Asset London”) are the Fund’s subadvisers. LMPFA,

Western Asset Macro Opportunities Fund 2021 Annual Report	83

Notes to financial statements (cont’d)

Western Asset, Western Singapore, Western Japan and Western Asset London are indirect, wholly-owned subsidiaries of Franklin Resources, Inc. (“Franklin Resources”).

LMPFA provides administrative and certain oversight services to the Fund. The Fund pays LMPFA an investment management fee, calculated daily and paid monthly, at an annual rate of 1.15% of the Fund’s average daily net assets.

As a result of expense limitation arrangements between the Fund and LMPFA, the ratio of total annual fund operating expenses, other than interest, brokerage commissions, taxes, extraordinary expenses, deferred organizational expenses and acquired fund fees and expenses, to average net assets of Class A, Class C, Class FI, Class I and Class IS shares did not exceed 1.58% (1.65% prior to May 21, 2021), 2.40%, 1.65%, 1.35% and 1.25%, respectively. In addition, the ratio of total annual fund operating expenses for Class IS shares did not exceed the ratio of total annual fund operating expenses for Class I shares. These expense limitation arrangements cannot be terminated prior to December 31, 2023 without the Board of Directors’ consent. In addition, the manager has agreed to waive the Fund’s management fee to an extent sufficient to offset the net management fee payable in connection with any investment in an affiliated money market fund (the “affiliated money market fund waiver”). The affiliated money market fund waiver is not subject to the recapture provision discussed below.

During the year ended October 31, 2021, fees waived and/or expenses reimbursed amounted to $6,391, all of which was an affiliated money market fund waiver.

LMPFA is permitted to recapture amounts waived and/or reimbursed to a class within two years after the fiscal year in which LMPFA earned the fee or incurred the expense if the class’ total annual fund operating expenses have fallen to a level below the expense limitation (“expense cap”) in effect at the time the fees were earned or the expenses incurred. In no case will LMPFA recapture any amount that would result, on any particular business day of the Fund, in the class’ total annual fund operating expenses exceeding the expense cap or any other lower limit then in effect.

Pursuant to these arrangements, at October 31, 2021, the Fund had no remaining fee waivers and/or expense reimbursements subject to recapture by LMPFA. For the year ended October 31, 2021, LMPFA did not recapture any fees.

Franklin Distributors, LLC (known as Legg Mason Investor Services, LLC prior to July 7, 2021) (“Franklin Distributors”) serves as the Fund’s sole and exclusive distributor. Franklin Distributors is an indirect, wholly-owned broker-dealer subsidiary of Franklin Resources.

There is a maximum initial sales charge of 4.25% for Class A shares. There is a contingent deferred sales charge (“CDSC”) of 1.00% on Class C shares, which applies if redemption occurs within 12 months from purchase payment. In certain cases, Class A shares have a 1.00% CDSC, which applies if redemption occurs within 18 months from purchase payment. This CDSC only applies to those purchases of Class A shares, which, when combined with current holdings of other shares of Legg Mason funds, equal or exceed $1,000,000 in the aggregate. These purchases do not incur an initial sales charge.

There was a maximum initial sales charge of 4.25% for Class A2 shares. In certain cases, Class A2 shares had a 1.00% CDSC, which applied if redemption occurred within 18 months

84	Western Asset Macro Opportunities Fund 2021 Annual Report

from purchase payment. This CDSC only applied to those purchases of Class A2 shares, which when combined with holdings of other shares of Legg Mason funds, equaled or exceeded $1,000,000 in aggregate. Those purchases did not incur an initial sales charge.

For the year ended October 31, 2021, sales charges retained by and CDSCs paid to Franklin Distributors and its affiliates, if any, were as follows:

	Class A	Class A2†	Class C
Sales charges	$3,993	$83	—
CDSCs	—	—	$289

†	On June 24, 2021, the Fund converted its Class A2 shares into Class A shares.

All officers and one Director of the Corporation are employees of Franklin Resources or its affiliates and do not receive compensation from the Corporation.

3. Investments

During the year ended October 31, 2021, the aggregate cost of purchases and proceeds from sales of investments (excluding short-term investments) and U.S. Government & Agency Obligations were as follows:

	Investments	U.S. Government & Agency Obligations
Purchases	$304,668,595	$873,486,084
Sales	323,376,422	761,470,302

At October 31, 2021, the aggregate cost of investments and the aggregate gross unrealized appreciation and depreciation of investments for federal income tax purposes were as follows:

	Cost/Premiums Paid (Received)	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
Securities	$1,585,710,177	$83,361,590	$(73,042,179)	$10,319,411
Written options	(18,819,892)	6,754,487	(5,018,382)	1,736,105
Futures contracts	—	42,099,326	(61,745,056)	(19,645,730)
Forward foreign currency contracts	—	3,382,176	(6,815,765)	(3,433,589)
Swap contracts	3,798,521	116,743,792	(34,935,583)	81,808,209

Western Asset Macro Opportunities Fund 2021 Annual Report	85

Notes to financial statements (cont’d)

4. Derivative instruments and hedging activities

Below is a table, grouped by derivative type, that provides information about the fair value and the location of derivatives within the Statement of Assets and Liabilities at October 31, 2021.

ASSET DERIVATIVES[1]
	Interest Rate Risk	Foreign Exchange Risk	Credit Risk	Total
Purchased options[2]	$2,859,063	$6,199,377	—	$9,058,440
Futures contracts[3]	40,655,593	1,443,733	—	42,099,326
Forward foreign currency contracts	—	3,382,176	—	3,382,176
Centrally cleared swap contracts[4]	116,704,169	—	$39,623	116,743,792
Total	$160,218,825	$11,025,286	$39,623	$171,283,734

LIABILITY DERIVATIVES[1]
	Interest Rate Risk	Foreign Exchange Risk	Credit Risk	Total
Written options	$13,141,569	$3,942,218	—	$17,083,787
Futures contracts[3]	56,601,018	5,144,038	—	61,745,056
Forward foreign currency contracts	—	6,815,765	—	6,815,765
OTC swap contracts[5]	25,387,884	—	—	25,387,884
Centrally cleared swap contracts[4]	9,522,144	—	$25,818	9,547,962
Total	$104,652,615	$15,902,021	$25,818	$120,580,454

[1]	Generally, the balance sheet location for asset derivatives is receivables/net unrealized appreciation and for liability derivatives is payables/net unrealized depreciation.

[2]	Market value of purchased options is reported in Investments in unaffiliated securities at value in the Statement of Assets and Liabilities.

[3]

Includes cumulative unrealized appreciation (depreciation) of futures contracts as reported in the Schedule of Investments. Only net variation margin is reported within the receivables and/or payables on the Statement of Assets and Liabilities.

[4]

Includes cumulative unrealized appreciation (depreciation) of centrally cleared swap contracts as reported in the Schedule of Investments. Only net variation margin is reported within the receivables and/or payables on the Statement of Assets and Liabilities.

[5]	Values include premiums paid (received) on swap contracts which are shown separately in the Statement of Assets and Liabilities.

86	Western Asset Macro Opportunities Fund 2021 Annual Report

The following tables provide information about the effect of derivatives and hedging activities on the Fund’s Statement of Operations for the year ended October 31, 2021. The first table provides additional detail about the amounts and sources of gains (losses) realized on derivatives during the period. The second table provides additional information about the change in unrealized appreciation (depreciation) resulting from the Fund’s derivatives and hedging activities during the period.

AMOUNT OF REALIZED GAIN (LOSS) ON DERIVATIVES RECOGNIZED
	Interest Rate Risk	Foreign Exchange Risk	Credit Risk	Total
Purchased options[1]	$(27,907,735)	$(21,997,426)	$(144,372)	$(50,049,533)
Futures contracts	(158,501,506)	1,139,189	—	(157,362,317)
Written options	86,480,274	31,745,618	562,835	118,788,727
Swap contracts	23,849,013	—	14,098,166	37,947,179
Forward foreign currency contracts	—	(1,909,216)	—	(1,909,216)
Total	$(76,079,954)	$8,978,165	$14,516,629	$(52,585,160)

[1]	Net realized gain (loss) from purchased options is reported in Net Realized Gain (Loss) From Investment transactions in unaffiliated securities in the Statement of Operations.

CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION) ON DERIVATIVES RECOGNIZED
	Interest Rate Risk	Foreign Exchange Risk	Credit Risk	Total
Purchased options1	$1,156,184	$1,680,974	—	$2,837,158
Futures contracts	59,638,812	(3,930,892)	—	55,707,920
Written options	68,863	(1,416,288)	$(165,393)	(1,512,818)
Swap contracts	37,044,142	—	(2,178,209)	34,865,933
Forward foreign currency contracts	—	(1,498,415)	—	(1,498,415)
Total	$97,908,001	$(5,164,621)	$(2,343,602)	$90,399,778

[1]

The change in unrealized appreciation (depreciation) from purchased options is reported in the Change in Net Unrealized Appreciation (Depreciation) From Investments in unaffiliated securities in the Statement of Operations.

During the year ended October 31, 2021, the volume of derivative activity for the Fund was as follows:

Average Market Value
Purchased options	$6,364,643
Written options	12,731,349
Futures contracts (to buy)	6,261,410,150
Futures contracts (to sell)	3,673,975,606
Forward foreign currency contracts (to buy)	409,852,030
Forward foreign currency contracts (to sell)	488,276,041

Western Asset Macro Opportunities Fund 2021 Annual Report	87

Notes to financial statements (cont’d)

Average Notional Balance
Interest rate swap contracts	$3,829,844,867
Credit default swap contracts (buy protection)	1,094,077
Credit default swap contracts (sell protection)	302,731,577

The following table presents the Fund’s OTC derivative assets and liabilities by counterparty net of amounts available for offset under an ISDA Master Agreement and net of the related collateral pledged (received) by the Fund as of October 31, 2021.

Counterparty	Gross Assets Subject to Master Agreements[1]	Gross Liabilities Subject to Master Agreements[1]	Net Assets (Liabilities) Subject to Master Agreements	Collateral Pledged (Received)[2,3]	Net Amount[4,5]
Bank of America N.A.	—	$(8,650,804)	$(8,650,804)	$8,650,804	—
BNP Paribas SA	$556,654	(300,070)	256,584	(285,346)	$(28,762)
Citibank N.A.	1,527,213	(1,643,909)	(116,696)	420,000	303,304
Goldman Sachs Group Inc.	3,572,870	(10,677,451)	(7,104,581)	5,620,000	(1,484,581)
JPMorgan Chase & Co.	1,296,002	(8,451,748)	(7,155,746)	6,180,000	(975,746)
Morgan Stanley & Co. Inc.	2,417,754	(5,380,422)	(2,962,668)	2,680,000	(282,668)
Total	$9,370,493	$(35,104,404)	$(25,733,911)	$23,265,458	$(2,468,453)

[1]	Absent an event of default or early termination, derivative assets and liabilities are presented gross and not offset in the Statement of Assets and Liabilities.

[2]	Gross amounts are not offset in the Statement of Assets and Liabilities.

[3]	In some instances, the actual collateral received and/or pledged may be more than the amount shown here due to overcollateralization.

[4]	Net amount may also include forward foreign currency exchange contracts that are not required to be collateralized.

[5]	Represents the net amount receivable (payable) from (to) the counterparty in the event of default.

5. Class specific expenses, waivers and/or expense reimbursements

The Fund has adopted a Rule 12b-1 shareholder services and distribution plan and under that plan the Fund pays service and/or distribution fees with respect to its Class A, Class A2, Class C and Class FI shares calculated at the annual rate of 0.25%, 0.25%, 1.00% and 0.25% of the average daily net assets of each class, respectively. Service and/or distribution fees are accrued daily and paid monthly.

88	Western Asset Macro Opportunities Fund 2021 Annual Report

For the year ended October 31, 2021, class specific expenses were as follows:

	Service and/or Distribution Fees	Transfer Agent Fees
Class A	$114,365	$54,454
Class A2†	967	651
Class C	205,977	14,242
Class FI	100,071	58,811
Class I	—	1,183,856
Class IS	—	28,353
Total	$421,380	$1,340,367

†	On June 24, 2021, the Fund converted its Class A2 shares into Class A shares.

For the year ended October 31, 2021, waivers and/or expense reimbursements by class were as follows:

Waivers/Expense Reimbursements
Class A	$181
Class A2†	2
Class C	82
Class FI	152
Class I	4,827
Class IS	1,147
Total	$6,391

†	On June 24, 2021, the Fund converted its Class A2 shares into Class A shares.

6. Distributions to shareholders by class

	Year Ended October 31, 2021	Year Ended October 31, 2020
Net Investment Income:
Class A	$ 1,886	$2,138,948
Class A2†	—	28,860
Class C	—	1,156,579
Class FI	—	2,703,238
Class I	642,392	65,473,575
Class IS	167,283	11,873,845
Total	$811,561	$83,375,045

Western Asset Macro Opportunities Fund 2021 Annual Report	89

Notes to financial statements (cont’d)

	Year Ended October 31, 2021	Year Ended October 31, 2020
Net Realized Gains:
Class A	—	$2,225,265
Class A2†	—	30,134
Class C	—	1,417,628
Class FI	—	2,826,912
Class I	—	64,676,742
Class IS	—	11,554,529
Total	—	$82,731,210

†	On June 24, 2021, the Fund converted its Class A2 shares into Class A shares.

7. Capital shares

At October 31, 2021, the Corporation had 42.7 billion shares of capital stock authorized with a par value of $0.001 per share. Transactions in shares of each class were as follows:

	Year Ended October 31, 2021		Year Ended October 31, 2020
	Shares	Amount	Shares	Amount
Class A
Shares sold	928,026	$10,702,125	1,794,714	$19,682,175
Shares issued on reinvestment	128	1,502	339,268	3,711,588
Shares repurchased	(1,466,285)	(16,744,962)	(1,622,469)	(17,290,520)
Net increase (decrease)	(538,131)	$(6,041,335)	511,513	$6,103,243

Class A2†
Shares sold	4,879	$54,323	20,627	$219,630
Shares issued on reinvestment	—	—	5,442	58,994
Shares repurchased	(60,608)	(696,119)	(20,870)	(219,392)
Net increase (decrease)	(55,729)	$(641,796)	5,199	$59,232

Class C
Shares sold	214,005	$2,419,812	559,181	$6,155,134
Shares issued on reinvestment	—	—	189,244	2,053,299
Shares repurchased	(611,596)	(6,912,369)	(1,190,605)	(12,578,511)
Net decrease	(397,591)	$(4,492,557)	(442,180)	$(4,370,078)

Class FI
Shares sold	581,650	$6,664,978	1,114,848	$12,045,316
Shares issued on reinvestment	—	—	505,228	5,527,197
Shares repurchased	(560,952)	(6,449,801)	(2,809,927)	(29,125,057)
Net increase (decrease)	20,698	$215,177	(1,189,851)	$(11,552,544)

Class I
Shares sold	40,540,397	$466,576,567	50,630,267	$558,577,551
Shares issued on reinvestment	39,381	461,932	8,687,050	94,862,589
Shares repurchased	(50,581,525)	(578,523,042)	(54,774,620)	(574,044,005)
Net increase (decrease)	(10,001,747)	$(111,484,543)	4,542,697	$79,396,135

90	Western Asset Macro Opportunities Fund 2021 Annual Report

	Year Ended October 31, 2021		Year Ended October 31, 2020
	Shares	Amount	Shares	Amount
Class IS
Shares sold	20,071,129	$229,677,245	12,920,526	$140,935,194
Shares issued on reinvestment	10,191	119,847	1,381,147	15,109,746
Shares repurchased	(5,920,573)	(68,141,401)	(12,028,541)	(122,340,203)
Net increase	14,160,747	$161,655,691	2,273,132	$33,704,737

†

On June 24, 2021, the Fund converted 52,969 Class A2 shares into 52,423 Class A shares, valued at $609,674. These amounts are reflected in the Class A shares sold and Class A2 shares repurchased, respectively.

8. Transactions with affiliated company

As defined by the 1940 Act, an affiliated company is one in which the Fund owns 5% or more of the outstanding voting securities, or a company which is under common ownership or control with the Fund. The following company was considered an affiliated company for all or some portion of the year ended October 31, 2021. The following transactions were effected in such company for the year ended October 31, 2021.

	Affiliate Value at
	October 31, 2020	Purchased		Sold
		Cost	Shares	Cost	Shares
Western Asset Premier Institutional Government Reserves, Premium Shares	$24,106,430	$866,217,978	866,217,978	$882,550,851	882,550,851

(cont’d)	Realized Gain (Loss)	Interest Income		Net Increase (Decrease) in Unrealized Appreciation (Depreciation)	Affiliate Value at October 31, 2021
Western Asset Premier Institutional Government Reserves, Premium Shares	—	$2,316		—	$7,773,557

9. Redemption facility

Effective February 5, 2021, the Fund’s redemption facility (the “Redemption Facility”) was terminated and the Fund and certain other participating funds within the Corporation, together with other U.S. registered and foreign investment funds (collectively, the “Borrowers”) managed by LMPFA or Franklin Resources, became borrowers in a joint syndicated senior unsecured credit facility totaling $2.675 billion (the “Global Credit Facility”). The Global Credit Facility provides a source of funds to the Borrowers for temporary and emergency purposes, including the ability to meet future unanticipated or unusually large redemption requests. Unless renewed, the Global Credit Facility will terminate on February 4, 2022.

Western Asset Macro Opportunities Fund 2021 Annual Report	91

Notes to financial statements (cont’d)

Under the terms of the Global Credit Facility, the Fund shall, in addition to interest charged on any borrowings made by the Fund and other costs incurred by the Fund, pay its share of fees and expenses incurred in connection with the implementation and maintenance of the Global Credit Facility, based upon its relative share of the aggregate net assets of all the Borrowers, including an annual commitment fee of 0.15% based upon the unused portion of the Global Credit Facility; there is no upfront fee. Under the Redemption Facility, the Fund had access to the aggregate amount of $485 million for the period November 16, 2020 to February 5, 2021 and $265 million prior to November 16, 2020, and the following terms were in effect: the annual commitment fee to maintain the Redemption Facility was 0.15% incurred on the unused portion of the facility and there was an annual upfront fee of 0.06% of the $485 million Redemption Facility; prior to November 16, 2020, there was no upfront fee. The aggregate commitment fees under the Global Credit Facility and Redemption Facility are reflected in the Statement of Operations. The Fund did not utilize the Global Credit Facility nor the Redemption Facility during the year ended October 31, 2021.

10. Income tax information and distributions to shareholders

The tax character of distributions paid during the fiscal years ended October 31, was as follows:

	2021	2020
Distributions paid from:
Ordinary income	$811,561	$119,553,180
Net long-term capital gains	—	46,553,075
Total distributions paid	$811,561	$166,106,255

As of October 31, 2021, the components of distributable earnings (loss) on a tax basis were as follows:

Undistributed ordinary income — net	$43,995,110
Deferred capital losses*	(68,037,062)
Other book/tax temporary differences(a)	4,613,760
Unrealized appreciation (depreciation)(b)	70,334,360
Total distributable earnings (loss) — net	$50,906,168

*

These capital losses have been deferred in the current year as either short-term or long-term losses. The losses will be deemed to occur on the first day of the next taxable year in the same character as they were originally deferred and will be available to offset future taxable capital gains.

(a)

Other book/tax temporary differences are attributable to the tax deferral of losses on straddles, the realization for tax purposes of unrealized gains (losses) on certain futures, options, and foreign currency contracts and book/tax differences in the timing of the deductibility of various expenses.

(b)	The difference between book-basis and tax-basis unrealized appreciation (depreciation) is attributable to the tax deferral of losses on wash sales and other book/tax basis adjustments.

11. Recent accounting pronouncement

In March 2020, the Financial Accounting Standards Board (FASB) issued Accounting Standards Update (ASU) No. 2020-04, Reference Rate Reform (Topic 848) – Facilitation of the Effects of Reference Rate Reform on Financial Reporting. In January 2021, the FASB issued ASU No. 2021-01, with further amendments to Topic 848. The amendments in the ASUs provide optional temporary accounting recognition and financial reporting relief from

92	Western Asset Macro Opportunities Fund 2021 Annual Report

the effect of certain types of contract modifications due to the planned discontinuation of the LIBOR and other interbank-offered based reference rates as of the end of 2021 and 2023. The ASUs are effective for certain reference rate-related contract modifications that occur during the period March 12, 2020 through December 31, 2022. Management has reviewed the requirements and believes the adoption of these ASUs will not have a material impact on the financial statements.

12. Other matters

The outbreak of the respiratory illness COVID-19 (commonly referred to as “coronavirus”) has continued to rapidly spread around the world, causing considerable uncertainty for the global economy and financial markets. The ultimate economic fallout from the pandemic, and the long-term impact on economies, markets, industries and individual issuers, are not known. The COVID-19 pandemic could adversely affect the value and liquidity of the Fund’s investments, impair the Fund’s ability to satisfy redemption requests, and negatively impact the Fund’s performance. In addition, the outbreak of COVID-19, and measures taken to mitigate its effects, could result in disruptions to the services provided to the Fund by its service providers.

*  *  *

The Fund’s investments, payment obligations, and financing terms may be based on floating rates, such as the London Interbank Offered Rate, or “LIBOR,” which is the offered rate for short-term Eurodollar deposits between major international banks. On March 5, 2021, the ICE Benchmark Administration, the administrator of LIBOR, stated that it will cease the publication of (i) the overnight and one-, three-, six- and twelve-month USD LIBOR settings immediately following the LIBOR publication on Friday, June 30, 2023 and (ii) all other LIBOR settings, including the one-week and two-month USD LIBOR settings, immediately following the LIBOR publication on Friday, December 31, 2021. There remains uncertainty regarding the nature of any replacement rate and the impact of the transition from LIBOR on the Fund’s transactions and the financial markets generally. As such, the potential effect of a transition away from LIBOR on the Fund or the Fund’s investments cannot yet be determined.

Western Asset Macro Opportunities Fund 2021 Annual Report	93

Report of independent registered public accounting firm

To the Board of Directors of Western Asset Funds, Inc. and Shareholders of Western Asset Macro Opportunities Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Western Asset Macro Opportunities Fund (one of the funds constituting Western Asset Funds, Inc., referred to hereafter as the “Fund”) as of October 31, 2021, the related statement of operations for the year ended October 31, 2021, the statement of changes in net assets for each of the two years in the period ended October 31, 2021, including the related notes, and the financial highlights for each of the five years in the period ended October 31, 2021 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of October 31, 2021, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended October 31, 2021 and the financial highlights for each of the five years in the period ended October 31, 2021 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of October 31, 2021 by correspondence with the custodian, agent banks and brokers; when replies were not received, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/PricewaterhouseCoopers LLP

Baltimore, Maryland

December 21, 2021

We have served as the auditor of one or more investment companies in the Franklin Templeton Group of Funds since 1948.

94	Western Asset Macro Opportunities Fund 2021 Annual Report

Statement regarding liquidity risk management program

(unaudited)

Each Fund has adopted and implemented a written Liquidity Risk Management Program (the “LRMP”) as required by Rule 22e-4 under the Investment Company Act of 1940 (the “Liquidity Rule”). The LRMP is designed to assess and manage each Fund’s liquidity risk, which is defined as the risk that the Fund could not meet requests to redeem shares issued by the Fund without significant dilution of remaining investors’ interests in the Fund. In accordance with the Liquidity Rule, the LRMP includes policies and procedures that provide for: (1) assessment, management, and review (no less frequently than annually) of each Fund’s liquidity risk; (2) classification of each Fund’s portfolio holdings into one of four liquidity categories (Highly Liquid, Moderately Liquid, Less Liquid, and Illiquid); (3) for Funds that do not primarily hold assets that are Highly Liquid, establishing and maintaining a minimum percentage of the Fund’s net assets in Highly Liquid investments (called a “Highly Liquid Investment Minimum” or “HLIM”); and (4) prohibiting the Fund’s acquisition of Illiquid investments that would result in the Fund holding more than 15% of its net assets in Illiquid assets. The LRMP also requires reporting to the Securities and Exchange Commission (“SEC”) (on a non-public basis) and to the Board if the Fund’s holdings of Illiquid assets exceed 15% of the Fund’s net assets. Funds with HLIMs must have procedures for addressing HLIM shortfalls, including reporting to the Board and, with respect to HLIM shortfalls lasting more than seven consecutive calendar days, reporting to the SEC (on a non-public basis).

The Director of Liquidity Risk within the Investment Risk Management Group (the “IRMG”) is the appointed Administrator of the LRMP. The IRMG maintains the Investment Liquidity Committee (the “ILC”) to provide oversight and administration of policies and procedures governing liquidity risk management for Franklin Templeton and Legg Mason products and portfolios. The ILC includes representatives from Franklin Templeton’s Risk, Trading, Global Compliance, Legal, Investment Compliance, Investment Operations, Valuation Committee, Product Management and Global Product Strategy.

In assessing and managing each Fund’s liquidity risk, the ILC considers, as relevant, a variety of factors, including the Fund’s investment strategy and the liquidity of its portfolio investments during both normal and reasonably foreseeable stressed conditions; its short and long-term cash flow projections; and its cash holdings and access to other funding sources including the Funds’ interfund lending facility and line of credit. Classification of the Fund’s portfolio holdings in the four liquidity categories is based on the number of days it is reasonably expected to take to convert the investment to cash (for Highly Liquid and Moderately Liquid holdings) or sell or dispose of the investment (for Less Liquid and Illiquid investments), in current market conditions without significantly changing the investment’s market value.

Each Fund primarily holds liquid assets that are defined under the Liquidity Rule as “Highly Liquid Investments,” and therefore is not required to establish an HLIM. Highly Liquid

Western Asset Macro Opportunities Fund	95

Statement regarding liquidity risk management program (unaudited) (cont’d)

Investments are defined as cash and any investment reasonably expected to be convertible to cash in current market conditions in three business days or less without the conversion to cash significantly changing the market value of the investment.

At meetings of the Funds’ Board of Trustees/Directors held in November 2021, the Program Administrator provided a written report to the Board addressing the adequacy and effectiveness of the program for the year ended December 31, 2020. The Program Administrator report concluded that (i.) the LRMP, as adopted and implemented, remains reasonably designed to assess and manage each Fund’s liquidity risk; (ii.) the LRMP, including the Highly Liquid Investment Minimum (“HLIM”) where applicable, was implemented and operated effectively to achieve the goal of assessing and managing each Fund’s liquidity risk; and (iii.) each Fund was able to meet requests for redemption without significant dilution of remaining investors’ interests in the Fund.

96	Western Asset Macro Opportunities Fund

Additional information (unaudited)

Information about Directors and Officers

The business and affairs of Western Asset Macro Opportunities Fund (the “Fund”) are conducted by management under the supervision and subject to the direction of its Board of Directors. The business address of each Director is c/o Jane Trust, Legg Mason, 100 International Drive, 11th Floor, Baltimore, Maryland 21202.

Information pertaining to the Directors and officers of the Board is set forth below. The Statement of Additional Information includes additional information about Directors and is available, without charge, upon request by calling the Fund at 1-877-721-1926.

Independent Directors†

Robert Abeles, Jr.

Year of birth	1945
Position(s) with Fund	Director
Term of office[1] and length of time served[2]	Since 2013
Principal occupation(s) during the past five years	Board Member, Great Public Schools Now (since 2018); Senior Vice President Emeritus (since 2016) and formerly, Senior Vice President, Finance and Chief Financial Officer (2009 to 2016) at University of Southern California; Board Member, Excellent Education Development (since 2012)
Number of funds in fund complex overseen by Director[3]	51
Other Directorships held by Director during the past five years	None

Jane F. Dasher

Year of birth	1949
Position(s) with Fund	Director
Term of office[1] and length of time served[2]	Since 1999
Principal occupation(s) during the past five years	Chief Financial Officer, Long Light Capital, LLC, formerly known as Korsant Partners, LLC (a family investment company) (since 1997)
Number of funds in fund complex overseen by Director[3]	51
Other Directorships held by Director during the past five years	Director, Visual Kinematics, Inc. (since 2018)

Anita L. DeFrantz

Year of birth	1952
Position(s) with Fund	Director
Term of office[1] and length of time served[2]	Since 1998
Principal occupation(s) during the past five years	President of Tubman Truth Corp. (since 2015); President Emeritus (since 2015) and formerly, President (1987 to 2015) and Director (1990 to 2015) of LA84 (formerly Amateur Athletic Foundation of Los Angeles); Member (since 1986), Member of the Executive Board (since 2013) and Vice President (since 2017) of the International Olympic Committee
Number of funds in fund complex overseen by Director[3]	51
Other Directorships held by Director during the past five years	None

Western Asset Macro Opportunities Fund	97

Additional information (unaudited) (cont’d)

Information about Directors and Officers

Independent Directors† (cont’d)

Susan B. Kerley

Year of birth	1951
Position(s) with Fund	Director
Term of office[1] and length of time served[2]	Since 1992
Principal occupation(s) during the past five years	Investment Consulting Partner, Strategic Management Advisors, LLC (investment consulting) (since 1990)
Number of funds in fund complex overseen by Director[3]	51
Other Directorships held by Director during the past five years	Director and Trustee (since 1990) and Chairman (since 2017 and 2005 to 2012) of various series of MainStay Family of Funds (66 funds); formerly, Investment Company Institute (ICI) Board of Governors (2006 to 2014); ICI Executive Committee (2011 to 2014); Chairman of the Independent Directors Council (2012 to 2014)

Michael Larson

Year of birth	1959
Position(s) with Fund	Director
Term of office[1] and length of time served[2]	Since 2004
Principal occupation(s) during the past five years	Chief Investment Officer for William H. Gates III (since 1994)[4]
Number of funds in fund complex overseen by Director[3]	51
Other Directorships held by Director during the past five years	Republic Services, Inc. (since 2009); Fomento Economico Mexicano, SAB (since 2011); Ecolab Inc. (since 2012); formerly, AutoNation, Inc. (2010 to 2018)

Avedick B. Poladian

Year of birth	1951
Position(s) with Fund	Director
Term of office[1] and length of time served[2]	Since 2007
Principal occupation(s) during the past five years	Director and Advisor (since 2017) and former Executive Vice President and Chief Operating Officer (2002 to 2016) of Lowe Enterprises, Inc. (privately held real estate and hospitality firm); formerly, Partner, Arthur Andersen, LLP (1974 to 2002)
Number of funds in fund complex overseen by Director[3]	51
Other Directorships held by Director during the past five years	Occidental Petroleum Corporation (since 2008); California Resources Corporation (since 2014); and Public Storage (since 2010)

98	Western Asset Macro Opportunities Fund

Independent Directors† (cont’d)

William E.B. Siart

Year of birth	1946
Position(s) with Fund	Director and Chairman of the Board
Term of office[1] and length of time served[2]	Since 1997
Principal occupation(s) during the past five years	Chairman of Great Public Schools Now (since 2015); Chairman of Excellent Education Development (since 2000); formerly, Trustee of The Getty Trust (since 2005 to 2017); Chairman of Walt Disney Concert Hall, Inc. (1998 to 2006)
Number of funds in fund complex overseen by Director[3]	51
Other Directorships held by Director during the past five years	Member of Board of United States Golf Association, Executive Committee Member (since 2017); Trustee, University of Southern California (since 1994)

Jaynie Miller Studenmund

Year of birth	1954
Position(s) with Fund	Director
Term of office[1] and length of time served[2]	Since 2004
Principal occupation(s) during the past five years	Corporate Board Member and Advisor (since 2004); formerly, Chief Operating Officer of Overture Services, Inc. (publicly traded internet company that created search engine marketing) (2001 to 2004); President and Chief Operating Officer, PayMyBills (internet innovator in bill presentment/payment space) (1999 to 2001); Executive vice president for consumer and business banking for three national financial institutions (1984 to 1997)
Number of funds in fund complex overseen by Director[3]	51
Other Directorships held by Director during the past five years	Director of Pacific Premier Bancorp Inc. and Pacific Premier Bank (since 2019); Director of EXL (operations management and analytics company) (since 2018); Director of CoreLogic, Inc. (information, analytics and business services company) (since 2012); formerly, Director of Pinnacle Entertainment, Inc. (gaming and hospitality company) (2012 to 2018); Director of LifeLock, Inc. (identity theft protection company) (2015 to 2017); Director of Orbitz Worldwide, Inc. (online travel company) (2007 to 2014)

Peter J. Taylor

Year of birth	1958
Position(s) with Fund	Director
Term of office[1] and length of time served[2]	Since 2019
Principal occupation(s) during the past five years	President, ECMC Foundation (nonprofit organization) (since 2014); formerly, Executive Vice President and Chief Financial Officer for University of California system (2009 to 2014)
Number of funds in fund complex overseen by Director[3]	51
Other Directorships held by Director during the past five years	Director of Pacific Mutual Holding Company[5] (since 2016); Member of the Board of Trustees of California State University system (since 2015); Ralph M. Parson Foundation (since 2015), Kaiser Family Foundation (since 2012), and Edison International (since 2011)

Western Asset Macro Opportunities Fund	99

Additional information (unaudited) (cont’d)

Information about Directors and Officers

Interested Director

Ronald L. Olson[6]

Year of birth	1941
Position(s) with Fund	Director
Term of office[1] and length of time served[2]	Since 2005
Principal occupation(s) during the past five years	Partner of Munger, Tolles & Olson LLP (law partnership) (since 1968)
Number of funds in fund complex overseen by Director[3]	51
Other Directorships held by Director during the past five years	Berkshire Hathaway, Inc. (since 1997)

Interested Director and Officer

Jane Trust, CFA[7]

Year of birth	1962
Position(s) with Fund	Director, President and Chief Executive Officer
Term of office[1] and length of time served[2]	Since 2015
Principal occupation(s) during the past five years	Senior Vice President, Fund Board Management, Franklin Templeton (since 2020); Officer and/or Trustee/Director of 132 funds associated with LMPFA or its affiliates (since 2015); President and Chief Executive Officer of LMPFA (since 2015); formerly, Senior Managing Director (2018 to 2020) and Managing Director (2016 to 2018) of Legg Mason & Co., LLC (“Legg Mason & Co.”); Senior Vice President of LMPFA (2015)
Number of funds in fund complex overseen by Director[3]	130
Other Directorships held by Director during the past five years	None

Additional Officers

Ted P. Becker Franklin Templeton 620 Eighth Avenue, 47th Floor, New York, NY 10018

Year of birth	1951
Position(s) with Fund	Chief Compliance Officer
Term of office[1] and length of time served[2]	Since 2007
Principal occupation(s) during the past five years	Vice President, Global Compliance of Franklin Templeton (since 2020); Chief Compliance Officer of LMPFA (since 2006); Chief Compliance Officer of certain funds associated with Legg Mason & Co. or its affiliates (since 2006); formerly, Director of Global Compliance at Legg Mason, Inc. (2006 to 2020); Managing Director of Compliance of Legg Mason & Co. (2005 to 2020)

100	Western Asset Macro Opportunities Fund

Additional Officers (cont’d)

Susan Kerr Franklin Templeton 620 Eighth Avenue, 47th Floor, New York, NY 10018

Year of birth	1949
Position(s) with Fund	Chief Anti-Money Laundering Compliance Officer
Term of office[1] and length of time served[2]	Since 2013
Principal occupation(s) during the past five years	Senior Compliance Analyst, Franklin Templeton (since 2020); Chief Anti-Money Laundering Compliance Officer of certain funds associated with Legg Mason & Co. or its affiliates (since 2013) and Anti-Money Laundering Compliance Officer (since 2012), Senior Compliance Officer (since 2011) and Assistant Vice President (since 2010) of Franklin Distributors, LLC; formerly, Assistant Vice President of Legg Mason & Co. (2010 to 2020)

Jenna Bailey Franklin Templeton 100 First Stamford Place, 5th Floor, Stamford, CT 06902

Year of birth	1978
Position(s) with Fund	Identity Theft Prevention Officer
Term of office[1] and length of time served[2]	Since 2015
Principal occupation(s) during the past five years	Senior Compliance Analyst of Franklin Templeton (since 2020); Identity Theft Prevention Officer of certain funds associated with Legg Mason & Co. or its affiliates (since 2015); formerly, Compliance Officer of Legg Mason & Co. (2013 to 2020); Assistant Vice President of Legg Mason & Co. (2011 to 2020)

Marc A. De Oliveira Franklin Templeton 100 First Stamford Place, 6th Floor, Stamford, CT 06902

Year of birth	1971
Position(s) with Fund	Secretary and Chief Legal Officer
Term of office[1] and length of time served[2]	Since 2020
Principal occupation(s) during the past five years	Associate General Counsel of Franklin Templeton (since 2020); Assistant Secretary of certain funds associated with Legg Mason & Co. or its affiliates (since 2006); formerly, Managing Director (2016 to 2020) and Associate General Counsel of Legg Mason & Co. (2005 to 2020)

Western Asset Macro Opportunities Fund	101

Additional information (unaudited) (cont’d)

Information about Directors and Officers

Additional Officers (cont’d)

Thomas C. Mandia Franklin Templeton 100 First Stamford Place, 6th Floor, Stamford, CT 06902

Year of birth	1962
Position(s) with Fund	Senior Vice President
Term of office[1] and length of time served[2]	Since 2020
Principal occupation(s) during the past five years	Senior Associate General Counsel of Franklin Templeton (since 2020); Secretary of LMPFA (since 2006); Assistant Secretary of certain funds associated with Legg Mason & Co. or its affiliates (since 2006); Secretary of LM Asset Services, LLC (“LMAS”) (since 2002) and Legg Mason Fund Asset Management, Inc. (“LMFAM”) (since 2013) (formerly registered investment advisers); formerly, Managing Director and Deputy General Counsel of Legg Mason & Co. (2005 to 2020)

Christopher Berarducci Franklin Templeton 620 Eighth Avenue, 47th Floor, New York, NY 10018

Year of birth	1974
Position(s) with Fund	Treasurer and Principal Financial Officer
Term of office[1] and length of time served[2]	Since 2019
Principal occupation(s) during the past five years	Vice President, Fund Administration and Reporting, Franklin Templeton (since 2020); Treasurer (since 2010) and Principal Financial Officer (since 2019) of certain funds associated with Legg Mason & Co. or its affiliates; formerly, Managing Director (2020), Director (2015 to 2020), and Vice President (2011 to 2015) of Legg Mason & Co.

Jeanne M. Kelly Franklin Templeton 620 Eighth Avenue, 47th Floor, New York, NY 10018

Year of birth	1951
Position(s) with Fund	Senior Vice President
Term of office[1] and length of time served[2]	Since 2007
Principal occupation(s) during the past five years	U.S. Fund Board Team Manager, Franklin Templeton (since 2020); Senior Vice President of certain funds associated with Legg Mason & Co. or its affiliates (since 2007); Senior Vice President of LMPFA (since 2006); President and Chief Executive Officer of LMAS and LMFAM (since 2015); formerly, Managing Director of Legg Mason & Co. (2005 to 2020); Senior Vice President of LMFAM (2013 to 2015)

†	Directors who are not “interested persons” of the Fund within the meaning of Section 2(a)(19) of the Investment Company Act of 1940, as amended (the “1940 Act”).

[1]	Each Director and officer serves until his or her respective successor has been duly elected and qualified or until his or her earlier death, resignation, retirement or removal.

[2]	Indicates the earliest year in which the Director became a board member for a fund in the Legg Mason fund complex or the officer took such office.

102	Western Asset Macro Opportunities Fund

[3]

Each board member also serves as a Director of Western Asset Investment Grade Income Fund Inc. and a Trustee of Western Asset Premier Bond Fund (closed-end investment companies), which are considered part of the same fund complex. Additionally, each board member serves as a Trustee of Western Asset Inflation-Linked Income Fund and Western Asset Inflation-Linked Opportunities & Income Fund, closed-end investment companies that are part of the same fund complex.

[4]

Mr. Larson is the chief investment officer for William H. Gates III and in that capacity oversees the investments of Mr. Gates and the investments of the Bill and Melinda Gates Foundation Trust (such combined investments are referred to as the “Accounts”). Since 1997, Western Asset has provided discretionary investment advice with respect to one or more Accounts.

[5]

Western Asset and its affiliates provide investment advisory services with respect to registered investment companies sponsored by an affiliate of Pacific Mutual Holding Company (“Pacific Holdings”). Affiliates of Pacific Holdings receive compensation from LMPFA or its affiliates for shareholder or distribution services provided with respect to registered investment companies for which Western Asset or its affiliates serve as investment adviser.

[6]	Mr. Olson is an “interested person” of the Fund, as defined in the 1940 Act, because his law firm has provided legal services to Western Asset.

[7]	Ms. Trust is an “interested person” of the Fund, as defined in the 1940 Act, because of her position with LMPFA and/or certain of its affiliates.

Western Asset Macro Opportunities Fund	103

Important tax information (unaudited)

By mid-February, tax information related to a shareholder’s proportionate share of distributions paid during the preceding calendar year will be received, if applicable. Please also refer to www.franklintempleton.com for per share tax information related to any distributions paid during the preceding calendar year. Shareholders are advised to consult with their tax advisors for further information on the treatment of these amounts on their tax returns.

The following tax information for the Fund is required to be furnished to shareholders with respect to income earned and distributions paid during its fiscal year.

The Fund hereby reports the following amounts, or if subsequently determined to be different, the maximum allowable amounts, for the fiscal year ended October 31, 2021:

	Pursuant to:	Amount Reported
Income Eligible for Dividends Received Deduction (DRD)	§854(b)(1)(A)	$5,625
Qualified Dividend Income Earned (QDI)	§854(b)(1)(B)	$5,625
Qualified Net Interest Income (QII)	§871(k)(1)(C)	$18,528,636
Section 163(j) Interest Earned	§163(j)	$71,243,160
Interest Earned from Federal Obligations	Note (1)	$3,178,041

Note (1) - The Law varies in each state as to whether and what percentage of dividend income attributable to Federal obligations is exempt from state income tax. Shareholders are advised to consult with their tax advisors to determine if any portion of the dividends received is exempt from state income taxes.

104	Western Asset Macro Opportunities Fund

Western Asset

Macro Opportunities Fund

Directors

Robert Abeles, Jr.

Jane F. Dasher

Anita L. DeFrantz

Susan B. Kerley

Michael Larson

Ronald L. Olson

Avedick B. Poladian

William E.B. Siart

Chairman

Jaynie M. Studenmund

Peter J. Taylor

Jane Trust

Investment manager

Legg Mason Partners Fund Advisor, LLC

Subadvisers

Western Asset Management Company, LLC

Western Asset Management Company Limited

Western Asset Management Company Ltd

Western Asset Management Company Pte. Ltd.

Distributor

Franklin Distributors, LLC†

Custodian

The Bank of New York Mellon

Transfer agent

BNY Mellon Investment

Servicing (US) Inc.

4400 Computer Drive

Westborough, MA 01581

Independent registered public accounting firm

PricewaterhouseCoopers LLP Baltimore, MD

†	Effective July 7, 2021, Legg Mason Investor Services, LLC was renamed Franklin Distributors, LLC.

Western Asset Macro Opportunities Fund

The Fund is a separate investment series of Western Asset Funds, Inc.

Western Asset Macro Opportunities Fund

Legg Mason Funds

620 Eighth Avenue, 47th Floor

New York, NY 10018

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The Fund’s Forms N-PORT are available on the SEC’s website at www.sec.gov. To obtain information on Form N-PORT, shareholders can call the Fund at 1-877-721-1926.

Information on how the Fund voted proxies relating to portfolio securities during the prior 12-month period ended June 30th of each year and a description of the policies and procedures that the Fund uses to determine how to vote proxies related to portfolio transactions are available (1) without charge, upon request, by calling the Fund at 1-877-721-1926, (2) at www.franklintempleton.com and (3) on the SEC’s website at www.sec.gov.

This report is submitted for the general information of the shareholders of Western Asset Macro Opportunities Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by a current prospectus.

Investors should consider the Fund’s investment objectives, risks, charges and expenses carefully before investing. The prospectus contains this and other important information about the Fund. Please read the prospectus carefully before investing.

www.franklintempleton.com

© 2021 Franklin Distributors, LLC, Member FINRA/SIPC. All rights reserved.

Legg Mason Funds Privacy and Security Notice

Your Privacy and the Security of Your Personal Information is Very Important to the Legg Mason Funds

This Privacy and Security Notice (the “Privacy Notice”) addresses the Legg Mason Funds’ privacy and data protection practices with respect to nonpublic personal information the Funds receive. The Legg Mason Funds include any funds sold by the Funds’ distributor, Franklin Distributors, LLC, as well as Legg Mason-sponsored closed-end funds. The provisions of this Privacy Notice apply to your information both while you are a shareholder and after you are no longer invested with the Funds.

The Type of Nonpublic Personal Information the Funds Collect About You

The Funds collect and maintain nonpublic personal information about you in connection with your shareholder account. Such information may include, but is not limited to:

•	Personal information included on applications or other forms;

•	Account balances, transactions, and mutual fund holdings and positions;

•	Bank account information, legal documents, and identity verification documentation;

•	Online account access user IDs, passwords, security challenge question responses; and

•	Information received from consumer reporting agencies regarding credit history and creditworthiness (such as the amount of an individual’s total debt, payment history, etc.).

How the Funds Use Nonpublic Personal Information About You

The Funds do not sell or share your nonpublic personal information with third parties or with affiliates for their marketing purposes, or with other financial institutions or affiliates for joint marketing purposes, unless you have authorized the Funds to do so. The Funds do not disclose any nonpublic personal information about you except as may be required to perform transactions or services you have authorized or as permitted or required by law. The Funds may disclose information about you to:

•	Employees, agents, and affiliates on a “need to know” basis to enable the Funds to conduct ordinary business, or to comply with obligations to government regulators;

•

Service providers, including the Funds’ affiliates, who assist the Funds as part of the ordinary course of business (such as printing, mailing services, or processing or servicing your account with us) or otherwise perform services on the Funds’ behalf, including companies that may perform statistical analysis, market research and marketing services solely for the Funds;

•

Permit access to transfer, whether in the United States or countries outside of the United States to such Funds’ employees, agents and affiliates and service providers as required to enable the Funds to conduct ordinary business, or to comply with obligations to government regulators;

•	The Funds’ representatives such as legal counsel, accountants and auditors to enable the Funds to conduct ordinary business, or to comply with obligations to government regulators;

•	Fiduciaries or representatives acting on your behalf, such as an IRA custodian or trustee of a grantor trust.

NOT PART OF THE ANNUAL REPORT

Legg Mason Funds Privacy and Security Notice (cont’d)

Except as otherwise permitted by applicable law, companies acting on the Funds’ behalf, including those outside the United States, are contractually obligated to keep nonpublic personal information the Funds provide to them confidential and to use the information the Funds share only to provide the services the Funds ask them to perform. The Funds may disclose nonpublic personal information about you when necessary to enforce their rights or protect against fraud, or as permitted or required by applicable law, such as in connection with a law enforcement or regulatory request, subpoena, or similar legal process. In the event of a corporate action or in the event a Fund service provider changes, the Funds may be required to disclose your nonpublic personal information to third parties. While it is the Funds’ practice to obtain protections for disclosed information in these types of transactions, the Funds cannot guarantee their privacy policy will remain unchanged.

Keeping You Informed of the Funds’ Privacy and Security Practices

The Funds will notify you annually of their privacy policy as required by federal law. While the Funds reserve the right to modify this policy at any time they will notify you promptly if this privacy policy changes.

The Funds’ Security Practices

The Funds maintain appropriate physical, electronic and procedural safeguards designed to guard your nonpublic personal information. The Funds’ internal data security policies restrict access to your nonpublic personal information to authorized employees, who may use your nonpublic personal information for Fund business purposes only.

Although the Funds strive to protect your nonpublic personal information, they cannot ensure or warrant the security of any information you provide or transmit to them, and you do so at your own risk. In the event of a breach of the confidentiality or security of your nonpublic personal information, the Funds will attempt to notify you as necessary, so you can take appropriate protective steps. If you have consented to the Funds using electronic communications or electronic delivery of statements, they may notify you under such circumstances using the most current email address you have on record with them.

In order for the Funds to provide effective service to you, keeping your account information accurate is very important. If you believe that your account information is incomplete, not accurate or not current, if you have questions about the Funds’ privacy practices, or our use of your nonpublic personal information, write the Funds using the contact information on your account statements, email the Funds by clicking on the Contact Us section of the Funds’ website at www.franklintempleton.com, or contact the Fund at 1-877-721-1926.

Revised April 2018

Legg Mason California Consumer Privacy Act Policy

Although much of the personal information we collect is “nonpublic personal information” subject to federal law, residents of California may, in certain circumstances, have additional rights under the California Consumer Privacy Act (“CCPA”). For example, if you are a broker,

NOT PART OF THE ANNUAL REPORT

Legg Mason Funds Privacy and Security Notice (cont’d)

dealer, agent, fiduciary, or representative acting by or on behalf of, or for, the account of any other person(s) or household, or a financial advisor, or if you have otherwise provided personal information to us separate from the relationship we have with personal investors, the provisions of this Privacy Policy apply to your personal information (as defined by the CCPA).

•

In addition to the provisions of the Legg Mason Funds Security and Privacy Notice, you may have the right to know the categories and specific pieces of personal information we have collected about you.

•	You also have the right to request the deletion of the personal information collected or maintained by the Funds.

If you wish to exercise any of the rights you have in respect of your personal information, you should advise the Funds by contacting them as set forth below. The rights noted above are subject to our other legal and regulatory obligations and any exemptions under the CCPA. You may designate an authorized agent to make a rights request on your behalf, subject to the identification process described below. We do not discriminate based on requests for information related to our use of your personal information, and you have the right not to receive discriminatory treatment related to the exercise of your privacy rights.

We may request information from you in order to verify your identity or authority in making such a request. If you have appointed an authorized agent to make a request on your behalf, or you are an authorized agent making such a request (such as a power of attorney or other written permission), this process may include providing a password/passcode, a copy of government issued identification, affidavit or other applicable documentation, i.e. written permission. We may require you to verify your identity directly even when using an authorized agent, unless a power of attorney has been provided. We reserve the right to deny a request submitted by an agent if suitable and appropriate proof is not provided.

For the 12-month period prior to the date of this Privacy Policy, the Legg Mason Funds have not sold any of your personal information; nor do we have any plans to do so in the future.

Contact Information

Address: Data Privacy Officer, 100 International Dr., Baltimore, MD 21202

Email: DataProtectionOfficer@franklintempleton.com

Phone: 1-800-396-4748

Revised October 2020

NOT PART OF THE ANNUAL REPORT

Western Asset Management Company, LLC

Legg Mason, Inc. Subsidiaries

www.franklintempleton.com

© 2021 Franklin Distributors, LLC, Member FINRA/SIPC. All rights reserved.

WASX016050 12/21 SR21-4300

ITEM 2.	CODE OF ETHICS.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

The Board of Directors of the registrant has determined that Mr. Robert Abeles, Jr., possesses the technical attributes identified in Instruction 2(b) of Item 3 to Form N-CSR to qualify as “audit committee financial expert,” and have designated Mr. Abeles as the Audit Committee’s financial expert. Mr. Abeles is an “independent” Director pursuant to paragraph (a) (2) of Item 3 to Form N-CSR.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES

(a) Audit Fees. The aggregate fees billed in the last two fiscal years ending October 31, 2020 and October 31, 2021 (the “Reporting Periods”) for professional services rendered by the Registrant’s principal accountant (the “Auditor”) for the audit of the Registrant’s annual financial statements, or services that are normally provided by the Auditor in connection with the statutory and regulatory filings or engagements for the Reporting Periods, were $65,634 in October 31, 2020 and in $65,634 in October 31, 2021.

(b) Audit-Related Fees. The aggregate fees billed in the Reporting Period for assurance and related services by the Auditor that are reasonably related to the performance of the Registrant’s financial statements were $0 in October 31, 2020 and $0 in October 31, 2021.

(c) Tax Fees. The aggregate fees billed in the Reporting Periods for professional services rendered by the Auditor for tax compliance, tax advice and tax planning (“Tax Services”) were $0 in October 31, 2020 and $10,000 in October 31, 2021. These services consisted of (i) review or preparation of U.S. federal, state, local and excise tax returns; (ii) U.S. federal, state and local tax planning, advice and assistance regarding statutory, regulatory or administrative developments, and (iii) tax advice regarding tax qualification matters and/or treatment of various financial instruments held or proposed to be acquired or held.

There were no fees billed for tax services by the Auditors to service affiliates during the Reporting Periods that required pre-approval by the Audit Committee.

(d) All Other Fees. The aggregate other fees billed in the Reporting Periods for products and services provided by the Auditor were $0 in October 31, 2020 and $0 in October 31, 2021, other than the services reported in paragraphs (a) through (c) for the Item for the Western Asset Funds, Inc.

All Other Fees. There were no other non-audit services rendered by the Auditor to Legg Mason Partners Fund Advisors, LLC (“LMPFA”), and any entity controlling, controlled by or under common control with LMPFA that provided ongoing services to Western Asset Funds, Inc. requiring pre-approval by the Audit Committee in the Reporting Period.

(e) Audit Committee’s pre–approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

(1) The Charter for the Audit Committee (the “Committee”) of the Board of each registered investment company (the “Fund”) advised by LMPFA or one of their affiliates (each, an “Adviser”) requires that the Committee shall approve (a) all audit and permissible non-audit services to be provided to the Fund and (b) all permissible non-audit services to be provided by the Fund’s independent auditors to the Adviser and any Covered Service Providers if the engagement relates directly to the operations and financial reporting of the Fund. The Committee may implement policies and procedures by which such services are approved other than by the full Committee.

The Committee shall not approve non-audit services that the Committee believes may impair the independence of the auditors. As of the date of the approval of this Audit Committee Charter, permissible non-audit services include any professional services (including tax services), that are not prohibited services as described below, provided to the Fund by the independent auditors, other than those provided to the Fund in connection with an audit or a review of the financial statements of the Fund. Permissible non-audit services may not include: (i) bookkeeping or other services related to the accounting records or financial statements of the Fund; (ii) financial information systems design and implementation; (iii) appraisal or valuation services, fairness opinions or contribution-in-kind reports; (iv) actuarial services; (v) internal audit outsourcing services; (vi) management functions or human resources; (vii) broker or dealer, investment adviser or investment banking services; (viii) legal services and expert services unrelated to the audit; and (ix) any other service the Public Company Accounting Oversight Board determines, by regulation, is impermissible.

Pre-approval by the Committee of any permissible non-audit services is not required so long as: (i) the aggregate amount of all such permissible non-audit services provided to the Fund, the Adviser and any service providers controlling, controlled by or under common control with the Adviser that provide ongoing services to the Fund (“Covered Service Providers”) constitutes not more than 5% of the total amount of revenues paid to the independent auditors during the fiscal year in which the permissible non-audit services are provided to (a) the Fund, (b) the Adviser and (c) any entity controlling, controlled by or under common control with the Adviser that provides ongoing services to the Fund during the fiscal year in which the services are provided that would have to be approved by the Committee; (ii) the permissible non-audit services were not recognized by the Fund at the time of the engagement to be non-audit services; and (iii) such services are promptly brought to the attention of the Committee and approved by the Committee (or its delegate(s)) prior to the completion of the audit.

(2) For the Western Asset Funds, Inc., the percentage of fees that were approved by the audit committee, with respect to: Audit-Related Fees were 100% and 100% for October 31, 2020 and October 31, 2021; Tax Fees were 100% and 100% for October 31, 2020 and October 31, 2021; and Other Fees were 100% and 100% for October 31, 2020 and October 31, 2021.

(f) N/A

(g) Non-audit fees billed by the Auditor for services rendered to Western Asset Funds, Inc., LMPFA and any entity controlling, controlled by, or under common control with LMPFA that provides ongoing services to Western Asset Funds, Inc. during the reporting period were $701,092 in October 31, 2020 and $343,489 in October 31, 2021.

(h) Yes. Western Asset Funds, Inc.’s Audit Committee has considered whether the provision of non-audit services that were rendered to Service Affiliates, which were not pre-approved (not requiring pre-approval), is compatible with maintaining the Accountant’s independence. All services provided by the Auditor to the Western Asset Funds, Inc. or to Service Affiliates, which were required to be pre-approved, were pre-approved as required.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

a)	The independent board members are acting as the registrant’s audit committee as specified in Section 3(a)(58)(B) of the Exchange Act. The Audit Committee consists of the following Board members:

Robert Abeles, Jr

Jane F. Dasher

Anita L. DeFrantz

Susan B. Kerley

Michael Larson

Ronald L. Olson

Avedick B. Poladian

William E.B. Siart

JaynieM. Studenmund

Peter J. Taylor

b)	Not applicable.

ITEM 6.	SCHEDULE OF INVESTMENTS.

Included herein under Item 1.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Not applicable.

ITEM 11.	CONTROLS AND PROCEDURES.

(a)

The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a- 3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the disclosure controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934.

(b)

There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are likely to materially affect the registrant’s internal control over financial reporting.

ITEM 12.	DISCLOSURE OF SECURITIES LENDING ACTIVITIES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 13.	EXHIBITS.

(a) (1) Code of Ethics attached hereto.

Exhibit  99.CODE ETH

(a) (2)  Certifications pursuant to section 302 of the Sarbanes-Oxley Act of 2002 attached hereto.

Exhibit 99.CERT

(b) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 attached hereto.

Exhibit 99.906CERT

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this Report to be signed on its behalf by the undersigned, there unto duly authorized.

Western Asset Funds, Inc.

By:	/s/ Jane Trust
Jane Trust
Chief Executive Officer

Date:	December 27, 2021

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Jane Trust
Jane Trust
Chief Executive Officer

Date:	December 27, 2021

By:	/s/ Christopher Berarducci
Christopher Berarducci
Principal Financial Officer

Date:	December 27, 2021